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                                                                   EXHIBIT 10.25
                                                                      EXTRA COPY





                            ASSET PURCHASE AGREEMENT

                                     Between

                  COMMERCIAL CAPITAL CORPORATION, JAMES NEESE,
                LARRY RICE, TRUSTEE AND LARRY RICE, INDIVIDUALLY

                                       and

                        T & W FUNDING COMPANY VI, L.L.C.

                                   Dated as of

                                  June 2, 1997



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                                LIST OF EXHIBITS

1. 1. 1 (a)           List of operating assets, furniture, fixtures, machinery,
                      equipment, computers, etc.

1.1.1(d) List of trademarks, trade names, copyrights and other intellectual property rights

1.1.1(j)              List of permits, licenses and governmental approvals

1.1.1(k)              List of contracts and leases (including residuals)

1.1.2                 List of excluded assets

1.2                   List of assumed liabilities

1.3                   Form of Employment and Noncompetition Agreements

2.3                   Form of Promissory Note

2.4(a)                Form of Unconditional Guaranty

2.4(b)                Form of Security Agreement

4.4                   Form of Assignment, Assumption and/or Consent

                              DISCLOSURE SCHEDULES

4.3                   Liens, encumbrances and charges

4.4                   Real and personal property leases

4.5                   Contracts, agreements and commitments

4.8                   Financial Statements

4.9                   Litigation




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                            ASSET PURCHASE AGREEMENT

      The parties to this Agreement are (i) T & W FUNDING COMPANY VI, L.L.C., a Delaware limited liability company ("Purchaser"); (ii) COMMERCIAL CAPITAL CORPORATION, a Kansas corporation ("Seller"); (iii) JAMES NEESE ("Neese"); (iv) LARRY RICE, Trustee of the Sharon K. Rice Revocable Trust ("Rice, Trustee"); (v) LARRY E. RICE, individually ("Rice") (vi) MICHAEL A. PRICE (" M. Price"); (vii) THOMAS W. PRICE ("T. Price"); (viii) KENNETH W. McCARTHY, JR. ("McCarthy"); (ix) PAUL B. LUKE ("Luke"); and (x) T & W FINANCIAL CORPORATION ("T & W Financial"). The shareholders of Seller (Neese and Rice, Trustee) are collectively referred to herein as the "Shareholders." T&W Financial, M. Price, T. Price, McCarthy and Luke are collectively referred to herein as the "Guarantors."

      Seller desires to sell to Purchaser and Purchaser desires to acquire upon the terms and conditions set forth in this Agreement substantially all of the property, assets and business of Seller.

      The Shareholders are all of the shareholders of Seller.

      In consideration of the mutual agreements set forth below, the parties agree:

      1. SALE AND PURCHASE OF ASSETS. On the terms and subject to the conditions of this Agreement, at Closing Seller will sell, assign and convey to Purchaser and Purchaser will purchase from Seller, all of Seller's right, title and interest in and to the "Assets," as defined below, free and clear of all liens, claims and encumbrances except as otherwise provided in this Agreement.

         1.1 DESCRIPTION OF ASSETS. The "Assets" are all of the assets and properties of Seller, except as specifically excluded below, existing as of Closing.

               1.1.1 Assets Included. The Assets include, without limitation all of the following:

                      (a) Operating assets, furniture, fixtures, machinery, equipment, computers (and related peripherals and software), including but not limited to the specific items listed in Exhibit 1.1.1(a) attached to this Agreement;

                      (b) Leasehold improvements at the leased premises occupied by Seller;

                      (c)    Accounts receivable;

                      (d) Trademarks, trade names (including the name "Commercial Capital Corporation" and any variation thereof), trade secrets, proprietary information, and other intellectual property rights of any and every nature, including but not limited



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to the specific items listed in Exhibit 1.1.1(d) attached to this Agreement;

                      (a)    Other tangible assets;

                      (f) Business and accounting records, including customer lists and supplier lists (including all such records and lists stored on computer disks and other similar media); provided, that Seller and Shareholders shall have a continuing right of access to such records for tax purposes;

                      (g) Telephone and fax numbers and post office boxes (effective as of Closing, Seller grants Purchaser the right to open all mail delivered to such post office boxes);

                      (h) Credits and deposits with suppliers, utilities, taxing authorities and all other persons and entities;

                      (i)    Product warranties from Seller's suppliers;

                      (j) Permits, licenses and governmental approvals including but not limited to the specific items listed in Exhibit 1.1.1(j) attached to this Agreement;

                      (k) The contracts and leases to which Seller is a party and which are listed in Exhibit 1.1.1(k) to this Agreement; and

                      (l) Cash on hand and in Seller's bank and/or brokerage accounts at Closing.

               1.1.2 Assets Excluded. Except as provided elsewhere herein, the Assets do not include the following:

                      (a) Corporate minute books, stock books and corporate seal; and

                      (b)    Those specific items described in Exhibit
1.1.2 attached to this Agreement.

         1.2 Liabilities And Obligations. Except for the Leases, the Scheduled Contracts and those liabilities, debts or obligations listed on Exhibit 1.2 to this Agreement, which Purchaser shall assume at Closing, Purchaser assumes no liabilities, debts or obligations of Seller or the Shareholders of any nature whatsoever, whether absolute, accrued, contingent or otherwise, or whether due or to become due, including any liability for taxes.

         1.3 Employment and Noncompetition Agreements. At Closing, T&W Financial Corporation (Purchaser's affiliate) and each of Neese and Rice shall execute and deliver Employment and Noncompetition Agreements in the form attached as Exhibit
1.3 to this Agreement (the "Employment and Noncompetition Agreements").



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      2.   PURCHASE PRICE.

         2.1 AMOUNT. The purchase price ("Purchase Price") for the Assets is 2.5 X GAAP total shareholders' equity in Seller adjusted to the date of Closing less the excluded assets described in Exhibit 1.1.2 and liabilities not assumed hereunder. The Closing Date shall be May 31, 1997, but preliminary closing figures shall be based on the preliminary internal financial statements as of April 30, 1997 (such amount being $5,558,063.00), applying consistent GAAP accounting principles with reference to the October 31, 1996 fiscal year-end audited financial statements. As soon as practicable after Closing, post-closing adjustments shall be made to reflect the change in total shareholder's equity from the preliminary internal financial statements as of April 30, 1997 to May 31, 1997.

         2.2    Purchase Price Adjustment Based on Termination of
  Employment. The Purchase Price shall also be reduced in the following manner upon the happening of any one of the following events which are more fully described in the Employment and Noncompetition Agreements to be executed by Neese and Rice.

               (a) If Purchaser terminates a Shareholder's employment pursuant to an Employment and Noncompetition Agreement without cause, there shall not be a reduction and Seller and the Shareholders shall be entitled to one hundred percent (100%) of the Purchase Price.

               (b) Provided that Purchaser is not in default of its any of its obligations hereunder, if both Shareholders terminate their employment voluntarily in accordance with their Employment and Noncompetition Agreements during the first twenty-four (24) months of their employment, then Seller shall forfeit One Million Dollars ($1,000,000) of the remainder of the unpaid Purchase Price as of the effective date of termination of employment; and provided further, that death or disability shall not be deemed a voluntary termination.

         2.3   Manner of Payment.

               (a) Ten percent (10%) of the Purchase Price is payable in cash at Closing by cashier's check or wire transfer of current funds;

               (b) An additional fifteen percent (15%) of the Purchase Price shall be payable on the one (1) year anniversary date of T & W Financial Corporation's initial public offering; and

               (c) The balance of the Purchase Price is payable pursuant to the terms of the promissory note attached hereto as Exhibit 2.3 (the "Note").

         2.4  Security.  As security for the Mote:



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               (a)   T & W Financial Corporation, Michael A. Price, Katherine M.
Price, Thomas A. Price, Patricia A. Price, Ken McCarthy, Jr., Carol L. McCarthy and Paul Luke shall execute and deliver to Seller an Unconditional Guaranty, whereby they shall jointly and severally guarantee the payment of the balance of the Purchase Price. The form of the Unconditional Guaranty is attached hereto as
Exhibit 2.5(a) (the "Guaranty"); and

               (b) Purchaser shall grant to Seller a security interest in the Assets pursuant to a written Security Agreement, the form of which is attached as Exhibit 2.5(b).

         2.6 Allocation of Purchase Price. As soon as practicable after Closing, the parties shall agree upon an allocation of the Purchase Price among the Assets.

         2.7 Income Tax Warranty. Purchaser and Guarantors, jointly and severally, warrant to Seller, Shareholders and Rice that the income tax effect of the sale contemplated by this Asset Purchase Agreement shall be identical, in all respects, to the income tax effect that would occur if this transaction had been structured as a sale of all of Shareholder's stock of Seller instead of as an asset purchase agreement. Purchaser and Guarantors, jointly and severally, agree to pay on or before the due date of such tax liability any additional tax resulting from structuring this transaction as an Asset Purchase Agreement and, further, agree to indemnify Seller, Shareholders and Rice from any loss, cost, expense or additional tax whatsoever arising as a result of structuring this transaction as an asset purchase agreement. After closing, Seller's accountants shall determine and report to the parties the estimated amount of Purchaser and Guarantor's liability under this paragraph, but such estimate shall not limit the liability of Purchaser and Guarantors.

         3. CLOSING. The Closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Seller in Prairie Village, Kansas on June 2, 1997, or at such other date and place as Purchaser and Seller shall mutually agree in writing ("Closing Date"); provided, however, that the effective date of the purchase of the Assets shall be January 1, 1997. Conveyance, transfer, assignment and delivery of the Assets shall be by bills of sale, certificates of transfer, endorsements, assignments and other instruments of transfer and conveyance in such form as Purchaser may reasonably request. Seller and the Shareholders will from time to time after the Closing make such further conveyances, transfers, assignments and deliveries, and execute such further instruments and documents, as Purchaser deems reasonably necessary in order to effectuate and confirm the sale of Assets and other transactions contemplated by this Agreement.

           3.1 Possession. Purchaser shall take possession of the Assets immediately following Closing.


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           3.2   Taxes and Fees.

                 (a) Any transfer, sales or use tax payable as a result of the sale of the Assets pursuant to this Agreement shall be paid by Purchaser.

                 (b) All personal property taxes attributable to any of the Assets and payable in the year in which Closing occurs shall be apportioned and prorated as of Closing. The prorated of such taxes shall be made on the basis of the tax rate for the most recent tax year available applied to the latest assessed valuation of the Assets, and when the tax rate and assessed valuation are fixed for the tax year in which Closing occurs, Purchaser and Seller shall adjust such proration and, if necessary, refund or pay such sums to the other party as necessary to effect such readjustment.

                 (c) Except as provided above, all of Seller's taxes which are not yet due and payable and which relate to periods prior to Closing shall be paid by Seller no later than the date such payments are due.

           3.3 Deliveries by Seller, Shareholders and Rice at Closing. At or before Closing, Seller and the Shareholders shall deliver to Purchaser the following instruments, documents and agreements duly executed by the appropriate persons and entities:

                 (a) Bills of sale, certificates of transfer, certificates of title, endorsements, assignments and other instruments of transfer and conveyance in such form as Purchaser may reasonably request;

                 (b) A certificate of Seller's Chief Executive Officer certifying that all representations and warranties made by Seller and the Shareholders in this Agreement are true and correct as of the Closing Date;

                 (c)  The Employment and Noncompetition Agreements;

                 (d) Keys for access to the post office box and the office space to be leased by Purchaser following Closing; and

                 (e) Such other items, documents, instruments and agreements necessary or appropriate to carry out the provisions of this Agreement.

         3.4 Deliveries by Purchaser at Closing. At or before Closing, Purchaser shall deliver to Seller the following instruments, documents and agreements duly executed by the appropriate persons and entities:

                 (a) A certified check, a cashier's check or other immediately available funds in the amount of ten percent (10%) of the Purchase Price;



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                 (b)  The Note referred to in section 2.3 of this Agreement;

                 (c) The Unconditional Guaranty referred to in section 2.4(a) of this Agreement;

                 (d) The Security Agreement and accompanying UCC-1 Financing Statement referred to in section 2.4(b) of this Agreement;

                 (e) An assumption of the liabilities and obligations that Purchaser is to assume pursuant to section 1.2 of this Agreement;

                 (f) A certificate of Purchaser's members certifying that all representations and warranties made by Purchaser in this Agreement are true and correct as of the Closing Date; and

                 (g) Such other documents, instruments and agreements as are necessary or appropriate to carry out the provisions of this Agreement.

        4. REPRESENTATIONS AND WARRANTIES OF SELLER AND SHAREHOLDERS. The "Disclosure Schedules" shall mean all of the disclosure schedules required by this Agreement, which are simultaneously delivered to Purchaser. As of the date of this Agreement and as of Closing, Seller and the Shareholders, jointly and severally, represent and warrant to the Purchaser that the following are true and complete:

               4.1 Organization, Good Standing, Power. Seller (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Kansas; and (b) has the requisite power and authority to own, lease and operate its properties and to carry on its business as currently conducted. Neese and Rice, Trustee are all of the shareholders of Seller.

               4.2 Authorization. The Shareholders and Seller have taken all necessary and proper corporate action to authorize and approve this Agreement, its consummation and the performance by Seller and the Shareholders of all terms and conditions of this Agreement.

               4.3 Property. Seller has good and marketable title to all of the Assets, free and clear of all liens, security interests, mortgages, conditional sale agreements, encumbrances or other charges whatsoever, except as set forth on Disclosure Schedule 4.3 and at Closing, Purchaser will obtain good and marketable title to the Assets, free and clear of all liens, security interests, mortgages, conditional sale agreements, encumbrances or other charges whatsoever, except as set forth on Disclosure Schedule 4.3.

               4.4 Leases. All leases under which Seller leases real or personal property as the "lessee" or "tenant" are listed in



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Disclosure Schedule 4.4 (the "Leases"). All such leases are valid and subsisting and no default exists under any of them and no known event exists which, with the giving of notice or the passage of time, or both, will be a default. Seller shall obtain prior to Closing, an Assignment, Assumption and Consent with respect to each lease identified in Disclosure Schedule 4.4 that Purchaser has agreed to assume in such form as Purchaser may reasonably request.

               4.5 Contracts. Except for this Agreement, the Leases and the contracts and agreements set forth in Disclosure Schedule 4.5, Seller is not a party to or subject to any agreements, contracts or other commitments (written or oral). All of the contracts and agreements listed on Disclosure Schedule 4.5 (the "Scheduled Contracts") are valid and subsisting. The Scheduled Contracts are freely assignable to Purchaser.

               4.6 Taxes, Etc. Seller has filed all tax returns and paid all taxes or installments thereof, and all employment security premiums, workers' compensation premiums and other governmental charges, required under applicable federal, state and other laws and regulations and will timely pay all such taxes and other items not yet due and payable which are owing with respect to any period before Closing.

               4.7 Effect of Agreement. The execution, delivery and performance of this Agreement by Seller and Shareholders and the consummation of the transactions contemplated by it will not: (a) violate any provision of law, statute, rule or regulation to which Seller or Shareholders are subject; (b) violate any judgment, order, writ or decree of any court, arbitrator or governmental agency applicable to Seller or Shareholders; or (c) result in the breach of or conflict with any material term, covenant, condition or provision of, or result in the modification or termination of, any charter, bylaw, commitment, contract or other agreement or instrument, to which Seller or any Shareholder is a party.

               4.8    Financial Statements: Absence of Undisclosed Liabilities.

                      (a) The financial statements of Seller audited by the accounting firm of BDO Seidman, LLP and dated as of October 31, 1996 and all other financial statements including unaudited financial statements dated April 30, 1997 (collectively, the "Financial Statements") as set forth in Disclosure
Schedule 4.8 are correct and complete and fairly present the financial position of Seller as of the date thereof, and no event has occurred since the date of the Financial Statements which would render them misleading or inaccurate or incomplete in any material respect.

                      (b) Except to the extent reflected or reserved against or otherwise disclosed on the Financial Statements, as of the date of the Financial Statements, Seller had no liabilities, debts or obligations of any nature, whether absolute, accrued, contingent or otherwise, or whether due or to become due including,


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without limitation, liabilities for taxes. Subsequent to the date of the
Financial Statements Seller has not incurred or become subject to any liabilities, debts or obligations other than in the ordinary course of business or otherwise disclosed in the Disclosure Schedules. Since the date of the Financial Statements, no debts or liabilities of or to Seller have been forgiven, settled or compromised except for full consideration or except in the ordinary course of business, the aggregate amount of which has not had a material adverse effect on Seller's financial condition.

               4.9 Litigation. Except as set forth on Disclosure Schedule 4.9, there is no claim, action, suit, proceeding, arbitration, investigation or inquiry pending before any federal, state, municipal, foreign or other court or any governmental, administrative or self-regulatory body or agency, or any private arbitration tribunal, or threatened against, relating to or affecting Seller, the Shareholders or any of the assets, properties, employees or businesses of Seller, nor is there any basis for any such claim, action, suit, proceeding, arbitration, investigation or inquiry which may have a material adverse effect upon the assets, properties or business of Seller or the transactions contemplated by this Agreement.

               4.10 Powers of Attorney. No person has any power of attorney to act on behalf of Seller in connection with any of Seller's properties or business affairs.

               4.11 No Broker. Neither Seller nor the Shareholders have taken any action which would give to any firm, corporation, agency or other person a right to a consultant's or finder's fee or any type of brokerage commission in connection with the transactions contemplated by this Agreement as a result of any agreement with, or action by, Seller or the Shareholders.

               4.12 Absence of Certain Changes or Events. Since March 31, 1997, Seller has not:

                     (a) Incurred any obligation or liability (of fixed or variable amount, absolute or contingent) except trade or business obligations incurred in the ordinary course of business;

                     (b) Suffered the occurrence of any events or gained the knowledge of the possibility of any events occurring (including, without limitation, events concerning customers, suppliers, equipment, employees, facilities, environmental issues or any other matter that is material to Seller's business) which, individually or in the aggregate, have had, or might reasonably be expected to have, a material adverse effect on Seller's financial condition, results of operations, properties, business or prospects;

                     (c) Incurred damage to or destruction or other loss of any of its assets, in any material amount;




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                     (d)   Discharged or satisfied any lien or encumbrance or
incurred or paid any obligation or liability (fixed or variable in amount, absolute or contingent), except (i) obligations and liabilities included in the Financial Statements and (ii) obligations and liabilities incurred since the date of the Financial Statements, in the ordinary course of business;

                     (e) Mortgaged, pledged or subjected to lien or any other encumbrance any of its assets or properties other than in the ordinary course of business;

                     (f) Sold, transferred or leased any of its assets or properties, except for the sale, transfer or lease of assets in the ordinary course of business;

                     (g) Transferred or granted any rights under any licenses, agreements, patents, inventions, trademarks, trade names, service marks, copyrights, or with respect to know-how;

                     (h) Made or entered into any contract or commitment to make any material expenditures other than in the ordinary course of business; or

                     (i) Made any commitments to any employees, manufacturers, sales agents, suppliers or customers, except in the ordinary course of business, consistent with Seller's past practices.

               4.13 Trade Names and Trademarks. Seller has the right to use the trade names and trademarks currently used in its business. Seller does not have any knowledge of any claim of infringement or other complaint that Seller's operations violate or infringe upon the rights or the trade names or trademarks of others. Seller does not know of any other entity which owns any common law right, title or interest in or to or has any right whatsoever to such trade names.

              4.14 Environmental Matters. Neither Seller nor the Shareholders have any knowledge that they have caused or permitted any activities at any premises occupied by Seller which directly or indirectly could result in such premises or any other property being contaminated with hazardous or toxic waste or substances.

              4.15 Employee Matters. All obligations of Seller, whether arising by operation of law, by contract, by past custom or practice or otherwise, for salaries, vacation and holiday pay, bonuses and other forms of compensation which were payable to its officers, directors or other employees up through Closing have been paid or adequate accruals therefor have been made and will be paid on a timely basis by Seller.

              4.16 Trade Accounts Receivable. All of the accounts receivable of Seller are bona fide receivables relating to goods




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provided, services actually rendered or valid leases entered into, by Seller, but Seller makes no warranty of collectibility.

              4.17 Labor Matters. Seller has no union contracts or collective bargaining agreements with, or any other obligations to, employee organizations or groups. There is no pending or threatened labor dispute, strike or work stoppage affecting Seller's business.

              4.18 Condition of Assets. The portion of the Assets composed of tangible personal property sold by Seller to Purchaser hereunder are sold "AS IS AND WHERE IS." Purchaser acknowledges that it has either inspected these assets of Seller and is satisfied with their condition or has waived the right to do so.

              4.19 Accuracy and Completeness of Representations and Warranties. No representations or warranties made by Seller and the Shareholders in this Agreement and no statement contained in any document or instrument delivered or to be delivered to Purchaser pursuant hereto contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact, necessary to make the statements contained herein or therein, not misleading.

        5. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to Seller and the Shareholders:

              5.1 Organization, Good Standing, Power. Purchaser (a) is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and (b) has all requisite power and authority to execute, deliver and perform this Agreement and consummate the transactions contemplated by this Agreement.

              5.2 Authorization. Purchaser has taken all necessary and proper action to authorize and approve this Agreement, its consummation and the performance by Purchaser of all terms and conditions hereof and this Agreement constitutes the valid and binding obligation of the Purchaser fully enforceable in accordance with its terms.

              5.3 Effect of Agreement, Consents, Etc. No consent, authorization or approval or exemption by, or filing with, any governmental or public body or authority is required in connection with the execution, delivery and performance by the Purchaser of this Agreement or the taking of any action hereby contemplated by this Agreement.

              5.4 No Broker. There is no firm, corporation, agency or other person that is entitled to a consultant's or finder's fee or any type of brokerage commission in connection with the transactions contemplated by this Agreement as a result of any agreement with, or action by, Purchaser.




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             5.5   Effect of Agreement. The execution, delivery and performance of this Agreement by Purchaser and the consummation of the transactions contemplated by this Agreement will not (a) violate any provision of law, statute, rule or regulation to which Purchaser is subject; (b) violate any judgment, order, writ or decree of any court, arbitrator or governmental agency applicable to Purchaser; (c) have any effect on any of the permits, licenses, orders or approvals of Purchaser or the ability of Purchaser to make use of such permits, licenses, orders or approvals; or (d) result in the breach of or conflict with any term, covenant, condition or provision of, or result in the modification or termination of, any articles of organization, commitment, contract or other agreement or instrument, to which Purchaser is a party.

             5.6 Accuracy and Completeness of Representations and Warranties. No representations or warranties made by Purchaser in this Agreement and no statement contained in any document or instrument delivered or to be delivered to Seller or the Shareholders pursuant hereto contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact, necessary to make the statements contained herein or therein, not misleading.

              5.7 Organization, Good Standing, Power of T&W Financial Corporation. T&W Financial Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Washington and has all requisite power and authority to execute, deliver and perform this Agreement and the Unconditional Guaranty. Further, T&W Financial Corporation has taken all necessary and proper action to authorize and approve this Agreement and the Unconditional Guaranty. The consummation and performance of all terms and conditions of this Agreement and the Unconditional Guaranty constitute valid and binding obligations of T&W Financial Corporation which are fully enforceable according to their terms.

       6.    INDEMNIFICATION.

             6.1 Seller's and Shareholders' Indemnification. Seller and Shareholders will jointly and severally, defend, indemnify and hold harmless Purchaser and any person claiming by or through either Purchaser or its respective successors and assigns (individually, an "Indemnified Party") from and against any and all costs, losses, claims, liabilities, fines, penalties, damages and expenses (including, without limitation, all legal expenses and reasonable fees and disbursements of attorneys and expert witnesses, with or without suit, on appeal and in bankruptcy or other insolvency proceedings) arising in connection with:

                   (a) Any breach of (i) any of the representations and warranties of Seller or the Shareholders or (ii) any covenant


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
or agreement made by Seller or the Shareholders in this Agreement; and/or

                   (b) Any liability or obligation of Seller or Shareholders, whether known or unknown, absolute or contingent, except as specifically assumed by Purchaser under this Agreement.

               6.2 Purchaser Indemnification. Purchaser will defend, indemnify and hold harmless Seller and the Shareholders and any person or entity claiming by or through either Seller, Shareholders or their respective successors and assigns from and against any and all costs, losses, claims, liabilities, fines, penalties, damages and expenses (including without limitation, all legal expenses and fees and disbursements of attorneys and expert witnesses, with or without suit, on appeal and in bankruptcy or other insolvency proceedings) which arise in connection with:

                   (a) Any breach of (i) any of the representations and warranties of Purchaser or (ii) any covenant or agreement made by Purchaser in this Agreement; and/or

                   (b) Any liability or obligation relating to Purchaser's ownership or use of the Assets after Closing.

              6.3 Procedure for Indemnification. If a party hereto becomes aware of an event which gives rise to a claim for indemnification hereunder, such party shall give the other party prompt written notice of any such action, claim, liability, assessment or notice of deficiency received by such party which might result in any liability under this provision. Any party who may claim a right of indemnification hereunder agrees to refrain from paying, settling or compromising any such claim for which indemnification may be sought without giving notice of same to the other party. If the other party wishes to contest or defend such third party claim, then the party against whom the claim was made shall be obligated to cooperate fully with such party in contesting and preserving all rights with respect to such contest; provided, however, if the other party does not wish to challenge or contest such third party claim, then the party against whom the claim was being made may settle same on terms and conditions it deems to be the most favorable the party can obtain and then assert the indemnification claim against the other party hereto. When giving notice under this provision, a party may specify a time for a response from the other party as to whether such other party wishes to contest or defend such third party claim. Such deadline for response may be established consistent with the facts and circumstances surrounding the situation. Failure of the other party to respond within such time period shall constitute such other party's decision not to contest or defend such claim. If a party hereunder claims indemnification for a claim other than a third party claim, the party seeking indemnification shall notify the indemnifying party in writing of the basis for such claim setting forth the nature and amount of the damages resulting from such claim. To the extent a party is deemed to have ultimately been responsible for indemnification, then interest shall be deemed to accrue on the unpaid amount of indemnification, then interest shall be deemed to accrue on the unpaid amount of indemnification obligation (at the prime rate of interest as published in the "Money Rates" section of the Wall Street Journal), such interest to be calculated based on the actual number of days elapsed from the date each indemnification obligation becomes due and owing until paid in full and based on a 365 day year.

             6.4 Limitation on Seller's Indemnification. Notwithstanding any other provision hereof, no person or entity shall be entitled to indemnification under the provisions of this Agreement unless such party shall have given written notice to the Seller or Purchaser, as the case may be, setting forth such party's claim for indemnification in reasonable detail. Seller shall not be obligated to indemnify against claims of less than Twenty Thousand Dollars ($20,000), and the maximum amount that either Seller or Purchaser shall be obligated to pay as a result of claims requiring indemnification shall be equal to the Purchase Price.

             6.5 Offset. The amounts owed to Seller, Shareholders and Rice as a result of this Asset Purchase Agreement and the Exhibits attached hereto shall be payable to Seller, Shareholders and Rice, as the case may be, without deduction or offset of any claims by Purchaser arising under this Agreement or otherwise unless (1) the person or entity against which such deduction or offset is claimed consents to such deduction or offset in writing or, (2) Purchaser obtains a final, nonappealable judgment against the person or entity which such deduction or offset is sought. The rights provided in this Section 6.5 are in addition to any other remedies which Purchaser may have against Seller, Shareholders or Rice.

         7.   COVENANTS OF SELLER, SHAREHOLDERS AND PURCHASER.

              7.1 Confidentiality. From the date hereof through Closing and thereafter, if the transaction contemplated by this Agreement does not close, neither Purchaser, Seller nor the Shareholders shall publish, disclose or use and shall not authorize or permit any of its members, officers, employees, directors, agents, representatives attorneys or accountants or any third party to publish, disclose or use any trade secrets, or other confidential information or use any data or business or financial books, records or other information of or pertaining to the Purchaser or Seller, which has been furnished to it by the other or to which it or any of its members, officers, employees, directors, agents, representatives, attorneys or accountants has had access during any investigation made in connection with this Agreement, and which is not otherwise available to it, except as required by law.

              7.2   Employees.

                   (a) Immediately prior to Closing and effective no later than Closing, Seller will discharge and terminate the employment of each of its employees, contractors and others working in its business in compliance with any employment agreements then in effect and with applicable laws and regulations in a manner such as to ensure that those persons cannot succeed in any claim against Purchaser for reemployment, back pay, vacation or sick leave, vacation pay, expense reimbursements, benefits or any other obligations of Seller, whether arising under any such employment agreement or otherwise imposed by statute or common law, or otherwise. Upon such termination, Purchaser will have no obligation to any such persons (except as created by or at the direction of Purchaser) under any pension, profit-sharing, other benefit plans for Seller's employees or otherwise.

                   (b) Purchaser will offer employment to those former employees of Seller, as shall be determined by Purchaser after consultation with Neese and Rice, on such terms and conditions as Purchaser shall determine.

             7.3 Access. Seller shall give to Purchaser and its representatives, from and after the date of this Agreement, such access to the premises, employees and agents of Seller as is reasonable to enable Purchaser to inspect and evaluate Seller's business in such a way as to avoid unreasonable disruption of Seller's business.

             7.4 Conduct of Business. Except to the extent otherwise consented to in writing by Purchaser, from the date of this Agreement until Closing, Seller and the Shareholders shall use their best efforts to conduct Seller's business in all respects in such a manner that each and every warranty and representation of Seller in this Agreement will be true, complete and accurate in all respects as of the date of Closing.

      8. CONDITIONS TO SELLER'S OBLIGATIONS. The obligations of Seller under this Agreement are subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any or all of which may be waived in writing by Seller, in its sale discretion:

            8.1 Accuracy of Representations and Warranties. Each of the representations and warranties of Purchaser contained in this Agreement shall be true in all material respects on and as of Closing with the same force and effect as though made on and as of Closing, except as affected by transactions contemplated by this Agreement.

            8.2 Performance of Covenants. Purchaser shall have performed and complied in all material respects with all covenants, obligations and agreements to be performed or complied with by it on or before Closing pursuant to this Agreement.

            8.3 Litigation. No claim, action, suit, proceeding, arbitration, investigation or hearing or notice of hearing shall be pending or threatened against or affecting Purchaser which might result, or has resulted, either in an action to enjoin or prevent or delay the consummation of the transactions contemplated by this Agreement or in such an injunction.

            8.4 Employment Agreements. Purchaser and each of Rice and Neese shall have executed and delivered the Employment and Noncompetition Agreements.

            8.5 Unconditional Guaranty. The Guarantors (and their spouses where applicable) shall have executed and delivered the Unconditional Guaranty.

        9. CONDITIONS TO PURCHASER'S OBLIGATIONS. The obligations of Purchaser under this Agreement are subject to the fulfillment, at or prior to Closing, of each of the following conditions, any or all of which may be waived in writing by Purchaser, in its sole discretion:

            9.1 Accuracy of Representations and Warranties. Each of the representations and warranties of Seller and/or the Shareholders contained in this Agreement shall be true in all material respects on and as of Closing with the same force and effect as though made on and as of Closing, except as affected by transactions contemplated by this Agreement.

            9.2 Performance of Covenant. Seller and the Shareholders shall have performed and complied in all material respects with all covenants, obligations and agreements to be performed or complied with by them on or before Closing pursuant to this Agreement.

            9.3 Lease Negotiation. Purchaser shall have received the necessary consents, satisfactory to Purchaser in its sole discretion, to the assignment of those certain leases described in Exhibit 1.1.1(k) and Disclosure
Schedule 4.4. If Purchaser has not received such consents by the Closing Date, Purchaser may terminate this Agreement by written notice to Seller, which notice shall be delivered by the Closing Date. If Purchaser has not terminated this Agreement pursuant to this section, Purchaser shall be deemed to have waived this condition to Closing.

            9.4 Permits and Licenses. Purchaser shall have received all permits and licenses required, in its sole judgment, for it to operate a business in the same manner as Seller is currently operating their business.

            9.5 Employment Agreements. Purchaser and each of Rice and Neese shall have executed and delivered the Employment and Noncompetition Agreements.

            9.6 Consents and Approvals. Seller shall have obtained all consents and approvals of third parties necessary for the assignment to Purchaser of all of the Leases and Scheduled Contracts.

      10. TERMINATION. This Agreement may be terminated prior to Closing by either party:

            10.1 No Closing. If the Closing has not taken place on or before June 2, 1997; provided, however, that such termination shall not relieve any party from liability if such party, as of the termination date, is in breach of any of the provisions of this Agreement; and provided, further, that if the delay is caused by the act or omission of a particular party, such party shall not have the right to terminate this Agreement; or

            10.2 Failure of Conditions. If on Closing, any of the conditions set forth in section 8 or 9 have not been satisfied, or waived by the Purchaser or Seller, as applicable.

      11.   POST-CLOSING COVENANTS OF SELLER AND SHAREHOLDERS.

            11.1 Protection of Trade Name. After Closing, Seller and Shareholders shall cooperate with Purchaser to perfect Seller's trade name in Purchaser and shall exercise their reasonable efforts to ensure that no third-party shall use the trade name "Commercial Capital" or any variation thereof.

            11.2   Covenant Not to Compete.

                   11.2.1 Noncompetition. Seller hereby agrees that for the period of thirty-six (36) months following Closing, it shall not, without the prior written consent of Purchaser, directly or indirectly, whether as principal or as agent, consultant or otherwise, alone or in association with any other person or business organization:

                           (a)    Enter into, participate in, engage in or own
any interest in the business of equipment leasing and related financial services of any person, firm, corporation or other business organization (other than the Purchaser or its affiliates) which is engaged in or proposes to become engaged in the business of equipment leasing and related financial services which is or becomes competitive with the business of Purchaser; or

                           (b)    Solicit or conduct any business related to
equipment leasing or related financial services of any type now or hereafter engaged in by Purchaser from or with any clients, customers, former customers or clients, or prospects of Seller.

      The period of time during which Seller is prohibited from engaging in certain activities pursuant to the terms of this section shall be extended by the length of time during which Seller is in breach of the terms of this section.

                           (c)    Provided, however, in the event Purchaser
defaults under this Agreement or the Note evidencing the payment obligation to Purchaser, Shareholders, Neese or Rice, this Covenant-Not-to-Compete shall be void and of no further force or effect whatsoever.

                   11.2.2 Remedy. In the event of any violation of the restrictive covenants, Purchaser shall be entitled to the following remedies, which remedies shall be deemed to be cumulative and not exclusive. Any election by Purchaser to pursue less than all such remedies shall not bar later enforcement of any of the remaining remedies:

                          (a)    Equitable relief, including temporary
restraining order, preliminary injunction and permanent injunction; and

                          (b)    Liquidated damages equal to the net income
Seller derives in noncompliance with this noncompetition provision. Such liquidated damages shall be due immediately upon the rendering of the prohibited activity and shall bear interest at the rate of twelve percent (12%) per annum thereafter.

         Seller agrees that this liquidated damages clause is a reasonable forecast of the harm to Purchaser of a breach of the noncompetition provision, and that the actual harm would be very difficult to quantify accurately.


                   11.2.3 Reasonableness and Enforceability of Noncompete. This covenant not to compete, including its scope, duration and extent, are fair and reasonably necessary to protect Purchaser's legitimate protectible interests and shall be enforceable notwithstanding any claim or cause of action against Purchaser by Seller or the Shareholders, whether predicated on this Agreement or otherwise. If a court of competent jurisdiction should decline to enforce this covenant as written, it shall be modified to restrict Seller to the maximum extent that the court shall find enforceable.

                   11.2.4 Noncompetition Agreement of Shareholders. Reference is hereby made to the Employment and Noncompetition Agreements to be signed by Neese and Rice which also contain appropriate covenants not to compete.

           12.  GENERAL.

                12.1 Survival. The representations, warranties, covenants and agreements set forth in this Agreement shall survive Closing.

                12.2 Expenses. Except as otherwise provided herein, whether or not the transactions contemplated by this agreement are consummated, each party shall pay its own expenses and the fees and expenses of its counsel and accountants and other experts.

                12.3 Assignment. No party may assign its rights under this Agreement without the written consent of all other parties hereto. Notwithstanding the previous sentence, Purchaser may assign its rights under this Agreement to any entity which is directly or indirectly controlled by Purchaser or T&W Financial Corporation, but such assignment shall not relieve Purchaser of its obligations hereunder or under any of the documents delivered to Seller, Shareholders or Rice at Closing.

                12.4 Waivers. No action taken pursuant to this Agreement, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained in this Agreement. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

                12.5 Binding Effect; Benefits. This Agreement shall inure to the benefit of the parties and shall be binding upon the parties and their respective heirs, personal representatives, successors and permitted assigns.

                12.6 Notices. All notices, requests, demands and other communications which are required or permitted under this Agreement shall be in writing and shall be deemed to have been given when delivered in person or three
(3) days after deposit in the United States mail, certified postage prepaid, return receipt requested, addressed as follows:

                If to Seller, Shareholders or Rice, to:

                       James Neese
                       7920 State Line Road, Suite 101
                       Prairie Village, KS 66208

                       Larry Rice
                       7920 State Line Road, Suite 101
                       Prairie Village, KS 66208

                If to Purchaser, to:

                       T&W Funding Company VI, L.L.C.
                       P.O. Box 3028
                       Federal Way, WA 98063
                       Attn: Paul B. Luke

or to such other address as any party may designate by written notice to the other parties.

               12.7 Further Assurances. Seller and the Shareholders shall, from time to time, at the request of the Purchaser, and without further consideration, execute and deliver such other instruments and take such other actions as may be required to confer to the Purchaser and its assignees the benefits contemplated by this Agreement.

              12.8 Entire Agreement. This Agreement (including its Exhibits and Disclosure Schedules) contains the complete and final expression of the agreement of the parties with respect to the subject matter of this Agreement and, except as otherwise expressly stated in this Agreement, supersedes and replaces any and all agreements, representations and understandings with respect to the subject matter of this Agreement. This Agreement may not be amended, modified, revoked or waived orally, but only by means of a written document executed by the party against whom the amendment, modification or revocation is sought to be enforced. No party is entering into this Agreement in reliance on any oral or written promises, inducements, representations, understandings, interpretations or agreements other than those contained in this Agreement.

              12.9 Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not be deemed to be a part of this Agreement or to affect the meaning or interpretation of this Agreement.

              12.10 Severability. The invalidity of all or any part of any section of this Agreement shall not render invalid the remainder of this Agreement or the remainder of such section. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

              12.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

              12.12 Governing Law. This Agreement is made in and shall be governed and interpreted in accordance with the internal laws of the State of Washington.

              12.13 Jurisdiction and Venue. In the event of any litigation to enforce the provisions of this Agreement or recover damages for the breach of any provision of this Agreement, such litigation may be brought only in the Superior Court of Washington for Pierce County or the United States District Court for the Western District of Washington at Tacoma, Washington.

              12.14 Gender and Number. Whenever appropriate to the meaning of this Agreement, use of the singular shall be deemed to refer to the plural and use of the plural to the singular, and pronouns of certain gender shall be deemed to comprehend either or both of the genders.

              12.15  Time of Essence.  Time is of the essence of this Agreement.


     DATED as of June 2, 1997.


SELLER:                                 COMMERCIAL CAPITAL CORPORATION


                                        ---------------------------------------
                                        By:    James Neese, President

SHAREHOLDERS:


                                        ---------------------------------------
                                        James Neese





                                        ---------------------------------------
                                        Larry Rice, Trustee of the Sharon
                                        K. Rice Revocable Trust u/a/d
                                        April 26, 1995


RICE:


                                        ---------------------------------------
                                        Larry Rice



PURCHASER:                              T & W FUNDING COMPANY VI, L.L.C.




                                        ---------------------------------------
                                        By Thomas W. Price, Member

GUARANTORS:

                                        T & W FINANCIAL CORPORATION



                                        ---------------------------------------
                                        By Thomas W. Price, President

                                        ---------------------------------------
                                        Michael A. Price



                                        ---------------------------------------
                                        Thomas W. Price




                                        ---------------------------------------
                                        Paul B. Luke




                                        ---------------------------------------
                                        Kenneth W. McCarthy, Jr.

                                SPOUSAL CONSENT

      The undersigned spouses hereby consent to the execution of the foregoing documents and the consummation of the foregoing transactions contemplated by this Asset Purchase Agreement, and the undersigned spouses of the Guarantors agree to make and enter into the deliver the Unconditional Guaranty described in section 2.4(a) of the Asset Purchase Agreement.

SPOUSES:





                                        ---------------------------------------
                                        Katherine M. Price




                                        ---------------------------------------
                                        Patricia A. Price




                                        ---------------------------------------
                                        Carol McCarthy

                                EXHIBIT 1.1.1(a)

                 LIST OF OPERATING MACHINERY ASSETS, FURNITURE
                FIXTURES, MACHINERY, EQUIPMENT, COMPUTERS, ETC.

                        COMMERCIAL CAPITAL CORPORATION
                                    5/30/97
                               Physical Inventory

Jim Neese Office                        Larry McMillan/Storage Room

1 Executive Chair                       1 Executive Chair
2 Side Chairs                           1 Wood Desk
1 Built-in Desk                         3 Wood Bookcases
1 Credenza W/Bookcase
1 Computer Table                        Misc.
                                        1 4 Drawer Lateral File
                                        1 Table/2 Chair Kitchen Set
Hallway Lower Level                     1 Mail Scale
                                        1 Microwave
2 Drawer        III                     1 Refrigerator
3 Drawer        III                     1 Meridian Phone System/Voice Mail
4 Drawer        IIII
5 Drawer        III                     Darlene Lamb/Sales Support
                                            Kendal and Cassy
Copy Room Lower Level                   3 Side Chairs
                                        2 Cannon AP 550 Typewriters
1 Computer Table                        1 Brother WP 1700 Typewriter
1 Wood table on Rollers                 3 built-in Workstations
1 Pitney Bowes 5600 Mail Machine            3 Side Drawers, 4 Overheads
1 Toshiba Model BD 9230 Copier          1 HP Desk Jet 540
                                        1 486 Computer
                                        1 LaserJet 2D HP
Larry Rice Office                       1 486 Computer
                                        1 HP 500 Printer
2 Side Chairs                           1 PC 486
1 Leather Executive Chair               1 HP Office Fax
1 Two Drawer File Cabinet               1 HP Office Fax
1 Credenza/Desk

Mike Cohen Office Lower Level           Front Office Lower Level

1 Executive Chair                       1 486 PC
1 Side Chair                            1 Built-in Workstation
1 Small Wood Desk                       1 Wood Desk
1 Wood Computer Table                   2 Side Chairs
1 1146 CM Typewriter
1 Metal Typewriter Table

                         COMMERCIAL CAPITAL CORPORATION
                                    5/30/97


Upper Level Offices                             Jim Bradford

Joe Flannery Office                             1 Side Chair
                                                1 Exec Chair
1 Executive Desk Wood                           1 Lateral File 2 Drawer
1 Executive Chair
1 Credenza                                      Mark Boylan
2 Side Chairs
1 PC 486                                        1 Workstation
1 PC Server                                     1 Executive Chair
1 HP LaserJet                                   1 Side Chair
                                                1 Lateral 2 drawer file
Brenda

1 Executive Desk Wood                           Copy Room
1 486 PC                                        1 AB Dick Zerox 1065
1 TI Printer                                    1 Cannon 550 Typewriter
1 Sec Chair                                     1 Workstation
1 Side Chair
1 Fax Savin W/Desk Stand                        Conference Room
1 2 Drawer lateral file                         9 Conference Chairs
                                                1 Conference Table
Kitchen                                         1 486 PC

1 48" Round Table                               Renee Hayes Office
2 Side Chairs                                   1 Desk/Credenza
                                                3 File Cabinets
Jim Loveland                                    1 File Server
                                                1 Paymaster
1 Workstation
1 486 PC                                        Workstation/Accounting
1 Sec Chair                                     Built-In Workstation
1 HP Printer                                    1 486 PC

Carl Nicholson
1 Executive Desk/Credenza
1 486 PC
1 Executive Chair
2 Side Chairs

                                                               EXHIBIT 1.1.1(d)

          SELLER USES THE TRADE NAME "COMMERCIAL CAPITAL CORPORATION"
       WHICH IS ITS CORPORATE NAME, BUT HAS NOT SEPARATELY REGISTERED ITS
                              NAME AS A TRADE NAME

                                                               EXHIBIT 1.1.1(j)

              LIST OF PERMITS, LICENSES AND GOVERNMENTAL APPROVALS

License year September 30, 1997                          Application No. 003304

                                                         Permit No. 0003429
                                                         NO REFUNDS ALLOWED

                            CITY OF PRAIRIE VILLAGE
          [LOGO]
                                BUSINESS LICENSE

COMMERCIAL CAPITAL CORP.                        Business Location:

7920 STATE LINE RD 101                         7920 STATE LINE RD 101

PRAIRIE VILLAGE, KS 66208-0000



      This certifies that a license for conducting business in the City of Prairie Village, Kansas, has been granted to the above named individual.


                                           /s/ JOYCE ???? ????
-------------------------------------      -----------------------------------
              Licensee                                City Clerk


                 POST IN A CONSPICUOUS PLACE, NOT TRANSFERABLE.
             IT IS THE RESPONSIBILITY OF LICENSEE TO RENEW LICENSE.

                                EXHIBIT 1.1.1(k)

               LIST OF CONTRACTS AND LEASES (INCLUDING RESIDUALS)

                         COMMERCIAL CAPITAL CORPORATION
                             DIRECT FINANCE LEASES

6/2/97

 LEASE                                                                   EQUIPMENT      MATURITY
NUMBER          CUSTOMER NAME                   START DATE     TERM         COST          DATE
------------------------------------------------------------------------------------------------
3-4001  King, Clairborne Forrest                 5/20/93        18      $ 5,000.00      11/20/94
3-4511  Wyatt Investigations                      5/2/94         7      $ 3,500.00       12/2/94
  3723  Ables Excavating Company                  6/3/92        36      $15,638.29        6/3/95
  4263  Deer Creek Golf Club, Inc               10/27/93        12      $44,355.68      10/27/94
  4306  Denture Care, Inc.                      12/15/93        52      $34,055.00       4/15/98
  4353  Luna, Gary DDS                           1/31/94        36      $ 3,418.00       1/31/97
  4359  Varigrafix of KC, Inc.                    1/1/94        36      $ 2,499.99        1/1/97
  4377  Leader Converting, Inc.                  1/28/94        36      $ 5,800.00       1/28/97
  4513  Updike Paving Corporation                9/22/95        36      $ 4,910.00       9/22/95
  4533  Keystone Metals                          8/12/94        24      $ 3,241.98       8/12/96
  4574  Kimberly Services, Inc.                  6/12/94        12      $      -         6/12/95
  4741  Roberts Wood Products                    8/31/94        18      $ 4,500.00       2/28/96
  4766  Weld Racing, Inc.                        9/19/94        36      $ 7,000.00       9/19/97
  4781  Eagle Legal Services, Inc               10/17/94        36      $10,034.00      10/17/97
  4797  Magneson, Veryll & Ruth                 10/20/94        24      $ 7,000.00      10/20/96
  4804  Al's Ag Repair Service                  10/11/94        24      $ 2,262.00      10/11/96
  4818  Del-Ray Manufacturing Inc               10/27/94        36      $ 3,500.00      10/27/97
  4841  Wood Resources, Inc. L.C.               10/27/94        36      $15,225.00      10/27/97
  4871  Integrated Medical Resour               12/22/94        36      $ 5,000.00      12/22/97
  4872  Wilson Construction Co                  11/16/94        36      $17,000.00      11/16/97
  4894  Complete Concepts Minist                11/29/94        36      $ 2,015.82      11/29/97
  4902  Cardinal Wire EDM                       12/17/94        36      $ 9,325.00      12/17/97
  4920  Countryside Family Dining               12/15/94        36      $ 2,200.00      12/15/97
  4935  Bale Chevrolet, Inc.                    12/19/94        25      $ 5,900.00       1/19/97
  4942  Burch Quality Express Inc               12/28/94        36      $28,750.00      12/28/97
  4978  K C Detailing                            1/31/95        30      $ 6,501.36       7/31/97
5-4748  Conventional Machine Co                  9/16/94        36      $ 2,400.00       9/16/97
  5016  R.G. Ables Company                        2/8/95        30      $ 8,950.00        8/8/97
  5027  Homestead Mortgage Corp                  2/21/95        30      $ 3,347.67       8/21/97
  5037  Premier Automotive Equip                 2/22/95        24      $17,000.00       2/22/97
  5040  Mike's Auto Body                          3/3/95        24      $ 2,380.20        3/3/97
  5079  Magneson, Veryll                         4/30/95        24      $ 3,000.00       4/30/97
  5112  Chuck's Alignment                         4/1/95        24      $ 2,763.68        4/1/97
  5146  Muffler Shop, The                        5/16/95        36      $ 3,523.94       5/16/98
  5169  Donco Electric                           4/25/95        30      $ 1,800.00      10/25/97
  5187  Al's Ag Repair Service                   6/20/95        36      $ 6,097.00       6/20/98
  5194  Bee There Plumbing                       5/15/95        24      $ 2,250.00       5/15/97
  5200  Mr. Greatwrench                          5/16/95        12      $ 1,600.00       5/16/96
  5240  Charles Moore Concrete Constru            7/7/95        37      $17,250.00        8/7/98
  5247  R.S. Tourtillott Company                 6/12/95        30      $ 7,530.00      12/12/97
  5257  Mobile Auto Mechanic                     6/21/95        36      $ 8,543.43       6/21/98
5262-4  Southside Body Shop                      8/10/95        24      $ 2,353.45       6/10/97
  5263  Danny's S Curve Tires                    6/27/95        36      $ 4,001.80       6/27/98

5288   Arnold, Robert                   7/10/95    36    $ 7,453.25     7/10/98
5316   Gilmore Construction              8/7/95    36    $ 6,000.00      8/7/98
5322   Jimmerson, Henry C.               8/7/95    22    $ 1,895.00      6/7/97
5327   Allison, Earl                     8/2/85    48    $ 9,395.00      8/2/99
5328   Rushing, Sidney                  6/19/95    48    $24,500.00     6/19/99
5336   Saner Enterprises, Inc.          7/27/95    12    $ 6,000.00     7/27/96
5348   Jurgeson, Allen & Linda          8/19/95    36    $14,000.00     8/19/98
5349   Laurence Stalling Const           8/1/95    18    $ 8,313.00      2/1/97
5353   Raines, Michael P                8/23/95    36    $ 3,995.00     8/23/98
5363   Professional Plumbing            8/11/95    24    $ 1,445.00     8/11/97
5375   Shingler, Bradley & Amy          8/23/95    24    $ 2,500.00     8/23/97
5382   RCI Riley Construction, Inc.     8/23/95    12    $ 3,990.00     8/23/96
5391   Thorpe Landscape Management      8/29/95    24    $ 1,964.20     8/29/97
5394   Central Livestock Corporation    9/30/95    24    $ 9,753.84     9/30/97
5402   Poor Boy Garage                  8/30/95    36    $ 8,145.00     8/30/98
5405   Prestige Carpet Service          9/12/95    24    $ 3,995.00     9/12/97
5413   Updike Paving Corporation        9/22/95    36    $ 5,241.44     9/22/98
5416   Magneson, Veryll                  9/9/95    36    $ 6,500.00      9/9/98
5422   Concrete Unlimited               9/12/95    42    $22,500.00     3/12/99
5426   AFI MORTGAGE CORPORATION        12/11/95    11    $   959.88    11/11/96
5428   Belton Brake                     9/13/95    36    $ 4,000.00     9/13/98
5430   Heald Muffler                    9/21/95    36    $ 4,550.00     9/21/98
5431   Rainbow Irrigation               9/20/95    24    $ 2,879.05     9/20/97
5437   Purinton House Construction      9/18/95    24    $ 1,045.00     9/18/97
5442   R & T Contractors                9/21/95    38    $ 3,295.00     9/21/98
5472   Charity-Mart                     11/8/95    24    $ 4,379.21     11/8/97
5476   Premier Automoative Equip        10/4/95    36    $ 6,922.74     10/4/98
5479   Hoaglin Trucking                 10/6/95    12    $   501.72     10/6/96
5482   Updike Paving Corporation        11/2/95    36    $19,000.00     11/2/98
5497   Fritz Hauling                   10/17/95    36    $ 6,395.00    10/17/98
5501   Simmons Auto Service              1/8/96    25    $14,623.00      2/8/98
5511   HECTOR'S GARAGE                  11/1/95    36    $ 7,027.35     11/1/98
5523   Lawrence Auto Plaza Care Center  11/6/95    18    $ 1,439.74      5/6/97
5525   Eastside Auto & Tire             11/1/95    36    $ 4,903.56     11/1/98
5527   Victor D. Grapes                 11/3/95    24    $ 1,336.74     11/3/97
5529   Jar Creative                     11/9/95    36    $11,326.00     11/9/95
5535   R.S. Tourtillot Company         11/21/95    24    $ 3,540.29    11/21/97
5544   Humes Construction Co.          12/16/95    30    $ 6,500.00     6/16/98
5546   Custom Keystone Construction    11/22/95    36    $33,157.72    11/22/98
5562   Evergreen Dairy                   1/4/96    36    $ 4,319.21      1/4/99
5573   Adkins Brothers Trucking         12/4/95    36    $20,000.00     12/4/98
5593   Diamond Enterprises, Inc.       12/11/95    24    $ 3,771.10    12/11/97
5595   Caroline Spainhour              12/13/95    36    $18,423.92    12/13/98
5602   W & L Excavating                12/18/95    36    $30,920.06    12/18/98
5621   Payless Boat & Auto Repair       1/13/96    30    $ 4,200.00     7/13/98
5622   Miller Group, Inc. The           1/15/96    12    $10,563.00     1/15/97
5634   East 23rd Body Shop               1/9/96    12    $ 3,200.00      1/9/97
5648   Saner Enterprises, Inc.          1/12/96    30    $ 9,600.00     7/12/98
5687   Lawn N Scapes                    1/25/96    36    $ 9.500.00     1/25/99
5688   R. G. Ables Company              1/29/96    36    $12,000.00     1/29/99
5689   R. G. Ables Company              1/29/96    36    $13,253.00     1/29/99



 5700   Lawn Pride                                2/2/96        30      $ 6,236.68        8/2/98
 5701   D&D AUTO SERVICE                          2/2/96        24      $ 2,250.00        2/2/98
 5703   Stevens Tree Service                     2/19/96        36      $ 9,500.00       2/19/99
 5720   Estell, Vernon                           2/13/96        47      $20,000.00       1/13/00
 5721   Class One Mobile Wash                    1/16/96        24      $ 2,700.00       1/16/98
 5726   Peuser Farms                              8/7/96        24      $14,000.00        8/7/98
5732A   EAC General Contracting                  2/19/96        48      $12,000.00       2/19/00
 5733   Estell, Vernon                           2/19/96        48      $15,000.00       2/19/00
 5748   Nevel's Tow                              2/13/96        36      $ 4,118.00       2/13/99
 5749   Charity-Mart                             3/15/96        36      $ 5,310.00       3/15/99
 5761   F & S Hauling, Inc.                       2/5/96        24      $ 2,376.80        2/5/98
 5795   Seriet's Auto Repair                     3/12/96        36      $ 3,250.00       3/12/99
 5802   William L. Wilson                        3/12/96        12      $ 1,145.00       3/12/97
 5817   Trimble Lawn & Landscape                 2/25/96        36      $ 4,759.00       2/25/99
 5825   Peterson Construction                    3/22/96        18      $ 2,495.00       9/22/97
 5835   Total Grounds Management                 4/24/96        24      $ 3,397.85       4/24/98
 5846   The Thread Box                           4/26/96        60      $17,325.00       4/26/01
 5852   A+ Lawn & Landscape                      3/28/96        36      $ 3,675.00       3/28/99
 5863   Scott Kreamer                            5/29/96        36      $ 3,190.00       5/29/99
 5869   Updike Paving Corporation                 4/3/96        30      $20,000.00       10/3/98
 5872   Laurence Stalling Construction            4/3/96        12      $13,873.00        4/3/97
 5875   EAC General Contracting                   4/4/96        36      $10,000.00        5/4/99
 5876   Weld Racing, Inc.                         4/4/96        36      $ 5,033.00        4/4/99
 5891   Total Loss Control                       4/10/96        24      $ 3,225.00       4/10/98
 5896   Heartland Automotive Service,            4/12/96        36      $ 4,207.00       4/12/99
 5903   West Properties of Bonner, Inc           5/15/96        36      $10,790.00       5/15/99
 5916   Henry's Construction                     4/22/96        36      $13,000.00       4/22/99
 5919   Maness Engineering                       4/22/96        36      $12,043.00       4/22/99
 5943   Jani-King                                6/26/96        24      $ 2,695.00       6/26/98
 5955   K.C. Bonding                              5/6/96        15      $ 1,450.00        8/6/97
5960A   Jim Martin Construction                   5/8/96        36      $16,370.00        5/8/99
 5961   Reliable Roofing Company                 5/10/96        12      $ 1,395.00       5/10/97
 5971   Burnett Car Care                         5/21/96        36      $ 4,500.00       5/21/99
 5973   Benchmark Plumbing, Inc.                 5/21/96        24      $ 3,036.00       5/21/98
5977A   Rushing, Sidney                          5/15/96        35      $ 4,439.00       4/15/99
 5984   Wood Resources, Inc. L.C.                5/16/96        36      $27,674.69       5/16/99
 5989   Fish TV Networks, Inc.                   3/16/96        24      $ 1,803.65       3/16/98
 6000   Stephen Johnson, Individual              5/22/96        36      $ 5,995.00       5/22/99
 6008   The Shop                                 7/18/96        24      $ 4,550.00       7/18/98
 6009   Cleland Hauling                          5/24/96        36      $ 6,516.55       5/24/99
 6011   AM Steel & Fab                           5/31/96        36      $ 2,849.00        7/8/99
 6019   Mays Machine Shop                        5/30/96        36      $ 3,695.00       5/30/99
 6031   Todd Stark & Brenda Craven                6/3/96        30      $ 5,320.00       12/3/98
 6043   Lynn Matthews                             6/6/96        30      $ 2,895.00       12/6/98
 6046   Sawvell Construction Company              6/6/96        30      $ 3,639.95       12/6/98
 6058   Ignition Interlock                       6/12/96        24      $43,200.00       6/12/98
 6062   Professional Equipment Movers,           6/13/96        36      $11,038.00       6/13/99
 6067   Cahokia Quick Shop                       6/18/96        36      $ 3,291.70       6/18/99
 6069   Eagle Roofing                            6/14/96        30      $ 5,175.80      12/14/98
 6075   Wyatt Investigations                     8/15/96        12      $ 1,950.00       8/15/97
 6083   Lee's Auto Repair                        6/21/96        36      $ 4,750.00       6/21/99



 6089   Scott Winchell                           6/21/96        26      $ 1,614.70       8/21/98
 6091   Kirkpatrick Construction                 6/26/96        30      $ 3,500.00      12/26/98
 6092   C & B Small Engine Clinic                6/21/96        36      $ 4,656.85       6/21/99
6094A   Midwest Underground Utility, In          6/25/96        48      $32,924.67       6/25/00
 6103   Opportunities Unlimited Publ.            7/10/96        12      $ 1,850.00       7/10/97
6103A   Gary's Remodeling                        6/27/96        24      $ 2,695.00       6/27/98
 6106   Patrick Carroll                          6/27/96        24      $ 1,595.00       6/27/98
 6111   New Horizons Computer                     7/1/96        30      $20,405.00        1/1/99
 6113   Empire Drilling & Boring                 6/28/96        36      $24,107.15       6/28/99
 6114   Watts Construction                        7/1/96        14      $ 6,500.00        9/1/97
 6115   Kwik Kopy                                 8/1/96        36      $ 6,000.00        8/1/99
 6120   Loan Star Mortgage Corporation            7/2/96        30      $ 3,341.25        1/2/99
 6123   Arrowhead Gutering                        7/8/96        36      $ 3,899.85        7/8/99
 6124   Energy Builders                           7/5/96        36      $ 3,725.00        7/5/99
6126A   Ackerson, Robin & Thomas                  9/1/96        30      $      -          3/1/99
 6151   Larry Plumb Jr.                          7/11/96        36      $ 3,995.00       7/11/99
 6158   Caribou Enterprises                      7/23/96        24      $ 9,464.25       7/23/98
 6159   Staci Steadman                           7/16/96        36      $ 5,396.25       7/16/99
 6164   J.D. Colton Construction                 7/18/96        36      $ 3,676.80       7/18/99
 6165   Wes Debardelaben                         7/18/96        18      $ 1,442.75        1/8/98
6168A   DJ'S Kwik Kar                            7/20/96        36      $ 6,750.00       7/20/99
 6174   David Andrew Dozart                      7/29/96        24      $ 2,195.00       7/29/98
 6175   Bone Plumbing, Inc.                      8/22/96        36      $13,700.00       8/22/99
 6186   Milberger Pest Control, Inc.             8/15/96        12      $ 1,047.00       8/15/97
 6189   Kissick Construction Co., Inc.            9/4/96        36      $ 9,086.00        9/4/99
 6191   Bluebird Leasing, Inc.                   7/30/96        20      $ 5,000.00       3/30/98
 6194   Golden Corral                            9/16/96        12      $ 1,518.00       9/16/97
 6198   Hubbard's Commercial, Inc.               7/31/96        12      $ 3,495.00       7/31/97
 6199   James L. Potter                          8/22/96        48      $ 8,392.51       8/22/00
 6202   Performance Cable                        8/27/96        30      $10,700.00       2/27/99
 6227   Total Grounds Management                  8/9/96        30      $ 5,000.00        2/9/99
 6230   Besco Electrical Construction             8/9/96        18      $ 1,518.00        2/9/98
 6234   Digital Voice Communication              9/12/96        35      $ 4,000.00       8/12/99
 6235   Custom Flatwork                          8/12/96        24      $ 2,495.00       8/12/98
 6239   Bee There Plumbing                       9/27/96        10      $   500.00       7/27/97
 6240   The Rom Company                          8/15/96        36      $ 6,995.00       8/15/99
 6260   Total Grounds Management                10/15/96        26      $ 4,500.00      12/15/98
 6261   Eagle Legal Services, Inc.                9/9/96        36      $ 8,496.00        9/9/99
 6274   Updike Paving Corporation                8/23/96        34      $ 2,672.50       6/23/99
 6280   Performance Cable                        8/26/96        18      $ 2,344.70       2/26/98
 6285   Carstar Automotive, Inc.                 8/30/96        36      $ 7,895.00       8/30/99
 6295   Keystone Metals                           9/4/96        36      $ 8,635.71        9/4/99
 6308   Watts Construction                      10/15/96        36      $17,000.00      10/15/99
 6331   Garcia's Arabians                         9/9/96        36      $ 4,701.85        9/9/99
 6332   Farmer Insurance Company, Inc.           9/26/96        12      $10,289.00       9/26/97
 6334   Heartland Auto & Truck                   10/1/96        24      $ 2,500.00       10/1/98
 6337   Ro Lyn Repair                            9/10/96        12      $ 1,777.00       9/10/97
 6351   Wheatley Design & Illustr                9/17/96        36      $ 2,330.00       9/17/99
 6353   Always limo, Inc.                        9/18/96        24      $ 2,303.82       9/18/98
 6361   Wood Resources, Inc. L.C.                9/19/96        30      $32,690.00       3/19/98
 6268   Midwest Underground Utility, In          9/30/96        48      $67,496.58       9/30/00

  6371  J and M Contracting, Inc.                9/27/96        36      $ 3,210.00       9/27/99
  6373  Robert G. O'Dell                         9/23/96        48      $23,500.00       9/23/00
  6378  Debra Scott                               4/7/97        25      $ 5,058.57        5/7/99
  6379  Brinkoetter's Trucking                   9/19/96        36      $ 6,995.00       9/19/99
  6382  Solid Rock Services                      9/27/96        39      $ 4,995.00      12/27/99
  6384  Bob Schmidt Foundations                  10/3/96        36      $20,748.05       10/3/99
  6385  Gary Smith Trucking                      11/3/96        12      $ 7,000.00       11/3/97
  6390  Ro Lyn Repair                            9/26/96        36      $ 3,895.00       9/26/99
  6395  Paul Wallace                             10/1/96        37      $ 6,311.80       11/1/99
  6400  Local Exchange Company, LLC              10/2/96        36      $ 8,100.00       10/2/99
  6402  Dennis M. Tschirhart, Inc.               10/2/96        28      $ 2,045.00        2/2/99
  6410  Corpstein Farms                          10/7/96        36      $21,000.00       10/7/99
  6419  Paul Wallace                            10/14/96        37      $ 6,995.00      11/14/99
  6421  Valentine McCormick Ligibel, I            1/6/97        15      $87,467.28        4/6/98
  6423  M & L Foundry Co.                       11/14/96        12      $ 3,852.00      11/14/99
 6439A  Farmer Insurance Company, Inc.           11/1/96        12      $ 2,081.63       11/1/97
  6441  Portable Welding                        10/22/96        36      $ 3,350.00      10/22/99
  6453  Brenton Financial Group, Inc.            11/7/96        24      $      -         11/7/98
  6479  Metropolitan Marketing, Inc.              1/6/97        24      $ 2,114.20        1/6/99
  6486  Dana's Tire & Auto                      10/30/96        36      $ 4,000.00      10/30/99
  6497  High Visibility Promotions              11/26/96        36      $11,220.00      11/26/99
  6499  Watts Construction                       11/5/96        36      $43,000.00       11/5/99
  6505  WENDLAND PERFORMANCE                    12/14/96        36      $ 3,469.37      12/14/99
 6505A  MPC Marketing, Inc.                       4/2/97        24      $ 2,114.20        4/2/99
  6516  Caribou Enterprises                     11/19/96        24      $10,000.00      11/19/98
  6518  Amazing Grace Pentacostal Chur           2/20/97        36      $ 2,213.00       2/20/00
  6523  Southeast Carpet Cleaning, Inc.           1/6/97        24      $ 1,995.00        1/6/99
  6524  BIG SOUTH MARKETING, INC.                3/19/97        24      $ 2,114.20       3/19/99
  6525  MJM Marketing, Inc.                      2/27/97        24      $ 2,114.20       2/27/99
  6526  M & W Marketing, Inc.                     1/3/97        24      $ 1,995.00        1/3/99
  6527  Royal Marketing, Inc.                     1/6/97        24      $ 1,995.00        1/6/99
  6528  Superior Marketing, Inc.                 2/27/97        24      $ 2,114.20       2/27/99
  6538  Simmons Auto Service                    11/13/96        25      $ 3,500.00      12/13/98
  6551  Prarie View Lawn & Landscape            11/23/96        36      $ 7,098.16      11/23/99
  6566  Staci Steadman                          11/26/96        36      $ 4,000.00      11/26/99
  6578  MTM Marketing                            12/8/96        24      $ 2,124.20       12/8/98
  6579  MTM Marketing                            12/9/96        24      $ 1,995.00       12/9/98
  6583  Laid Noller Motors, Inc.                12/12/96        36      $ 5,800.00      12/12/99
  6593  Bobby Allen Trucking                    12/10/96        24      $ 3,395.00      12/10/97
  6594  Mary A. Hutson, Seamstress              12/10/96        12      $ 1,400.00      12/10/97
  6596  East 23rd Body Shop                     12/13/96        24      $ 5,800.00      12/13/98
  6615  Vaughan Chris.                          12/15/96        24      $ 2,134.82      12/15/98
  6617  Liberal Chiropractic Center, I          12/17/96        36      $ 2,000.00      12/17/99
  6622  Dana's Tire & Auto                      12/19/96        24      $ 3,500.00      12/19/98
  6630  Trussel Sarah                           12/27/96        37      $ 8,995.00       1/27/00
  6637  C & R Farms                              12/3/96        30      $15,000.00       6/23/99
  6641  J. Lyn's Creations                        1/2/97        30      $ 2,400.00        7/2/99
  6643  Darren Roberts                          12/26/96        39      $ 6,895.00       3/26/00
  6645  Bobby's Carpet Cleaning Janito            1/3/97        15      $ 1,645.00        4/3/98
  6651  R & E Enterprises                         1/2/97        36      $ 5,995.00        1/2/00
  6660  Aaron's Auto Repair Service               1/8/97        36      $ 7,800.00        1/8/00


  6671  Autocraft, Inc.                          1/29/97        48      $   26,000.00           1/29/01
  6674  Midwest Underground Utility, In          1/10/97        36      $   10,000.00           1/10/00
  6687  Colorado Interstate Gas Co.              1/24/97        36      $    4,461.50           1/24/00
  6688  Joe's Automotive Service                 1/23/97        36      $    4,227.12          11/23/00
  6699  Watts Construction                       1/28/97        31      $   18,000.00           8/28/99
  6700  J.D. Colton Construction                 1/28/97        36      $    5,950.00           1/28/00
  6702  Fred's Tune Up                           1/28/97        24      $    3,900.00           1/28/99
  6715  B & B Welding                            1/31/97        30      $    4,800.00           7/31/99
  6716  KB Machine                                2/1/97        60      $  133,535.46            2/1/02
  6729  Prescott TV Promotions, Inc.             2/10/97        36      $    9,455.00           2/10/00
  6738  Wild West Farms                          6/15/97        48      $   17,700.00           6/15/01
  6740  Midwest Underground Utility, In          2/11/97        36      $   12,177.50           2/11/00
  6741  Midwest Underground Utility, In          2/11/97        36      $   15,200.00           2/11/00
  6743  The Auto Place                           2/12/97        24      $    2,075.00           2/12/99
  6756  Caddco 3D                                2/17/97        36      $   20,196.84           2/17/00
  6760  C & C Printing                           1/17/97        36      $    2,000.00           1/17/00
  6775  Jonnie Bonnar                             3/4/97        24      $    1,772.10            3/4/99
  6782  Blessed Designs, Inc.                    2/27/97        18      $    1,726.40           8/27/98
  6788  Ratzlaff John & Betty,                   2/28/97        24      $    1,988.30           2/28/99
  6789  Hickman Tow and Auto                     3/10/97        48      $   24,649.60           3/10/01
  6790  A-1 Airport Shuttle                      2/27/97        36      $    4,803.75           2/27/00
  6795  Hickman Tow and Auto                     3/17/97         6      $    1,785.23           9/17/97
  6805  Corpstein Farms                           3/6/97        36      $    7,850.00            3/6/00
  6810  CYR'S Auto Repair                         3/5/97        24      $    4,056.50            3/5/99
  6814  R & S Farms, Inc.                         3/7/97        24      $   18,500.00            3/7/99
  6815  Aaron's Auto Repair Service              3/24/97        36      $    4,259.00           3/24/00
  6819  MOBILE MECHANIC                          3/15/97        48      $    5,047.00           3/15/01
  6820  Frank's Recycling                        3/10/97        28      $    6,948.50           7/10/99
  6823  Transco                                  3/12/97        36      $    3,202.50           3/12/00
  6834  R.V. PRODUCTIONS, INC.                   3/22/97        36      $   14,095.15           3/22/00
  6836  ARS Trucking                             3/14/97        12                              3/14/98
  6840  Barry Johnson                            3/14/97        25      $    1,995.00           4/14/99
  6845  Golden Sky Systems, Inc                  4/22/97        24      $   13,586.21           4/22/99
  6846  Lamb, John W.                            3/18/97        36      $    5,295.00           3/18/00
  6849  Larry Scarborough                        3/19/97        24      $    2,000.86           3/19/99
  6852  Watts Construction                       3/20/97        36      $   21,808.50           3/20/00
  6855  Merriman Trucking                        3/25/97        36      $   10,900.00           3/25/00
  6864  Jim Martin Construction                  3/24/97        24      $   16,810.00           3/24/99
  6873  Color-Auto Brokers                       4/11/97        24      $   14,000.00           4/11/99
  6882  Consolidated Automotive, Inc.            3/31/97        36      $   28,231.85           3/31/00
  6884  R.6.S. Marketing, Inc.                    4/4/97        24      $    2,114.20            4/4/99
 6884B  BHB Horse Company                        3/31/97        48      $    5,000.00           3/31/01
  6905  J C Transmission                         4/14/97        24      $    2,078.70           4/14/99
  6906  GUDDE TRANSPORTATION, INC.               4/30/97        24      $    3,200.00           4/30/99
  6908  Imperial, Inc.                            4/2/97        24      $    2,114.20            4/2/99
  6909  McClain Construction & Soil Co            4/7/97        48      $   48,500.00            4/7/01
  6912  Caribou Enterprises                       4/8/97        24      $    8,800.00            4/8/99
  6919  Angie's Embroidery                       4/10/97        24      $    2,045.00           4/10/99
                                                                        -------------
                TOTAL ORIGINATIONS                                      $2,537,663.15

                                                      Lease No. 2006870
                                   EQUIPMENT
      LESSOR                         LEASE                 LESSEE
    NAME AND ADDRESS               AGREEMENT             NAME AND ADDRESS
 (Complete Legal Names)                               (Complete Legal Names)
--------------------------------------------------------------------------------
                                                      FIN: 481061503

Medicall Marketing, Inc.                        Commercial Capital Corporation
7920 State Line                                 7920 State Line
Prairie Village, KS 66208                       Prairie Village, KS 66208

                                                [ ] CORPORATION [ ] PARTNERSHIP
                                                [ ] PROPRIETORSHIP
                                                [ ] PROFESSIONAL ASSOCIATION
--------------------------------------------------------------------------------
Supplier                         Street Address:
Name:    Lizia Robinson          City:                   State:         Zip:
--------------------------------------------------------------------------------
 QTY.    DESCRIPTION OF LEASED EQUIPMENT (INCLUDE MFG. & MODEL)      SERIAL NO.
--------------------------------------------------------------------------------


        See Schedule "A" attached hereto and made a part hereof.


--------------------------------------------------------------------------------
LOCATION OF EQUIPMENT: STREET ADDRESS___________________________________________

STATE KS   COUNTY Johnson   CITY Prairie Village   ZIP 66208  PHONE 913-341-0053

--------------------------------------------------------------------------------

 AMOUNT OF EACH PAYMENT         ADVANCE PAYMENTS             INITIAL CHECK WITH LEASE   LEASE TERM
Rental Payment $ 786.50  | First None Rental(s) in advance | Total Advance   $ 0.00     Total No. of Rentals  36
                -------- |       ----                      |                  ------- |                      ----     [ ]Annual
Sales/Use Tax  $ Vehicle | Last  None Rental(s) in advance | Lease Fee       $ 0.00   | Concurrent Rentals Due on the [ ]Semi-Annual
                -------- |       ----                                         ------- |            15th               [ ]Quarterly
Total Payment  $ 786.50  |                                   Initial Check   $ 0.00     1st [ ]  10th [ ]  20th [ ]   [X]Monthly
                --------                                                      -------

--------------------------------------------------------------------------------

                         TERMS AND CONDITIONS OF LEASE

1. LEASE. Lessor hereby leases to Lessee the personal property (the "Leased Equipment") described above, and in any schedules and Supplements to be attached to and become a part of this Lease. This Lease, consisting of the front and the reverse side, correctly sets forth the entire agreement between Lessor and Lessee with respect to the use, possession and lease of the Leased Equipment. No agreements or understandings concerning the foregoing shall be binding on either of the parties unless specifically set forth in this Lease. The term "Lessor" shall include any assignee of the above-identified Lessor. THIS LEASE WILL NOT BE BINDING ON LESSOR UNTIL ACCEPTED BELOW. By execution of this Lease, the signer certifies that (s)he has read this Lease, INCLUDING THE REVERSE SIDE, AND THAT (S)HE IS DULY AUTHORIZED TO EXECUTE THIS LEASE ON LESSEE'S BEHALF. LESSEE APPOINTS LESSOR AS ATTORNEY-IN-FACT TO EXECUTE AND FILE UNIFORM COMMERCIAL CODE FINANCING STATEMENTS OR AMENDMENTS WITH RESPECT TO ANY OR ALL OF THE LEASED EQUIPMENT.

2. TERMS AND RENTAL. The term of this Lease with respect to the Leased Equipment shall be as shown on the schedule set forth above, and shall commence on the 1st, 10th, or 20th day of the month nearest to the date on which the Leased Equipment is delivered to and accepted by Lessee from the supplier or carrier, or other date as may be selected by Lessor. It is expressly understood that at all times the risk of damage or loss or destruction of the Leased Equipment shall be borne by Lessee and not by Lessor. The rent for the Leased Equipment shall be the amount stated above. If Lessee shall be in default of the payment of any sum of money to be paid under this Lease, Lessee shall pay a late charge equal to 10% of such unpaid amount due, plus any collection charges incurred by use of an independent collection agency, in the event such payment, or any part of the payment, remains unpaid for more than 10 days. Lessee shall pay Lessor rent, without deduction or offset, in the amounts and at the times shown on the schedule set forth above. Rent shall be payable at Lessor's office set forth above, or at such other place or to such other person as Lessor may, from time to time, designate in writing. Lessee's obligations under this Lease after the acceptance of the Leased Equipment are not subject to cancellation, termination, modification, repudiation, excuse, set-off, or substitution, and are irrevocable and independent of Lessor's obligations.

3. WARRANTIES. To the extent allowed by law, LESSOR MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED EQUIPMENT, INCLUDING, BUT NOT LIMITED TO, WARRANTIES WITH RESPECT TO THE MERCHANTABILITY OF, OR THE FITNESS OR SUITABILITY OF THE LEASED EQUIPMENT FOR, ANY PURPOSE OR USE, OR ITS DURABILITY, OR WITH RESPECT TO INFRINGEMENT OR THE LIKE, EXCEPT THAT (1) IF THE LEASED EQUIPMENT IS NEW, ANY MANUFACTURER'S WARRANTY WILL BE EXERCISED FOR THE MUTUAL BENEFIT OF LESSOR AND LESSEE AS THEIR INTERESTS APPEAR; AND (2) LESSOR MAKES A WARRANTY OF DESCRIPTION AND A WARRANTY OF NON-INTERFERENCE WITH LESSEE'S ENJOYMENT OF ITS LEASEHOLD INTEREST FROM ACTS OR OMISSIONS OF LESSOR. LESSEE ACKNOWLEDGES THAT THE LEASED EQUIPMENT IS OF A TYPE, SIZE, DESIGN AND CAPACITY SELECTED SOLELY BY LESSEE AS SUITABLE FOR ITS PURPOSE, AND THIS LEASE IS INTENDED TO QUALIFY AS A FINANCE LEASE AS THAT TERM IS USED IN ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE. LESSEE UNDERSTANDS AND AGREES THAT NEITHER THE SUPPLIER NOR ANY SALES PERSON OR OTHER AGENT OF THE SUPPLIER IS LESSOR'S AGENT. NO SALES PERSON OR AGENT OF THE SUPPLIER IS AUTHORIZED TO WAIVE OR ALTER ANY TERMS OR CONDITIONS OF THIS LEASE, AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE SUPPLIER SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR ANY OTHER OBLIGATION UNDER THIS LEASE.

4. ADDITIONAL PROVISIONS:

   Cost of Collections. In the event of default, you agree to pay all costs of collection including reasonable attorney's fees.

     See reverse side for additional terms and conditions which are a part of this lease, INCLUDING CLAUSES 5, 15, AND 19, WHICH PROHIBIT ANY TRANSFER
  OF LESSEE'S INTEREST UNDER THIS LEASE AND MAKE TRANSFER AN EVENT OF DEFAULT.
--------------------------------------------------------------------------------

                             UNCONDITIONAL GUARANTY

FOR VALUE RECEIVED, and in consideration of and as an inducement to Lessor to enter into this lease, the undersigned "Guarantors," whether one or more, jointly or severally, unconditionally, irrevocably and absolutely guarantee payment by Lessee of all monies due or to become due under this Lease and any renewals of this Lease. The provisions on the reverse side of this form designated as "Additional Guaranty Provisions" are incorporated as reference as if they were fully set out at this point.

[SIG]                                                Date      3/26/97
--------------------------------------------------------------------------------
Guarantor's Signature (An Individual)


[SIG]                                                Date      3/26/97
--------------------------------------------------------------------------------
Guarantor's Signature (An Individual)


                                                     Date
--------------------------------------------------------------------------------
Guarantor's Signature (An Individual)


                                                     Date
--------------------------------------------------------------------------------
Guarantor's Signature (An Individual)


[SIG]
--------------------------------------------------------------------------------
Witness Signature

DARLENE LAMB
--------------------------------------------------------------------------------
Name of Witness (Please Print)

[Street address]
--------------------------------------------------------------------------------
Street Address                                       State

[City, State, Zip code]

--------------------------------------------------------------------------------

THIS LEASE AND THE OTHER EVIDENCES OF THIS OBLIGATION ARE THE FINAL EXPRESSION OF THE PARTIES' AGREEMENT AND CANNOT BE CANCELLED, RESCINDED, TERMINATED OR MODIFIED AFTER ACCEPTANCE OF THE LEASED EQUIPMENT BY LESSEE EXCEPT BY A WRITING SIGNED BY LESSOR AND LESSEE, NOR CAN THEY BE CONTRADICTED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS ORAL AGREEMENT. THE PARTIES AFFIRM THAT NO UNWRITTEN ORAL AGREEMENT BETWEEN THEM EXISTS. ANY ADDITIONAL NONSTANDARD TERMS ARE INCLUDED IN A SEPARATE RIDER ATTACHED TO THE LEASE.

The undersigned Lessee agrees to all terms and conditions set forth in this lease and on the reverse side.


LESSEE:  Commercial Capital Corporation
       -------------------------------------------------------------------------
                          (Print Complete Legal Name)

SIGNED   [SIG]
       -------------------------------------------------------------------------
                             (Authorized Signature)

DATE    3/26/97                                      TITLE  President
     ---------------------------------------------------------------------------


SIGNED
       -------------------------------------------------------------------------
                             (Authorized Signature)

DATE                                                 TITLE
     ---------------------------------------------------------------------------


                              ACCEPTANCE BY LESSOR

LESSOR:  Medicall Marketing, Inc.
       -------------------------------------------------------------------------
                          (Print Complete Legal Name)

SIGNED   [SIG]
       -------------------------------------------------------------------------
                             (Authorized Signature)

DATE    3-26-97                                      TITLE  VP
     ---------------------------------------------------------------------------

                                 LEASE ORIGINAL

SCHEDULE "A"
ATTACHED TO AND MADE A PART OF EQUIPMENT
LEASE #3006871


   Quantity     Description                                     Serial Number
-------------------------------------------------------------------------------
    1.00        1994 Lexus 4 door                              jt8uf11e7r0197339












LESSEE: Commercial Capital Corporation

BY:  /s/  [SIG]
     ---------------------------------------------------------------------------

                                                      Lease NO. 3006871
                                   EQUIPMENT
      LESSOR                         LEASE                 LESSEE
    NAME AND ADDRESS               AGREEMENT             NAME AND ADDRESS
 (Complete Legal Names)                               (Complete Legal Names)
--------------------------------------------------------------------------------
                                                      FIN: 481061503

Medicall Marketing, Inc.                        Commercial Capital Corporation
7920 State Line                                 7920 State Line
Prairie Village, KS 66208                       Prairie Village, KS 66208

                                                [ ] CORPORATION [ ] PARTNERSHIP
                                                [ ] PROPRIETORSHIP
                                                [ ] PROFESSIONAL ASSOCIATION
--------------------------------------------------------------------------------
Supplier                         Street Address:
Name:    Toyota Motor Credit     City:                   State:         Zip:
--------------------------------------------------------------------------------
 QTY.    DESCRIPTION OF LEASED EQUIPMENT (INCLUDE MFG. & MODEL)      SERIAL NO.
--------------------------------------------------------------------------------


        See Schedule "A" attached hereto and made a part hereof.


--------------------------------------------------------------------------------
LOCATION OF EQUIPMENT: STREET ADDRESS___________________________________________

STATE KS   COUNTY Johnson   CITY Prairie Village   ZIP 66208  PHONE 913-341-0053

--------------------------------------------------------------------------------

 AMOUNT OF EACH PAYMENT         ADVANCE PAYMENTS             INITIAL CHECK WITH LEASE   LEASE TERM
Rental Payment $ 853.76  | First None Rental(s) in advance | Total Advance   $ 0.00     Total No. of Rentals  36
                -------- |       ----                      |                  ------- |                      ----     [ ]Annual
Sales/Use Tax  $ Vehicle | Last  None Rental(s) in advance | Lease Fee       $ 0.00   | Concurrent Rentals Due on the [ ]Semi-Annual
                -------- |       ----                                         ------- |            15th               [ ]Quarterly
Total Payment  $ 853.76  |                                   Initial Check   $ 0.00     1st [ ]  10th [ ]  20th [ ]   [ ]Monthly
                --------                                                      -------

--------------------------------------------------------------------------------

                         TERMS AND CONDITIONS OF LEASE

1. LEASE. Lessor hereby leases to Lessee the personal property (the "Leased Equipment") described above, and in any schedules and Supplements to be attached to and become a part of this Lease. This Lease, consisting of the front and the reverse side, correctly sets forth the entire agreement between Lessor and Lessee with respect to the use, possession and lease of the Leased Equipment. No agreements or understandings concerning the foregoing shall be binding on either of the parties unless specifically set forth in this Lease. The term "Lessor" shall include any assignee of the above-identified Lessor. THIS LEASE WILL NOT BE BINDING ON LESSOR UNTIL ACCEPTED BELOW. By execution of this Lease, the signer certifies that (s)he has read this Lease, INCLUDING THE REVERSE SIDE, AND THAT (S)HE IS DULY AUTHORIZED TO EXECUTE THIS LEASE ON LESSEE'S BEHALF. LESSEE APPOINTS LESSOR AS ATTORNEY-IN-FACT TO EXECUTE AND FILE UNIFORM COMMERCIAL CODE FINANCING STATEMENTS OR AMENDMENTS WITH RESPECT TO ANY OR ALL OF THE LEASED EQUIPMENT.

2. TERMS AND RENTAL. The term of this Lease with respect to the Leased Equipment shall be as shown on the schedule set forth above, and shall commence on the 1st, 10th, or 20th day of the month nearest to the date on which the Leased Equipment is delivered to and accepted by Lessee from the supplier or carrier, or other date as may be selected by Lessor. It is expressly understood that at all times the risk of damage or loss or destruction of the Leased Equipment shall be borne by Lessee and not by Lessor. The rent for the Leased Equipment shall be the amount stated above. If Lessee shall be in default of the payment of any sum of money to be paid under this Lease, Lessee shall pay a late charge equal to 10% of such unpaid amount due, plus any collection charges incurred by use of an independent collection agency, in the event such payment, or any part of the payment, remains unpaid for more than 10 days. Lessee shall pay Lessor rent, without deduction or offset, in the amounts and at the times shown on the schedule set forth above. Rent shall be payable at Lessor's office set forth above, or at such other place or to such other person as Lessor may, from time to time, designate in writing. Lessee's obligations under this Lease after the acceptance of the Leased Equipment are not subject to cancellation, termination, modification, repudiation, excuse, set-off, or substitution, and are irrevocable and independent of Lessor's obligations.

3. WARRANTIES. To the extent allowed by law, LESSOR MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED EQUIPMENT, INCLUDING, BUT NOT LIMITED TO, WARRANTIES WITH RESPECT TO THE MERCHANTABILITY OF, OR THE FITNESS OR SUITABILITY OF THE LEASED EQUIPMENT FOR, ANY PURPOSE OR USE, OR ITS DURABILITY, OR WITH RESPECT TO INFRINGEMENT OR THE LIKE, EXCEPT THAT (1) IF THE LEASED EQUIPMENT IS NEW, ANY MANUFACTURER'S WARRANTY WILL BE EXERCISED FOR THE MUTUAL BENEFIT OF LESSOR AND LESSEE AS THEIR INTERESTS APPEAR; AND (2) LESSOR MAKES A WARRANTY OF DESCRIPTION AND A WARRANTY OF NON-INTERFERENCE WITH LESSEE'S ENJOYMENT OF ITS LEASEHOLD INTEREST FROM ACTS OR OMISSIONS OF LESSOR. LESSEE ACKNOWLEDGES THAT THE LEASED EQUIPMENT IS OF A TYPE, SIZE, DESIGN AND CAPACITY SELECTED SOLELY BY LESSEE AS SUITABLE FOR ITS PURPOSE, AND THIS LEASE IS INTENDED TO QUALIFY AS A FINANCE LEASE AS THAT TERM IS USED IN ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE. LESSEE UNDERSTANDS AND AGREES THAT NEITHER THE SUPPLIER NOR ANY SALES PERSON OR OTHER AGENT OF THE SUPPLIER IS LESSOR'S AGENT. NO SALES PERSON OR AGENT OF THE SUPPLIER IS AUTHORIZED TO WAIVE OR ALTER ANY TERMS OR CONDITIONS OF THIS LEASE, AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE SUPPLIER SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR ANY OTHER OBLIGATION UNDER THIS LEASE.

4. ADDITIONAL PROVISIONS:

   Cost of Collections. In the event of default, you agree to pay all costs of collection including reasonable attorney's fees.

     See reverse side for additional terms and conditions which are a part of this lease, INCLUDING CLAUSES 5, 15, AND 19, WHICH PROHIBIT ANY TRANSFER
  OF LESSEE'S INTEREST UNDER THIS LEASE AND MAKE TRANSFER AN EVENT OF DEFAULT.
--------------------------------------------------------------------------------

                             UNCONDITIONAL GUARANTY

FOR VALUE RECEIVED, and in consideration of and as an inducement to Lessor to enter into this lease, the undersigned "Guarantors," whether one or more, jointly or severally, unconditionally, irrevocably and absolutely guarantee payment by Lessee of all monies due or to become due under this Lease and any renewals of this Lease. The provisions on the reverse side of this form designated as "Additional Guaranty Provisions" are incorporated as reference as if they were fully set out at this point.

[SIG]                                                Date      3/26/97
--------------------------------------------------------------------------------
Guarantor's Signature (An Individual)


[SIG]                                                Date      3/26/97
--------------------------------------------------------------------------------
Guarantor's Signature (An Individual)


                                                     Date
--------------------------------------------------------------------------------
Guarantor's Signature (An Individual)


                                                     Date
--------------------------------------------------------------------------------
Guarantor's Signature (An Individual)


[SIG]
--------------------------------------------------------------------------------
Witness Signature

DARLENE LAMB
--------------------------------------------------------------------------------
Name of Witness (Please Print)

[Street Address]
--------------------------------------------------------------------------------
Street Address                                       State

[City, State, Zip Code]

--------------------------------------------------------------------------------

THIS LEASE AND THE OTHER EVIDENCES OF THIS OBLIGATION ARE THE FINAL EXPRESSION OF THE PARTIES' AGREEMENT AND CANNOT BE CANCELLED, RESCINDED, TERMINATED OR MODIFIED AFTER ACCEPTANCE OF THE LEASED EQUIPMENT BY LESSEE EXCEPT BY A WRITING SIGNED BY LESSOR AND LESSEE, NOR CAN THEY BE CONTRADICTED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS ORAL AGREEMENT. THE PARTIES AFFIRM THAT NO UNWRITTEN ORAL AGREEMENT BETWEEN THEM EXISTS. ANY ADDITIONAL NONSTANDARD TERMS ARE INCLUDED IN A SEPARATE RIDER ATTACHED TO THE LEASE.

The undersigned Lessee agrees to all terms and conditions set forth in this lease and on the reverse side.


LESSEE:  Commercial Capital Corporation
       -------------------------------------------------------------------------
                          (Print Complete Legal Name)

SIGNED   [SIG]
       -------------------------------------------------------------------------
                             (Authorized Signature)

DATE    3/26/97                                      TITLE  President
     ---------------------------------------------------------------------------


SIGNED
       -------------------------------------------------------------------------
                             (Authorized Signature)

DATE                                                 TITLE
     ---------------------------------------------------------------------------


                              ACCEPTANCE BY LESSOR

LESSOR:  Medicall Marketing, Inc.
       -------------------------------------------------------------------------
                          (Print Complete Legal Name)

SIGNED   [SIG]
       -------------------------------------------------------------------------
                             (Authorized Signature)

DATE    3-26-97                                      TITLE  VP
     ---------------------------------------------------------------------------

                                 LEASE ORIGINAL

SCHEDULE "A"
ATTACHED TO AND MADE A PART OF EQUIPMENT
LEASE #2006870


   Quantity     Description                                     Serial Number
-------------------------------------------------------------------------------
    1.00        1995 ACURA LEGEND                              JH4KA7668SC01257
                                                               0











LESSEE: Commercial Capital Corporation

BY:  /s/  [SIG]
     ---------------------------------------------------------------------------

                                 EXHIBIT 1.1.2

                            LIST OF EXCLUDED ASSETS

                Notes receivable                        $ 15,000
                Neese and Rice property receivable      $  9,350
                Lake home/condo                         $ 51,650
                Airplane                                $ 24,900
                Receivable from Rohlfing                $ 30,000
                Lease receivable from RR                $ 13,220
                Receivable from J&L-Pinnacle            $ 20,420
                                                        --------
                        TOTAL:                          $164,540

                                  EXHIBIT 1.2

                          LIST OF ASSUMED LIABILITIES

All liabilities of the corporation as of May 31, 1997 except the following:

1.  Airplane debt                       $ 9,900.00

2.  Advance payable to Jim Neese        $32,000.00
                                        ----------
                                        $41,900.00

                                  EXHIBIT 1.3

                FORM OF EMPLOYMENT AND NONCOMPETITION AGREEMENTS

                     EMPLOYMENT AND NONCOMPETITION AGREEMENT

        THIS AGREEMENT is entered into effective as of June 2, 1997, between LARRY RICE (herein referred to as "Employee") and T & W FINANCIAL CORPORATION, a Washington corporation (herein referred to as "T&W").

     In consideration of the mutual covenants herein contained, the parties agree as follows:

1.   EMPLOYMENT.

     T&W employs Employee and Employee accepts employment effective as of the effective date of this Agreement upon the following terms and conditions.

2.   TERM OF EMPLOYMENT.

     Employment under this Agreement shall be for a period of six (6) years commencing on the effective date of this Agreement and terminating on the earlier to occur of the following:

     (a)    June 1, 2003;

     (b)    Employee's death;

     (c) at the option of T&W upon thirty (30) days prior written notice to Employee in the event of the inability of Employee to perform his duties hereunder by reason of injury or illness incapacitating Employee for a continuous period exceeding one hundred eighty (180) days;

     (d) upon the termination of Employee's employment by the Board of Directors of T&W for cause in accordance with Section 10.1; or

     (e)    upon Employee voluntarily terminating employment in accordance with
            Section 10.2.

      At the expiration of the initial term of this Agreement, this Agreement shall be automatically renewed for two (2) succeeding terms of two (2) years each, unless either party

Employment and
Noncompetition Agreement           Page 1
shall, at least sixty (60) days prior to the expiration of the initial term, or any extended term, give written notice of that party's intention not to renew this Agreement.

      2.2 T&W's Personnel Policies. T&W has implemented and adopted a Policy and Procedure Manual which contains general policies regarding dress and grooming, attendance and work rules and regulations. Employee acknowledges that he has received a copy of T&W's Policy and Procedure Manual and agrees to follow all rules therein pertaining to Employee's employment at T&W. HOWEVER, THE POLICY AND PROCEDURE MANUAL MAY BE MODIFIED BY T&W AT ANY TIME WITHOUT NOTICE AND ANYTHING CONTAINED IN THE MANUAL, OR ANY MODIFICATION TO THE MANUAL, SHALL NOT CONSTITUTE A MODIFICATION OF THIS AGREEMENT. In the event of a conflict between this Agreement and the Policy and Procedure Manual, this Agreement controls.

3.   DUTIES AND EXTENT OF SERVICES.

     3.1 Employee's principal duties on behalf of T&W at the effective date of this Agreement shall be to perform sales and marketing services at T&W's Prairie Village location.

     3.2 Employee will devote substantially his entire time and attention to the business of T&W, and shall not, during such employment, engage in any other business activity which interferes with Employee's duties and responsibilities under this Agreement. Employee shall not directly or indirectly engage or participate in any activities at any time during the term of this Agreement in conflict with the best interest of T&W.

4.    COMPENSATION.

        In addition to other benefits referred to herein, T&W shall pay Employee for all services rendered by Employee under this Agreement a salary of $14,583.33 per month. Employee's salary shall be paid in semi-monthly installments on the 15th and last day of each month, commencing on June 15, 1997 and shall be subject to normal payroll withholding. Unless changed by agreement of the parties, the annual salary to Employee shall remain the same as provided herein. Employee's annual salary shall be subject to annual review and may be increased but shall not be decreased.

Employment and
Noncompetition Agreement           Page 2

5.    STOCK OPTIONS.

      In consideration for entering into this Agreement, and in the event that T&W completes an initial public offering of its common stock, T&W shall grant Employee an option to purchase shares of common stock of T&W in an amount equal to one percent (1%) of the issued and outstanding shares of stock in T&W as of the effective date of the initial public offering at a per share price equal to the initial public offering price. Under the terms of such option, the option shall vest ratably over a five-year period (i.e., at the rate of twenty percent (20%) per year), so that the option shall be fully exercisable five (5) years from the date of the grant. The other terms and conditions of the option shall be set forth in a Stock Option Plan to be adopted by T&W prior to the completion of the initial public offering.

6.    ADDITIONAL BENEFITS.

      T&W agrees at all times during Employee's employment to provide and maintain for Employee, and Employee shall be entitled to participate in, all fringe benefits in effect which are available for salaried employees of the T&W or as introduced by T&W during Employee's employment. To the extent that it has the right to do so with its other salaried employees, T&W reserves the right to modify, suspend or discontinue any or all of such benefits at any time. In addition to the compensation provided in Section 4, Employee shall have the following additional benefits during the term herein.

      6.1 QUARTERLY BONUS. In addition to the salary described above, Employee shall be entitled to receive a bonus through participation in T&W's return on equity ("ROE") incentive program (the "ROE Program"). Employee shall receive twenty-five percent (25%) of any ROE in excess of twenty-five percent (25%) on an annual pre-tax basis relative to beginning acquisition equity of $_____________ . The operation of the ROE Program is illustrated on the attached Exhibit "A." The bonus shall be paid to Employee every April 30, July 30, October 30, and January 30 during the term of this Agreement. The bonus payable on July 30, 1997 shall be calculated for the initial period beginning January 1, 1997, but prorated as of June 1, 1997. In the event that a major recapitalization of T&W occurs, the ROE Program will be restructured to produce a basically equivalent incentive bonus program.

Employment and
Noncompetition Agreement           Page 3

       6.2 EXPENSES. T&W will reimburse Employee for or pay for Employee all reasonable and necessary business related expenses incurred by him in carrying out his duties and responsibilities under this Agreement. The Employee shall present to T&W from time to time an itemized account of such expenses in such form as may be required by T&W.

       6.3 CLUB DUES. T&W will reimburse Employee for or pay for Employee social or athletic club dues as it relates to business purposes of T&W.

7.     NONCOMPETITION/NONDISCLOSURE.

       As a condition of employment with T&W, and in consideration of continuing employment, the compensation of Employee by T&W during the term of this Agreement, the use and enjoyment by Employee of T&W's facilities and equipment, the ongoing disclosure to Employee of T&W's confidential and proprietary information, the opportunity for Employee to serve T&W's customers, and the mutual covenants contained herein, T&W and Employee recognize and agree as follows:

            (a) Confidential Information. Employee recognizes and acknowledges that during the course of his employment hereunder, he will have access to certain information not generally known to the public, relating to products, sales, services or business of T&W, which may include without limitation data, programs, customer or contact lists, contact with T&W's customers, acquisition of information as to the nature and character of the business and the names and requirements of the customers, prospects or projections, techniques, processes, research , work in process, intellectual property, including but not limited to any patents, trademarks, service marks, copyrights, ideas, creations, and properties invented, created, written, developed, furnished, produced, or disclosed by Employee, in the course of rendering services to T&W except for items in the public domain or items obtained by Employee from third parties not affiliated with T&W (collectively the "Confidential Information").

            (b) Possession. Employee agrees that upon request by T&W, and in any event upon termination of employment, except for items in the public domain or items obtained by Employee from third parties not affiliated with T&W, Employee shall turn over to T&W all documents, notes, papers, data, files, customer lists, office supplies or other materials or work product in Employee's possession or under his control which were created pursuant to,


Employment and
Noncompetition Agreement            Page 4
or connected with or derived from Employee's services to T&W, or which are related in any manner to T&W's business activities, whether or not such materials are at the date of this Agreement in Employee's possession.

            (c) Non-disclosure Of Confidential Information. Employee agrees that for and during the entire time he is employed by T&W, any Confidential Information shall be considered and kept as private and privileged records of T&W and will not be divulged to any person or entity. Further, upon termination of this Agreement for any reason, Employee agrees that he will continue to treat as private and privileged any Confidential Information and will not release any such Confidential Information to any person or entity, either by statement, disposition, or as a witness, except upon the issuance of a proper subpoena from a court of competent jurisdiction, and T&W shall be entitled to an injunction by any competent court to enjoin and restrain the unauthorized disclosure of such information. Employee hereby agrees to notify T&W of any request for such information, whether by subpoena or otherwise.

            (d) Covenant Not To Divulge Confidential Information. Employee further recognizes and acknowledges that because the goodwill of T&W's business is a valuable asset, and because the solicitation of T&W's customers by Employee after Employee has ceased to be employed by or associated with T&W will cause irreparable harm to the goodwill of T&W, T&W would not offer employment to Employee unless Employee assures that such solicitation would not occur. Employee therefore agrees and covenants that during Employee's employment by T&W and for a period of thirty-six (36) months after termination of such employment for any reason, Employee shall not disclose any Confidential Information about the business of T&W as presently conducted, or as it may evolve in the ordinary course of business between the date of this Agreement and the expiration of this covenant.

            (e) Non-Competition Agreement. Employee hereby agrees that, during the term of employment with T&W and for a period of thirty-six (36) months thereafter, Employee shall not, directly or indirectly, provide any competitor or potential competitor of T&W doing or planning to do business in the same business as T&W with any information relating in any way to T&W's Confidential Information. Employee agrees that he shall not, whether as an employee, agent, proprietor, partner, officer, director, member, shareholder, independent contractor, or in any other capacity whatsoever, and in any fashion in which he is



Employment and
Noncompetition Agreement               Page 5
beneficially interested, render any services or engage in any activities in the United States and Canada in the business of equipment leasing and related financial services, or in any business then competitive with the business of T&W, or any of its affiliated companies (collectively, the "Business"), during the term of employment with T&W and for a period of thirty-six (36) months after Employee leaves T&W's employment for any reason. Ownership of a state chartered or national bank is not prohibited. The period of time during which Employee is prohibited from engaging in certain activities pursuant to the terms of this section shall be extended by the length of time during which any such party is in breach of the terms of this section. Provided, however, if T&W defaults in payment of the Note evidencing T&W payment obligations to Seller, Shareholders or Employee given as part of the consideration under that certain Asset Purchase Agreement dated as of June 2, 1997 between T&W as "Purchaser" and Commercial Capital Corporation as "Seller," and at that time, Employee is no longer employed by T&W, then this Covenant Not-to-Compete shall be void and of no force or effect whatsoever.

            (f) Because of the difficulty in determining the magnitude of damages or potential damages to T&W in the event of solicitation of an existing customer of T&W, or competition in violation of this Agreement, Employee will pay to T&W liquidated damages equal to the net income Employee derives in noncompliance with this noncompetition provision. Such liquidated damages shall be due immediately upon the rendering of the prohibited activity or services and shall bear interest at the rate of twelve percent (12%) per annum thereafter.

8.    REASONABLENESS OF RESTRICTIONS.

      8.1 T&W and Employee agree and stipulate that the agreements and covenants contained in this Agreement, including the covenant not to divulge Confidential Information, is fair and reasonable for the protection of T&W's Confidential Information, goodwill and other protectable interests, in light of all the facts and circumstances of the relationship between Employee and T&W. In the event a court of competent jurisdiction should decline to enforce any provision of this Agreement, such provision shall be deemed to be modified or eliminated as required by the court's order, but all remaining provisions shall remain in full force and effect.

      8.2 Employee further acknowledges, agrees and stipulates that, in the event of the termination of employment with T&W,

Employment and
Noncompetition Agreement             Page 6

Employee's experience and capabilities are such that Employee can obtain employment in business activities which are of a different and non-competing nature with his activities as an employee of T&W, and that the enforcement of a remedy hereunder by way of injunction shall not prevent Employee from earning a reasonable livelihood.

9.   INJUNCTIVE RELIEF.

     Employee acknowledges that disclosure of any Confidential Information or breach or threatened breach of any of the covenants or other agreements contained herein would give rise to irreparable injury to T&W or customers of T&W, which injury would be inadequately compensable in monetary damages. Accordingly, T&W may seek and obtain injunctive relief from the breach or threatened breach of any provision, requirement, or covenant of this Agreement, in addition to and not in limitation of any other legal remedies which may be available. Employee further acknowledges, agrees and stipulates that the covenants and agreements contained herein are necessary for the protection of T&W's legitimate business interests and are reasonable in scope and content. Any breach by Employee of this Agreement (specifically including the covenant not to compete) may cause irreparable injury to T&W. Upon breach or threatened breach, T&W may obtain temporary restraining orders, injunctions, or other equitable relief from a court in addition to, and not in lieu of, damages and any other available remedy.

10.   TERMINATION.

      10.1 Termination by T&W for Cause. Without limiting in any way other provisions of this Agreement, Employee may be terminated for cause upon ten (10) days' prior written notice. In such event, Employee shall be entitled to compensation only to the date of such termination. For purposes of this Agreement, cause is defined as:

          (a) Conviction of Employee for any felony involving moral turpitude, or the charging of Employee with any felony involving moral turpitude which results in a suspended sentence or deferred prosecution;

          (b)    Fraud, embezzlement or conversion of T&W's property;

          (c) Employee's sexual harassment of T&W's employees if admitted by Employee in writing or determined by



Employment and
Noncompetition Agreement          Page 7
                 arbitration as provided below;

          (d) Engaging in competition with T&W during the period of Employee's employment with T&W;

          (e) Material breach of this Agreement by Employee, if Employee fails to cease and desist from such conduct within the ten
                 (10) day notice period provided above; or

          (f)    Divulging T&W trade secrets or other breach of confidentiality.

      In the event T&W terminates Employee's employment for cause as provided for in this Section 10, and Employee disagrees with the T&W's determination that just cause for termination exists, then the Employee and T&W agree to seek a fair and prompt negotiated resolution. However, if this is not successful, the dispute shall be resolved by binding arbitration in accordance with arbitration procedures agreed to by Employee and T&W or, if they are unable to agree, by a court of competent jurisdiction.

      10.2 Termination By Employee Without Cause. Employee may terminate his employment by giving at least ninety (90) days' written notice to T&W.

      10.3 Termination By Employee With Cause. In the event that T&W defaults in any of its obligations to Employee under this Employment and Noncompetition Agreement, and T&W fails to cure such default within ten (10) days after receiving written notice thereof, Employee may terminate his employment and seek any damages available to Employee at law or in equity as a result of such breach with it being specifically understood and agreed that Employee shall be relieved from the non-competition provisions hereof.

11.   MISCELLANEOUS.

      11.1   Assignment.  This Agreement shall not be assignable by Employee.

      11.2 Amendment And/or Modification. Neither this Agreement nor any term or provision hereof, may be changed, waived, discharged, amended, modified or terminated orally, or in any manner other than by an instrument in writing signed by the parties hereto.



Employment and
Noncompetition Agreement           Page 8

      11.3 Binding Effect. Subject to the restrictions on assignment described above, this Agreement shall be binding upon and inure to the benefit of the respective parties, their successors and assigns and Employee's heirs and personal representative.

      11.4 Section Headings. The section headings are for convenience only and in no way define, limit, extend or interpret the scope of this Agreement or of any particular paragraph hereof.

      11.5 Interpretation And Fair Construction Of Contract. This Agreement has been reviewed and approved by each of the parties. Both T&W and Employee have received independent legal advice in connection with the negotiation, execution and performance of their respective obligations under this Agreement. In the event a court of competent jurisdiction determines that any provision of this Agreement is ambiguous, the language in all parts of this Agreement shall be construed as a whole according to its fair meaning and not strictly construed for nor against either party.

      11.6 Validity. If any term of this Agreement shall be determined by a court of competent jurisdiction to be invalid, illegal, or unenforceable, in whole or in part, the validity of any of the other terms of this Agreement shall not, in any way, be affected thereby.

      11.7 Variations In Pronouns. All pronouns include the masculine, feminine, neuter, singular and plural as the identification of persons, places or entities and the context may require.

      11.8 Waiver Or Breach. Either party's failure to insist upon strict performance of any of the covenants and agreements herein contained, or to exercise any option or right herein conferred, in any one or more instances, shall not be construed to be a waiver or relinquishment of any such option or right, or of any other covenants or agreements, but the same shall be and remain in full force and effect.

      11.9 Notices. To be effective, any notice hereunder shall be in writing, delivered in person or mailed by certified or registered mail, postage prepaid, to the appropriate party or parties at the addresses set forth below their signature hereto, or to such other address as the parties may hereinafter designate.

Employment and
Noncompetition Agreement           Page 9

      11.10 Entire Agreement. This Agreement contains the entire agreement and understanding of the parties with respect to the entire subject matter hereof, and there are no representations, inducements, promises or agreements, oral or otherwise, not embodied herein. Any and all prior discussions, negotiations, commitments and understandings relating to the subject matter hereof are merged herein. There are no conditions precedent to the effectiveness of this Agreement other than as stated herein, and there are no related collateral agreement existing between the parties that are not referenced herein.

      11.11 Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Washington, regardless of the fact that Employee is now a resident of a different state. Venue of any dispute involving the interpretation or enforcement of this Agreement shall be in Johnson County, Kansas.




                                   EMPLOYEE:

                                   ----------------------------------------
                                   Larry Rice
                                   Address:
                                           --------------------------------

                                           --------------------------------


                                   T&W:
                                   T & W FINANCIAL CORPORATION



                                   By:
                                      -------------------------------------
                                      Thomas W. Price, President

                                   Address:  P.O. Box 3028
                                             Federal Way, WA 98063




Employment and
Noncompetition Agreement         Page 10

                                   EXHIBIT 2.3
                             FORM OF PROMISSORY NOTE

                                 PROMISSORY NOTE

$                                                            Tacoma, Washington
 ----------------------

                                                                   June 2, 1997

          1. Promise To Pay. FOR VALUE RECEIVED, T&W FUNDING COMPANY VI, L.L.C., a Delaware limited liability company (hereinafter "Maker") promises to pay to COMMERCIAL CAPITAL CORPORATION, a Kansas corporation (the "Holder") or order at ______________________________________________, Kansas, _____________,
or at such other place as may be designated by the Holder hereof from time to time, the principal sum of ______________________________________________
00/100 DOLLARS ($____________________ ), with interest from ________________,
1997, on the terms and conditions set forth herein.

          Maker and Holder acknowledge and agree that the principal amount of this Promissory Note, as finally adjusted, shall equal the deferred portion of the purchase price set forth in the Asset Purchase Agreement dated as of June 2, 1997 entered into between Maker and Holder (the "Agreement"). The principal amount of the Promissory Note set forth above is temporary only and is based on the unaudited financial statements of Commercial Capital Corporation as of April 30, 1997. As soon as practicable, postclosing adjustments shall be made to the purchase price under the Agreement in order to reflect the change in the total shareholders' equity of Commercial Capital Corporation from April 30, 1997 to the actual closing date of the Agreement. The principal amount of this Promissory Note shall then be adjusted accordingly.

          2. Interest Rate. The rate of interest on the unpaid principal balance of this Promissory Note shall be eight percent (8%).

          3. Payment. Maker shall make forty (40) equal quarterly payments of ______________________________________ _________________________/100
($_______________________) commencing July 1, 1997 and continuing on the 1st day of each calendar quarter thereafter. Maker agrees to pay interest on the declining principal balance at the rate set forth in Paragraph 2 hereof, which interest shall be deducted from each quarterly installment and the balance applied in reduction of principal. On the one-year anniversary date of the effective date of T&W Financial Corporation's initial public offering, Maker shall make an additional payment to Holder equal to fifteen percent (15%) of the original purchase price as set forth in the Agreement. The parties shall then prepare a new amortization schedule in order to reflect the additional principal



Promissory Note                      Page 1
payment.

          4. Late Charge. If any quarterly payment is not made within fifteen (15) days of the date it is due, Holder may assess a late charge equal to FIVE HUNDRED AND 00/100 DOLLARS ($500) to defray the expenses incident to such delay. Payment of the late charge shall be a condition to curing any default. This provision for a late charge is not permission to make a late payment.

          5. Prepayment. This Promissory Note may be prepaid either in whole or in part at any time without penalty.

          6. Default-Interest. This Promissory Note shall bear interest at the rate of twelve percent (12%) per annum thirty (30) days after any installment called for herein is not paid when due or after maturity.

          7. Acceleration. In the event any payments required by this Promissory Note are not paid when due, the whole sum of both principal and interest shall become due and payable at once without further notice at the option of Holder. In the event of the death of Neese or Rice, a portion of the principal balance and interest shall become due and payable at once without further notice at the option of the holder as determined below:

                 a. Death of Neese. Payable to or for the benefit of the estate of Neese: One-half of the amounts payable to Commercial Capital Corporation and all of the amounts payable to Neese.

                 b. Death of Rice. Payable to or for the benefit of the estate of Rice: One-half of the amounts payable to Commercial Capital Corporation and all of the amounts payable to Rice.

          8. Attorneys' Fees. In the event this Promissory Note is placed in the hands of an attorney for collection or if suit shall be brought to collect any of the principal or interest of this Promissory Note, Maker shall pay reasonable attorneys' fees in addition to all costs of collection and expenses of suit.

          9. Waiver of Presentment. Presentation for payment, notice of dishonor, protest, and notice of protest are hereby waived.

Promissory Note                     Page 2

          10. Nonwaiver. Failure to exercise any right or option of Holder shall not constitute a waiver of the right to exercise such right or option if Maker is in default hereunder.

          11. Security of Promissory Note. This Promissory Note shall be secured by an Unconditional Guaranty executed by T & W Financial Corporation, Michael A. Price and Katherine M. Price, husband and wife, Thomas W. Price and Patricia A. Price, husband and wife, Kenneth W. McCarthy, Jr. and Carol L. McCarthy, husband and wife and Paul B. Luke. Reference is made to such Unconditional Guaranty for further rights of Holder.

          12. Collection Expenses. Maker agrees to reimburse Holder on demand for all legal fees and other costs and expenses incurred in collecting or enforcing this Note, together with interest at the default rate specified in paragraph 6 above. Without limitation such shall include fees, costs and expenses incurred with or without suit and in any appeal, any proceedings under any present or future Federal Bankruptcy Act or state receivership, in any post judgment collection proceedings. Payment of such fees, costs, expenses and interest shall be a condition precedent to the curing of any default or the satisfaction of this Promissory Note.

          13. Governing Law, Venue and Jurisdiction. This Note shall be construed, enforced and otherwise governed by the laws of the State of Kansas. In the event any action shall be brought by any party to this Promissory Note, such action shall be brought in the District Court of the State of Kansas for Johnson County and all parties consent to the jurisdiction of such court as to all such actions.

          14. Notices. All notices, demands, requests, consents, approvals, and other instruments required or permitted to be given pursuant to the terms of this Promissory Note shall be in writing and shall be deemed to have been properly given if sent by registered or certified mail, postage prepaid, return receipt requested, to the addresses set forth below:

                        (a)To Maker:    T&W Funding Company VI, L.L.C.
                                        c/o Michael A. Price
                                        P.O. Box 3028
                                        Federal Way, WA 98063

                        (b)To Holder:   Commercial Capital Corporation
                                        c/o James Neese
                                        7920 State Line Rd., Ste. 101
                                        Prairie Village, KS 66208




Promissory Note                    Page 3

Provided, however, that such address may be changed upon five (5) days, written notice thereof similarly given to the other party. Such notice, demand, request, consent, approval and other instrument shall have been deemed to have been served on the third (3rd) day following the date of mailing.

                                   MAKER:
                                   T & W FUNDING COMPANY VI, L. L. C.




                                   -----------------------------------------
                                   By: Michael A. Price, Member



Promissory Note                       Page 4

                                 EXHIBIT 2.4(a)
                         FORM OF UNCONDITIONAL GUARANTY

                             UNCONDITIONAL GUARANTY

         This Unconditional Guaranty is made and entered into as of June 2, 1997 by MICHAEL A. PRICE and KATHERINE M. PRICE, husband and wife, THOMAS W. PRICE and PATRICIA A. PRICE, husband and wife, KENNETH W. McCARTHY, JR. And CAROL L. McCARTHY, husband and wife, PAUL B. LUKE and T & W FINANCIAL CORPORATION (all collectively referred to as "Guarantor") in favor of COMMERCIAL CAPITAL CORPORATION, JAMES NEESE and LARRY RICE, individually (collectively referred to as "Seller").

                                   BACKGROUND

         Commercial Capital Corporation, as Seller, has entered into an Asset Purchase Agreement (the "Agreement"), Promissory Note (the "Note") and Security Agreement ("Security Agreement") all dated as of June 2, 1997 (the "Agreements") with T & W FUNDING COMPANY VI, L.L.C. (the "Purchaser"). Guarantor has a financial interest in Purchaser, and it is to Guarantor's benefit that Seller enter into the Agreements with Purchaser. Guarantor acknowledges that Seller would be unwilling to enter into the Agreements without the following unconditional guaranty, and that Seller is relying upon Guarantor's guaranty in entering in the Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in order to induce Seller to enter into the Agreement, and for other good and valuable consideration, the parties agree as follows:

         1. Guarantor unconditionally guarantees the timely, faithful and full performance by Purchaser of all terms and conditions of the Agreement, Note and Security Agreement. In the event of default by Purchaser, or failure to faithfully perform any of the terms or conditions required of Purchaser under the Agreements, or in the event of failure of Purchaser to make any or all payments of money required of it under the Agreements, Guarantor unconditionally promises to pay Seller, in lawful money



Unconditional Guaranty            Page I
of the United States, all sums at any time due and payable under the Agreements, plus costs of collection, including reasonable attorneys fees. The obligations of each of the undersigned individuals signing as Guarantor shall be joint and several.

         2. The obligations of Guarantor hereunder are independent of the obligations of Purchaser under the Agreement, and a separate action or actions may be brought against Guarantor, whether action is brought against Purchaser or whether Purchaser be joined in any action or actions, the liability of Guarantor hereunder being primary. Guarantor hereby waives the benefit of any suretyship defenses affecting its liability hereunder or by enforcement thereof.

         3. Guarantor authorizes Seller, without notice or demand, and without affecting Guarantor's liability hereunder, from time to time to extend, accelerate, or otherwise change the payment terms, or other terms, of the Agreements or any part thereof.

         4. Guarantor waives any defense arising by reason of any defense of Purchaser, or by reason of the cessation, from any cause whatsoever, or the liability of Purchaser under the Agreement. Guarantor waives any and all demands for performance, notices of nonperformance or default, and notices of cancellation or forfeiture. Seller may apply all proceeds received from Purchaser, or others, to such part of Purchaser's indebtedness as Seller may deem appropriate without consulting Guarantor and without prejudice to or in any way limiting or lessening the liability of Guarantor under this Guaranty.

         5. This instrument constitutes the entire agreement between Seller and Guarantor. No oral or written representation not contained herein shall in any way affect this Guaranty, which shall not be modified except by the parties in writing. Waiver by Seller of any provision hereof in one instance shall not constitute a waiver as to any other instance.

         6. This Guaranty shall be governed by the internal laws of the State of Kansas without regard to choice of law principles.

         7. Guarantor and Seller irrevocably submit to the jurisdiction of the Johnson County District, State of Kansas in any action or proceeding arising out of or relating to this Guaranty, and agree that all claims in respect of such action or proceeding shall be heard and determined only in Johnson County District Court, State of Kansas.

         8.  The undersigned individuals warrant and represent that



Unconditional Guaranty            Page 2
they are financially interested in Purchaser.
DATED as of the day and year first
written above.
GUARANTOR:



-----------------------------------       -------------------------------------
Michael A. Price                          Katherine M. Price




-----------------------------------       -------------------------------------
Thomas W. Price                           Patricia A. Price




-----------------------------------       -------------------------------------
Kenneth W. McCarthy, Jr.                  Carol L. McCarthy




-----------------------------------
Paul B. Luke

T & W FINANCIAL CORPORATION





-----------------------------------
By:  Thomas W. Price, President




Unconditional Guaranty
                                     Page 3

                                 EXHIBIT 2.4(b)
                           FORM OF SECURITY AGREEMENT

                               SECURITY AGREEMENT

         THE UNDERSIGNED, T&W FUNDING COMPANY VI, L.L.C., a Delaware limited liability company, (hereinafter called "Debtor"), with its principal place of business being 6416 Pacific Highway East, Tacoma, Washington 98424, hereby grants COMMERCIAL CAPITAL CORPORATION, JAMES NEESE and LARRY RICE, individually, at ___________________________________, __________________, _______,
(hereinafter collectively referred to as "Secured Party"), a security interest in the personal property described on the attached Exhibit A, together with all increases therein, all added and substituted parts and equipment, tools, parts, accessories, supplies and improvements therefor, all property of a similar nature hereafter acquired by Debtor in any of the categories herein described, together with all cash and non-cash proceeds of all such property. All of said property is hereinafter referred to as the "Property."

         This Security Agreement is effective as of January 1, 1997 and is given to secure the payment and performance of all indebtedness and obligations of Debtor to Secured Party presently existing and hereafter arising, direct or indirect, and interest thereon. Regardless of the adequacy of any security which the Secured Party may at any time hold hereunder, and regardless of the adequacy of any other security which Secured Party may obtain at any of its offices from Debtor in connection with any other transactions, any deposits or other moneys owing from Secured Party at any of its offices to Debtor shall (as collateral in the possession of Secured Party) constitute additional security for, and may be set off against, obligations secured hereby even though said obligations may not then be due. When more than one person is the Debtor they shall be jointly and severally liable.

DEBTOR HEREBY REPRESENTS, COVENANTS AND AGREES WITH SECURED PARTY AS FOLLOWS:

         1. USE OF PROPERTY: Debtor agrees to comply with any governmental regulation affecting the use of the property and will not waste, injure nor destroy the property, nor use nor permit the use of the property in any unlawful manner. Debtor represents and agrees that the primary use of the property is and will be for business use.

         2. DEBTOR AND COLLATERAL LOCATION: The address appearing next to Debtor's signature below is the address of Debtor. Debtor will give Secured Party prior written notice of any change in Debtor's chief executive office and of any change in collateral location.



Security Agreement              Page 1

         3. FIXTURES: If any of the property is to be or has been attached to real estate, the legal description of the real estate is attached hereto, marked Exhibit "B", and by this reference incorporated herein.

         4. OWNERSHIP AND LIENS: Debtor owns the property and the same is free and clear of all security interests and encumbrances of every nature except those of the Seller disclosed in the Asset Purchase Agreement of even date herewith. Debtor will not create nor permit the existence of any lien or security interest other than that created hereby on the property without the written consent of Secured Party. Any certificate of title now or hereafter existing on any of the property will be delivered to Secured Party and will recite the interest of Secured Party.

         5. TAXES: Debtor will pay before delinquency all taxes or other governmental charges that are or may become a lien or charge on the property and will pay any tax which may be levied on any obligation secured hereby.

         6. REPAIRS AND INSPECTION: Debtor will keep the property in good repair. Secured Party may inspect the property at reasonable times and intervals and may for this purpose enter the premises upon which the property is located.

         7. EXPENSES INCURRED BY SECURED PARTY: Secured Party is not required to, but may at its option, pay any tax or other charge or expense payable by Debtor and any filing or recording fees and any amounts so paid shall be repayable by Debtor upon demand. Debtor will also repay upon demand all of Secured Party's expenses incurred in collecting, insuring, conserving or protecting the collateral or in any inventories, audits, inspections or other examination by Secured Party in respect of the collateral. All such sums shall bear interests at the rate of 12% per annum from the date of payment by the Secured Party until repaid by Debtor and such sums and interest thereon shall be secured hereby. The rights granted by this paragraph are not a waiver of any other rights of Secured Party arising from breach of any of Debtor's covenants.

         8. WAIVERS: This Security Agreement shall not be qualified or supplemented by course of dealing. No waiver or modification by Secured Party of any of the terms or conditions hereof shall be effective unless in writing signed by Secured Party. No waiver nor indulgence by Secured Party as to any required performance by Debtor shall constitute a waiver as to any subsequent required performance or other obligations of Debtor hereunder. Debtor

Security Agreement             Page 2
hereby waives any counter claims or defense hereunder against any assignee for value.

         9. DEFAULT: Time is of the essence in this Security Agreement, and in any of the following events, hereinafter called "Events of Default," to-wit:

              a. Any failure to pay when due the full amount of any payment of principal, interest, taxes, insurance premiums or other charges which are or may be secured hereby; or

              b. Any failure to perform as required by any covenant or agreement herein; or

              c. The falsity of any representation by Debtor herein or in any credit application or financial statement given by Debtor to Secured Party as a basis for any extension of credit secured hereby; or

              d. If the property should be seized or levied upon under any legal or governmental process against Debtor or against the property; or

              e. If Debtor becomes insolvent or is the subject of a petition in bankruptcy either voluntary or involuntary, or in any other proceeding under the federal bankruptcy laws; or makes an assignment for the benefit of creditors; or if Debtor is named in or the property is subjected to a suit for the appointment of a receiver; or

              f. Loss, substantial damage to, or destruction of any portion of the property; or

              g.   Entry of any judgment against Debtor; or

              h.   Dissolution or liquidation of Debtor.

         Then and in any of such events of default, the entire amount of indebtedness secured hereby shall then or at any time thereafter, at the option of Secured Party, become immediately due and payable without notice or demand, and Secured Party shall have an immediate right to pursue the remedies set forth in this Security Agreement.

         10. REMEDIES: In the event of a default hereunder, Secured Party shall have all remedies provided by law; and without limiting the generality of the foregoing, shall be entitled as follows:




Security Agreement                     Page 3

              a. Debtor agrees to put Secured Party in possession of the property on demand; and

              b. Secured Party is authorized to enter any premises where the property is situated and take possession of said property without notice or demand and without legal proceedings; and to give direct notice to all advertisers of the exercise of the rights under this Security Agreement by Second Party; and

              c. At the request of Secured Party, Debtor will assemble the property and make it available to Secured Party at a place designated by Secured Party which is reasonably convenient to both parties; and

              d. Debtor agrees that a period of thirty (30) days from the time notice is sent, by first-class mail or otherwise, shall be a reasonable period of notification of a sale or other disposition of the property; and

              e. Debtor agrees that any notice or other communication by Secured Party to Debtor shall be sent to the address of the debtor stated herein; and

              f. Debtor agrees to pay on demand the amount of all expenses reasonably incurred by Secured Party in protecting or realizing on the property. In the event that this Security Agreement or any obligation secured by it is referred to an attorney for protecting or defending the priority of Secured Party's interest or for collection or realization procedures, Debtor agrees to pay a reasonable attorney's fee, including fees incurred in both trial and appellate courts, or fees incurred without suit, and expenses of title search and all court costs and costs of public officials. The sums agreed to be paid in this subparagraph shall be secured hereby; and

              g. If Secured Party disposes of the property, Debtor agrees to pay any deficiency remaining after application of the net proceeds to any indebtedness secured hereby.

         11. INSURANCE: Debtor will keep the property continuously insured by an insurer approved by Secured Party against fire, theft and other hazards designated at any time by Secured Party, in an amount equal to the full insurable value thereof or to all sums secured hereby, with such form of loss payable clause as designated by and in favor of Secured Party, and will deliver the policies and receipts showing payment of premiums to the Secured Party. In the event of loss, Secured Party shall have full power to collect any and all insurance upon the property and to apply the same at its option to any obligation secured hereby, whether



Security Agreement              Page 4
or not matured, or to the restoration or repair of the property. Secured Party shall have no liability whatsoever for any loss that may occur by reason of the omission or lack of coverage of any such insurance.

         12. REMOVAL OR SALE: Without the prior written consent of Secured Party, Debtor will not remove the property from the State of Kansas, and Debtor will not sell nor lease the property or any interest therein.

         13. APPLICABLE LAW: This security agreement shall be governed by the laws of the State of Kansas.

         DATED as of the day and year first written above.

                                    T & W FUNDING COMPANY VI, L.L.C.




                                    By:
                                       -----------------------------
                                       Michael A. Price, Member
                                       Address:
                                       7920 State Line, Ste. 101
                                       Prairie Village, KS 66208




Security Agreement              Page 5

                                   EXHIBIT 4.4
                  FORM OF ASSIGNMENT, ASSUMPTION AND/OR CONSENT

                               ASSIGNMENT OF LEASE

        The undersigned as "Assignor" does hereby assign and transfer unto

________________________________, a _____________________ corporation, as
"Assignee", all of Assignor's right, title and interest as Lessee in, under and to that certain _______________ made and entered into __________________,
19___ by and between _____________________, as Lessor, and __________________,
as Lessee, Lease No. _____,  a copy of which is attached hereto.

        Dated and effective this _____ day of _______________,  19 ___.




                                        -------------------------------------




                                        By:
                                        -------------------------------------
                                                     President
                                                    "Assignor"


                                     CONSENT
        The undersigned hereby consents to the above and foregoing Assignment of Lease.



                                        -------------------------------------



                                        By:
                                           ----------------------------------
                                           Title:
                                                 ----------------------------

                                   EXHIBIT 4.3
                         LIENS, ENCUMBRANCES AND CHARGES


Bank of Blue Valley

Heritage Bank

Nodaway Bank & Trust

First Community Bank

Wellsville State Bank

                                   EXHIBIT 4.4
                        REAL AND PERSONAL PROPERTY LEASES

Real Estate Board of Kansas City, Missouri         This is a legally binding contract. If not understood,
        Approved by Legal Counsel                                  seek competent advice.


                                 [REALTOR LOGO]


                   COMMERCIAL AND INDUSTRIAL LEASE AGREEMENT

THIS LEASE is made this 1st day of November, 1996, between

James R. Neese and Teri Neese, LESSOR, and

Commercial Capital Corporation
Broker Services
7920 State Line Suite 200
Prairie Village, KS 66208, LESSEE.

        LESSOR hereby leases to LESSEE, and LESSEE hereby leases from LESSOR, the following described premises, hereinafter referred to as "the premises," in the City of Prairie Village, County of Johnson, State of Kansas, to wit; Office space in a commercial building located at 7920 State Line Suite 200 Prairie Village, KS as highlighted on attached exhibit "A"

to be used only for Business Purposes only for a term of Five (5) years and 0 months, beginning on the 1st day of November, 1996, and ending on the 31st day of October, 2001 for which LESSEE agrees to pay to LESSOR a total of Eighty-four Thousand & 00/100 DOLLARS ($84,000.00), as rent, in monthly installments, each due and payable on the first day of each and every month of the term hereof, in advance, as follows:

$1400.00 Monthly payable on or before the first day of each month at 7920 State Line Suite 101
or at such other place as LESSOR may designate from time to time in writing.

        IT IS ALSO AGREED, AS FOLLOWS, THAT:

        1. POSSESSION AT BEGINNING OF TERM: LESSOR shall use due diligence to give possession as nearly as possible at the beginning of the term of this lease, and rent shall abate pro rate for the period of any delay in so doing. LESSEE shall make no other claim against LESSOR for any such delay.

        2. INSURANCE: LESSEE shall comply with all insurance regulations so the lowest fire, lightning, explosion, extended coverage and liability insurance rates may be obtained; and nothing shall be done or kept in or on the premises by LESSEE which will cause an increase in the premium for any of such insurance on the premises or on any building of which the premises are a part or on any contents located therein, over the rate usually obtained for the proper use of the premises permitted by this lease or which will cause cancellation of any such insurance.

        If during the term of this lease the rate for fire and what is commonly known as extended coverage insurance should be changed so as to cause an increase in premium, then LESSEE shall pay, as additional rent, the amount of such increase, which amount shall be payable within fifteen days from the date of LESSOR'S notice of an amount so due hereunder, should LESSEE occupy less than the whole of the property insured, LESSEE'S obligation hereunder shall be limited to a pro rata portion of such increase based on the area of the leased premises to the total rentable space in the said property of which the leased premises are a part.

        3. INDEMNITY AND PUBLIC LIABILITY: LESSEE covenants at all times to save LESSOR harmless from all loss, liability, cost, or damages that may occur or be claimed with respect to any person or persons, corporation, property, or chattels on or about the leased premises or to the property itself resulting from any act done or omission by or through the LESSEE, its agents, employees, invitees, or any person on the premises by reason of the LESSEE'S use or occupancy or resulting from LESSEE'S non-??? or possession of said property and any and all loss, cost, liability, or expense resulting therefrom; and at all times to maintain said premises in a safe and careful manner. LESSEE further covenants and agrees to maintain at all times, during the term of this lease, comprehensive public liability insurance in a responsible insurance company, licensed to do business in the state in which the premises are located and satisfactory to LESSOR, properly protecting and indemnifying LESSOR in an amount of not less than _____________________ DOLLARS for injury to or death of any one person, ________________________ DOLLARS for injury to or death of any two or more persons arising out of any one occurrence, and not less than ______________________ DOLLARS for property damage. LESSEE shall furnish LESSOR with a certificate or certificates of insurance, covering such insurance so maintained by LESSEE.

        4. LESSEE shall not assign, transfer, or encumber this lease and shall not sub-lease the premises or any part thereof or allow any other person to be in possession thereof without the prior written consent of LESSOR.

        5. SIGNS AND ADVERTISEMENTS: LESSEE shall not put upon nor permit to be put upon any part of the premises, any signs, billboards or advertisements whatever, without written consent of LESSOR.

        6. ACCEPTANCE, MAINTENANCE, AND REPAIR: LESSEE has inspected and knows the condition of the premises and accepts the same in their present condition (subject to ordinary wear, tear, and deterioration in the event the term commences after the date hereof and to the rights of present or former occupant or occupants, if any, to remove movable property.)

        LESSEE shall take good care of the premises and the equipment and fixtures therein (including heating and air conditioning equipment) and shall keep the same in good working order and condition, including particularly protecting water pipes, heating and air conditioning equipment, plumbing, fixtures, appliances, and sprinkler system from becoming frozen, and shall keep the premises and the approaches, sidewalks, and the alleys adjacent thereto, if any, clean and sightly and free from ice and snow (including policing the grounds if they are included in the leased premises). At the expiration of the term, LESSEE shall surrender the prem. broom clean, in as good condition as the reasonable use thereof will permit. All damage or injury to the leased premises not caused by fire or other casualty, as set forth in Sec. 9 hereof, and all damage to glass shall be promptly repaired by the LESSEE.

        7. LESSOR'S RIGHT OF ENTRY: LESSOR or LESSOR'S agent may enter the premises at reasonable hours to examine same and to do anything LESSOR may be required to do hereunder or which LESSOR may deem necessary for the good of the premises or any building of which they are a part; and, during the last sixty days of this lease, LESSOR may display a "For Rent" sign on, and show the premises.

        8. MAINTENANCE AND REPAIR BY LESSOR: LESSOR shall keep in repair, ordinary wear and tear excepted, the roof and exterior walls (exclusive of inside surfaces), gutters and downspouts of the premises in any building of which they are a part, except as to damage arising from the negligence of the LESSEE, but nothing herein shall be construed as requiring LESSOR to repair any front or other part installed by the LESSEE or glass in windows or doors. LESSOR shall be under no obligation and shall not be liable for any failure to make any such repairs until and unless LESSEE notifies LESSOR, in writing, of the necessity therefor, in which event LESSOR shall have a reasonable time thereafter to make such repairs. LESSOR reserves the right to the exclusive use of the roof and exterior walls which LESSOR is so obligated to repair.

        9. DAMAGE BY CASUALTY: In case, during the term created or previous thereto, the premises hereby let, or the building of which said premises are a part, shall be destroyed or shall be so damaged by fire or other casualty, as to become untenantable, then in such event, at the option of the LESSOR, the term hereby created shall cease, and this lease shall become null and void from the date of such damage or destruction and the LESSEE shall immediately surrender said premises and all interest therein to LESSOR, and LESSEE shall pay rent within said term only to the time of such surrender; provided, however, that LESSOR shall exercise such option to so terminate this lease by notice in writing delivered to LESSEE within thirty days after such damage or destruction. In case LESSOR shall not so elect to terminate this lease, in such event, this lease shall continue in full force and effect and the LESSOR shall repair the leased premises with all reasonable promptitude, placing the same in as good a condition as they were at the time of the damage or destruction, and for that purpose may enter said premises and rent shall abate in proportion to the extent and duration of untenantability. In either event LESSEE shall remove all rubbish, debris, merchandise, furniture, equipment and other of its personal property, within five days after the request of the LESSOR. If the leased premises shall be but slightly injured by fire or the elements, so as not to render the same untenantable and unfit for occupancy, then the LESSOR shall repair the same with all reasonable promptitude, and in that case the rent shall not abate. No compensation or claim shall be made by or allowed to the LESSEE by reason of any inconvenience or annoyance arising from the necessity of repairing any portion of the building or the leased premises, however the necessity may occur.

        10. PERSONAL PROPERTY: LESSOR shall not be liable for any loss or damage to any merchandise or personal property in or about the premises, regardless of the cause of such loss or damage.

        11. ALTERATIONS: LESSEE shall not make any alterations or additions in or to the premises, without the prior written consent of LESSOR.

        12. UTILITIES AND SERVICES: LESSEE shall furnish and pay for all electricity, gas, water, fuel, and any services or utilities used in or assessed against the premises, unless otherwise herein expressly provided.

        13. PUBLIC REQUIREMENTS: LESSEE shall comply with all laws, orders, ordinances and other public requirements now or hereafter affecting the premises or the use thereof, and save LESSOR harmless from expense or damage resulting from failure to do so.

        14. FIXTURES: All buildings, repairs, alterations, additions, improvements, installations, equipment and fixtures, by whomsoever installed or erected (except such business trade fixtures belonging to LESSEE as can be removed without damage to or leaving incomplete the premises or building) shall belong to LESSOR and remain on and be surrendered with the premises as a part thereof, at the expiration of this lease or any extension thereof.

        15.  INCREASE IN TAXES:   In the event that the real estate taxes, both
general and special, payable with respect to the leased premises during any lease year shall be greater than the amount of such taxes due and payable during the calendar year of 1996, whether by reason of an increase in tax rate or an increase in the assessed valuation or otherwise, LESSEE shall pay to LESSOR the full amount of such increase as additional rent within thirty days after notice that the same is due. Should LESSEE occupy less than the whole of the property against which such taxes are assessed, LESSEE'S obligation hereunder shall be limited to a pro rata portion of such increased tax based on the area of the leased premises to the total rentable space in the property so assessed and of which the premises are a part.

        16. EMINENT DOMAIN: If the premises or any substantial part thereof shall be taken by any competent authority under the power of eminent domain or be acquired for any public or quasi-public use or purpose, the term of this lease shall cease and terminate upon the date when the possession of said premises or the part thereof so taken shall be required for such use or purpose and without apportionment of the award, and LESSEE shall have no claim against LESSOR for the value of any unexpired term of this lease. If any condemnation proceeding shall be instituted in which it is sought to take or damage any part of LESSOR's building or the land under it or if the grade of any street or alley adjacent to the building is changed by any competent authority and such change of grade makes it necessary or desirable to remodel the building to conform to the changed grade, LESSOR shall have the right to cancel this lease after having given written notice of cancellation to LESSEE not less than ninety (90) days prior to the date of cancellation designated in the notice. In either of said events rent at the then current rate shall be apportioned as of the date of the termination. No money or other consideration shall be payable by the LESSOR to the LESSEE for the right of cancellation ????? LESSEE shall have no right to share in the condemnation award or in any judgment for damages caused by the taking or the change of grade. Nothing in this paragraph shall preclude an award being made to LESSEE for loss of business or depreciation to and cost of removal of equipment or fixtures.

        17. SUBROGATION: As part of the consideration for this lease, each of the parties hereto does hereby release the other party hereto from all liability for damage due to any act or neglect of the other party (except as hereinafter provided) occasioned to property owned by said parties which is or might be incident to or the result of a fire or any other casualty against loss for which either of the parties is now carrying or hereafter may carry insurance; provided, however, that the releases herein contained shall not apply to any loss or damage occasioned by the willful, wanton, or premeditated negligence of either of the parties hereto, and the parties hereto further covenant that any insurance that they obtain on their respective properties shall contain an appropriate provision whereby the insurance company, or companies, consent to the mutual release of liability contained in this paragraph.

        18. DEFAULT: If default is made in the payment of any installment of rent on the due date thereof, or if LESSEE shall default in the performance of any other agreement (other than payment of rent) and such default (other than payment of rent) continues for ten days after written notice thereof, or if the premises be vacated or abandoned in violation of the terms hereof, then in any such event that this lease shall terminate, at the option of the LESSOR, and LESSOR may re-enter the premises and take possession thereof, with or without force or legal process and without notice or demand, the service of notice, demand or legal process being hereby expressly waived, and upon such entry, as aforesaid, this lease shall terminate and the LESSOR may exclude LESSEE from the premises, changing the lock on the door or doors if deemed necessary, without being liable to LESSEE for any damages or for prosecution therefor, LESSOR's rights in such event may be enforced by action in unlawful detainer or other proper legal action, and the LESSEE expressly agrees, notwithstanding termination of this lease and re-entry by the LESSOR that the LESSEE shall remain liable for a sum equal to the entire rent payable to the end of the term hereof and shall pay any loss or deficiency sustained by the

LESSOR on account of the premises being let for the remainder of the original term for a less sum than before. LESSOR, as agent for LESSEE without notice, may re-let the leased premises or any part thereof for the remainder of the term or for any longer or shorter period as opportunity may offer, and at such rental as may be obtained, and LESSEE agrees to pay the difference between a sum equal to the amount of rent payable during the residue of the term and the net rent actually received by the LESSOR during the term after deducting all expenses of every kind for repairs, recovering possession and re-letting the same, which difference shall accrue and be payable monthly.

        All property of the LESSEE which is now or may hereafter be at any time during the term of this lease in or upon said premises, whether exempt from execution or not, shall be bound by and subject to a lien for the payment of the rent herein reserved, and for any damages arising from any breach by the LESSEE of any of the covenants or agreements of this lease to be performed by LESSEE. In the event of default by LESSEE in the payment of rent or otherwise, LESSOR may foreclose such lien and take possession of said property or any part or parts thereof and sell or cause the same to be sold, at such place as LESSOR may elect, at public or private sale, with or without notice, to the highest bidder for cash, and apply the proceeds of said sale to pay the costs of taking possession of and selling said property, and then toward the debt and/or damages as aforesaid. Any excess of the proceeds of said sale over said costs, debt, and/or damages shall be paid to LESSEE. Any such sale shall bar any right of redemption by LESSEE.

        19. WAIVER: The rights and remedies of the LESSOR under this lease, as well as those provided or accorded by law, shall be cumulative, and none shall be exclusive of any other rights or remedies hereunder or allowed by law. A waiver by LESSOR of any breach or breaches default or defaults, of LESSEE hereunder shall not be deemed or construed to be a continuing waiver of such breach or default nor as a waiver of or permission, expressed or implied, for any subsequent breach or default, and it is agreed that the acceptance by LESSOR of any installment of rent subsequently to the date the same should have been paid hereunder, shall in no manner alter or affect the covenant and obligation of LESSEE to pay subsequent installments of rent promptly upon the due date thereof. No receipt of money by LESSOR after the termination in any way of this lease shall reinstate, continue or extend the term above demised.

        20.





        In the event of any extension or renewal of this lease or the term thereof, LESSOR agrees at the time thereof to pay REALTOR a commission of



        21. NOTICES: Any notice hereunder shall be sufficient if sent by registered or certified mail, addressed to LESSEE at the premises, and to LESSOR where rent is payable.

        22. SUBORDINATION: In the event LESSOR holds title to said premises by virtue of a lease, then this sublease is and shall remain subject to all of the terms and conditions of such underlying lease, so far as shall be applicable to the premises herein leased. This lease shall also be subject and subordinate in law and equity to any existing or future mortgage placed by LESSOR upon the issued premises or the building of which the leased premises form a part.

        23. SUCCESSORS: The provisions, covenants and conditions of this lease shall bind and inure to the benefit of the legal representatives, heirs, successors and assigns of each of the parties hereto, except that no assignment or subletting by LESSEE without the written consent of LESSOR, shall vest any right in the assignee or sublessee of the LESSEE.

        24. QUIET POSSESSION: LESSOR agrees that so long as LESSEE fully complies with all of the terms, covenants and conditions here contained on LESSEE'S part to be kept and performed, LESSEE shall and may peaceably and quietly have, hold and enjoy the said premises for the term aforesaid, it being expressly understood and agreed that, however, the aforesaid covenant of quiet enjoyment shall be binding upon the LESSOR only so long as LESSOR remains the owner in fee or leasehold of the leased premises, anything to the contrary in this instrument notwithstanding. LESSOR, however, covenants and represents that LESSOR has full right, title, power and authority to make, execute and deliver this lease.

        25. BANKRUPTCY:   Neither this lease nor any interest therein nor any
estate hereby created shall pass to any trustee or receiver in bankruptcy or to any other receiver or assignee for the benefit of creditors or otherwise by operation of law during the term of this lease or any renewal thereof.

        26. ENTIRE AGREEMENT:   This lease contains the entire agreement
between the parties, and no modification of this lease shall be binding upon the parties unless evidenced by an agreement in writing signed by the LESSOR and the LESSEE after the date hereof. If there is more than one LESSEE named herein, the provisions of this lease shall be applicable to and binding upon such LESSEES, jointly and severally.












        IN WITNESS WHEREOF, the parties have signed triplicate copies hereof.


        James R. Neese                        Commercial Capital Corporation
-------------------------------

            [SIG]                             Larry E. Rice, Vice President
-------------------------------               -----------------------------

                                                         [SIG]
-------------------------------               -----------------------------
           Lessor                                        Lessee



Copyright [date] - Real Estate Board of Kansas City, Missouri           Page 5

Real Estate Board of Kansas City, Missouri         This is a legally binding contract. If not understood,
        Approved by Legal Counsel                                  seek competent advice.

                                 [REALTOR LOGO]


                   COMMERCIAL AND INDUSTRIAL LEASE AGREEMENT

THIS LEASE is made this 1st day of November, 1996, between

James R. Neese and Teri Neese, LESSOR, and

Commercial Capital Corporation
7920 State Line Suite 101
Prairie Village, KS 66208, LESSEE.

        LESSOR hereby leases to LESSEE, and LESSEE hereby leases from LESSOR, the following described premises, hereinafter referred to as "the premises," in the City of Prairie Village, County of Johnson, State of Kansas, to wit; Office space in a Commercial Building located at 7920 State Line Road Prairie Village, Kansas, as highlighted on attached exhibit "A".

to be used only for Business Purposes Only for a term of Five (5) years and 0 months, beginning on the 1st day of November, 1996 and ending on the 31st day of October, 2001 for which LESSEE agrees to pay to LESSOR a total of Ninety-seven thousand two hundred DOLLARS ($97,200.00), as rent, in monthly installments, each due and payable on the first day of each and every month of the term hereof, in advance, as follows:

$1620 Monthly payable on or before the first day of each month.

at 7920 State Line Suite 101
or at such other place as LESSOR may designate from time to time in writing.

        IT IS ALSO AGREED, AS FOLLOWS, THAT:

        1. POSSESSION AT BEGINNING OF TERM: LESSOR shall use due diligence to give possession as nearly as possible at the beginning of the term of this lease, and rent shall abate pro rate for the period of any delay in so doing. LESSEE shall make no other claim against LESSOR for any such delay.

        2. INSURANCE: LESSEE shall comply with all insurance regulations so the lowest fire, lightning, explosion, extended coverage and liability insurance rates may be obtained; and nothing shall be done or kept in or on the premises by LESSEE which will cause an increase in the premium for any of such insurance on the premises or on any building of which the premises are a part or on any contents located therein, over the rate usually obtained for the proper use of the premises permitted by this lease or which will cause cancellation of any such insurance.

        If during the term of this lease the rate for fire and what is commonly known as extended coverage insurance should be changed so as to cause an increase in premium, then LESSEE shall pay, as additional rent, the amount of such increase, which amount shall be payable within fifteen days from the date of LESSOR'S notice of an amount so due hereunder, should LESSEE occupy less than the whole of the property insured, LESSEE'S obligation hereunder shall be limited to a pro rata portion of such increase based on the area of the leased premises to the total rentable space in the said property of which the leased premises are a part.

        3. INDEMNITY AND PUBLIC LIABILITY: LESSEE covenants at all times to save LESSOR harmless from all loss, liability, cost, or damages that may occur or be claimed with respect to any person or persons, corporation, property, or chattels on or about the leased premises or to the property itself resulting from any act done or omission by or through the LESSEE, its agents, employees, invitees, or any person on the premises by reason of the LESSEE'S use or occupancy or resulting from LESSEE'S non-??? or possession of said property and any and all loss, cost, liability, or expense resulting therefrom; and at all times to maintain said premises in a safe and careful manner. LESSEE further covenants and agrees to maintain at all times, during the term of this lease, comprehensive public liability insurance in a responsible insurance company, licensed to do business in the state in which the premises are located and satisfactory to LESSOR, properly protecting and indemnifying LESSOR in an amount of not less than _____________________ DOLLARS for injury to or death of any one person, ________________________ DOLLARS for injury to or death of any two or more persons arising out of any one occurrence, and not less than _______ _____________ DOLLARS for property damage. LESSEE shall furnish LESSOR with a certificate or certificates of insurance, covering such insurance so maintained by LESSEE.

        4. LESSEE shall not assign, transfer, or encumber this lease and shall not sub-lease the premises or any part thereof or allow any other person to be in possession thereof without the prior written consent of LESSOR.

        5. SIGNS AND ADVERTISEMENTS: LESSEE shall not put upon nor permit to be put upon any part of the premises, any signs, billboards or advertisements whatever, without written consent of LESSOR.

        6. ACCEPTANCE, MAINTENANCE, AND REPAIR: LESSEE has inspected and knows the condition of the premises and accepts the same in their present condition (subject to ordinary wear, tear, and deterioration in the event the term commences after the date hereof and to the rights of present or former occupant or occupants, if any, to remove movable property.)

        LESSEE shall take good care of the premises and the equipment and fixtures therein (including heating and air conditioning equipment) and shall keep the same in good working order and condition, including particularly protecting water pipes, heating and air conditioning equipment, plumbing, fixtures, appliances, and sprinkler system from becoming frozen, and shall keep the premises and the approaches, sidewalks, and the alleys adjacent thereto, if any, clean and sightly and free from ice and snow (including policing the grounds if they are included in the leased premises). At the expiration of the term, LESSEE shall surrender the prem. broom clean, in as good condition as the reasonable use thereof will permit. All damage or injury to the leased premises not caused by fire or other casualty, as set forth in Sec. 9 hereof, and all damage to glass shall be promptly repaired by the LESSEE.

        7. LESSOR'S RIGHT OF ENTRY: LESSOR or LESSOR'S agent may enter the premises at reasonable hours to examine same and to do anything LESSOR may be required to do hereunder or which LESSOR may deem necessary for the good of the premises or any building of which they are a part; and, during the last sixty days of this lease, LESSOR may display a "For Rent" sign on, and show the premises.

        8. MAINTENANCE AND REPAIR BY LESSOR: LESSOR shall keep in repair, ordinary wear and tear excepted, the roof and exterior walls (exclusive of inside surfaces), gutters and downspouts of the premises in any building of which they are a part, except as to damage arising from the negligence of the LESSEE, but nothing herein shall be construed as requiring LESSOR to repair any front or other part installed by the LESSEE or glass in windows or doors. LESSOR shall be under no obligation and shall not be liable for any failure to make any such repairs until and unless LESSEE notifies LESSOR, in writing, of the necessity therefor, in which event LESSOR shall have a reasonable time thereafter to make such repairs. LESSOR reserves the right to the exclusive use of the roof and exterior walls which LESSOR is so obligated to repair.

        9. DAMAGE BY CASUALTY: In case, during the term created or previous thereto, the premises hereby let, or the building of which said premises are a part, shall be destroyed or shall be so damaged by fire or other casualty, as to become untenantable, then in such event, at the option of the LESSOR, the term hereby created shall cease, and this lease shall become null and void from the date of such damage or destruction and the LESSEE shall immediately surrender said premises and all interest therein to LESSOR, and LESSEE shall pay rent within said term only to the time of such surrender; provided, however, that LESSOR shall exercise such option to so terminate this lease by notice in writing delivered to LESSEE within thirty days after such damage or destruction. In case LESSOR shall not so elect to terminate this lease, in such event, this lease shall continue in full force and effect and the LESSOR shall repair the leased premises with all reasonable promptitude, placing the same in as good a condition as they were at the time of the damage or destruction, and for that purpose may enter said premises and rent shall abate in proportion to the extent and duration of untenantability. In either event LESSEE shall remove all rubbish, debris, merchandise, furniture, equipment and other of its personal property, within five days after the request of the LESSOR. If the leased premises shall be but slightly injured by fire or the elements, so as not to render the same untenantable and unfit for occupancy, then the LESSOR shall repair the same with all reasonable promptitude, and in that case the rent shall not abate. No compensation or claim shall be made by or allowed to the LESSEE by reason of any inconvenience or annoyance arising from the necessity of repairing any portion of the building or the leased premises, however the necessity may occur.

        10. PERSONAL PROPERTY: LESSOR shall not be liable for any loss or damage to any merchandise or personal property in or about the premises, regardless of the cause of such loss or damage.

        11. ALTERATIONS: LESSEE shall not make any alterations or additions in or to the premises, without the prior written consent of LESSOR.

        12. UTILITIES AND SERVICES: LESSEE shall furnish and pay for all electricity, gas, water, fuel, and any services or utilities used in or assessed against the premises, unless otherwise herein expressly provided.

        13. PUBLIC REQUIREMENTS: LESSEE shall comply with all laws, orders, ordinances and other public requirements now or hereafter affecting the premises or the use thereof, and save LESSOR harmless from expense or damage resulting from failure to do so.

        14. FIXTURES: All buildings, repairs, alterations, additions, improvements, installations, equipment and fixtures, by whomsoever installed or erected (except such business trade fixtures belonging to LESSEE as can be removed without damage to or leaving incomplete the premises or building) shall belong to LESSOR and remain on and be surrendered with the premises as a part thereof, at the expiration of this lease or any extension thereof.

        15.  INCREASE IN TAXES:   In the event that the real estate taxes, both
general and special, payable with respect to the leased premises during any lease year shall be greater than the amount of such taxes due and payable during the calendar year of 1996, whether by reason of an increase in tax rate or an increase in the assessed valuation or otherwise, LESSEE shall pay to LESSOR the full amount of such increase as additional rent within thirty days after notice that the same is due. Should LESSEE occupy less than the whole of the property against which such taxes are assessed, LESSEE'S obligation hereunder shall be limited to a pro rata portion of such increased tax based on the area of the leased premises to the total rentable space in the property so assessed and of which the premises are a part.

        16. EMINENT DOMAIN: If the premises or any substantial part thereof shall be taken by any competent authority under the power of eminent domain or be acquired for any public or quasi-public use or purpose, the term of this lease shall cease and terminate upon the date when the possession of said premises or the part thereof so taken shall be required for such use or purpose and without apportionment of the award, and LESSEE shall have no claim against LESSOR for the value of any unexpired term of this lease. If any condemnation proceeding shall be instituted in which it is sought to take or damage any part of LESSOR's building or the land under it or if the grade of any street or alley adjacent to the building is changed by any competent authority and such change of grade makes it necessary or desirable to remodel the building to conform to the changed grade, LESSOR shall have the right to cancel this lease after having given written notice of cancellation to LESSEE not less than ninety (90) days prior to the date of cancellation designated in the notice. In either of said events rent at the then current rate shall be apportioned as of the date of the termination. No money or other consideration shall be payable by the LESSOR to the LESSEE for the right of cancellation ????? LESSEE shall have no right to share in the condemnation award or in any judgment for damages caused by the taking or the change of grade. Nothing in this paragraph shall preclude an award being made to LESSEE for loss of business or depreciation to and cost of removal of equipment or fixtures.

        17. SUBROGATION: As part of the consideration for this lease, each of the parties hereto does hereby release the other party hereto from all liability for damage due to any act or neglect of the other party (except as hereinafter provided) occasioned to property owned by said parties which is or might be incident to or the result of a fire or any other casualty against loss for which either of the parties is now carrying or hereafter may carry insurance; provided, however, that the releases herein contained shall not apply to any loss or damage occasioned by the willful, wanton, or premeditated negligence of either of the parties hereto, and the parties hereto further covenant that any insurance that they obtain on their respective properties shall contain an appropriate provision whereby the insurance company, or companies, consent to the mutual release of liability contained in this paragraph.

        18. DEFAULT: If default is made in the payment of any installment of rent on the due date thereof, or if LESSEE shall default in the performance of any other agreement (other than payment of rent) and such default (other than payment of rent) continues for ten days after written notice thereof, or if the premises be vacated or abandoned in violation of the terms hereof, then in any such event that this lease shall terminate, at the option of the LESSOR, and LESSOR may re-enter the premises and take possession thereof, with or without force or legal process and without notice or demand, the service of notice, demand or legal process being hereby expressly waived, and upon such entry, as aforesaid, this lease shall terminate and the LESSOR may exclude LESSEE from the premises, changing the lock on the door or doors if deemed necessary, without being liable to LESSEE for any damages or for prosecution therefor, LESSOR's rights in such event may be enforced by action in unlawful detainer or other proper legal action, and the LESSEE expressly agrees, notwithstanding termination of this lease and re-entry by the LESSOR that the LESSEE shall remain liable for a sum equal to the entire rent payable to the end of the term hereof and shall pay any loss or deficiency sustained by the

LESSOR on account of the premises being let for the remainder of the original term for a less sum than before. LESSOR, as agent for LESSEE without notice, may re-let the leased premises or any part thereof for the remainder of the term or for any longer or shorter period as opportunity may offer, and at such rental as may be obtained, and LESSEE agrees to pay the difference between a sum equal to the amount of rent payable during the residue of the term and the net rent actually received by the LESSOR during the term after deducting all expenses of every kind for repairs, recovering possession and re-letting the same, which difference shall accrue and be payable monthly.

        All property of the LESSEE which is now or may hereafter be at any time during the term of this lease in or upon said premises, whether exempt from execution or not, shall be bound by and subject to a lien for the payment of the rent herein reserved, and for any damages arising from any breach by the LESSEE of any of the covenants or agreements of this lease to be performed by LESSEE. In the event of default by LESSEE in the payment of rent or otherwise, LESSOR may foreclose such lien and take possession of said property or any part or parts thereof and sell or cause the same to be sold, at such place as LESSOR may elect, at public or private sale, with or without notice, to the highest bidder for cash, and apply the proceeds of said sale to pay the costs of taking possession of and selling said property, and then toward the debt and/or damages as aforesaid. Any excess of the proceeds of said sale over said costs, debt, and/or damages shall be paid to LESSEE. Any such sale shall bar any right of redemption by LESSEE.

        19. WAIVER: The rights and remedies of the LESSOR under this lease, as well as those provided or accorded by law, shall be cumulative, and none shall be exclusive of any other rights or remedies hereunder or allowed by law. A waiver by LESSOR of any breach or breaches, default or defaults, of LESSEE hereunder shall not be deemed or construed to be a continuing waiver of such breach or default nor as a waiver of or permission, expressed or implied, for any subsequent breach or default, and it is agreed that the acceptance by LESSOR of any installment of rent subsequently to the date the same should have been paid hereunder, shall in no manner alter or affect the covenant and obligation of LESSEE to pay subsequent installments of rent promptly upon the due date thereof. No receipt of money by LESSOR after the termination in any way of this lease shall reinstate, continue or extend the term above demised.

        20.





        In the event of any extension or renewal of this lease or the term thereof, LESSOR agrees at the time thereof to pay REALTOR a commission of



        21. NOTICES: Any notice hereunder shall be sufficient if sent by registered or certified mail, addressed to LESSEE at the premises, and to LESSOR where rent is payable.

        22. SUBORDINATION: In the event LESSOR holds title to said premises by virtue of a lease, then this sublease is and shall remain subject to all of the terms and conditions of such underlying lease, so far as shall be applicable to the premises herein leased. This lease shall also be subject and subordinate in law and equity to any existing or future mortgage placed by LESSOR upon the issued premises or the building of which the leased premises form a part.

        23. SUCCESSORS: The provisions, covenants and conditions of this lease shall bind and inure to the benefit of the legal representatives, heirs, successors and assigns of each of the parties hereto, except that no assignment or subletting by LESSEE without the written consent of LESSOR, shall vest any right in the assignee or sublessee of the LESSEE.

        24. QUIET POSSESSION: LESSOR agrees that so long as LESSEE fully complies with all of the terms, covenants and conditions here contained on LESSEE'S part to be kept and performed, LESSEE shall and may peaceably and quietly have, hold and enjoy the said premises for the term aforesaid, it being expressly understood and agreed that, however, the aforesaid covenant of quiet enjoyment shall be binding upon the LESSOR only so long as LESSOR remains the owner in fee or leasehold of the leased premises, anything to the contrary in this instrument notwithstanding. LESSOR, however, covenants and represents that LESSOR has full right, title, power and authority to make, execute and deliver this lease.

        25. BANKRUPTCY:   Neither this lease nor any interest therein nor any
estate hereby created shall pass to any trustee or receiver in bankruptcy or to any other receiver or assignee for the benefit of creditors or otherwise by operation of law during the term of this lease or any renewal thereof.

        26. ENTIRE AGREEMENT:   This lease contains the entire agreement
between the parties, and no modification of this lease shall be binding upon the parties unless evidenced by an agreement in writing signed by the LESSOR and the LESSEE after the date hereof. If there is more than one LESSEE named herein, the provisions of this lease shall be applicable to and binding upon such LESSEES, jointly and severally.












        IN WITNESS WHEREOF, the parties have signed triplicate copies hereof.


        James R. Neese                        Commercial Capital Corporation
-------------------------------

            [SIG]                                         [SIG]
-------------------------------               -----------------------------

                                              Larry E. Rice, Vice President
-------------------------------               -----------------------------
           Lessor                                        Lessee



Copyright [date] - Real Estate Board of Kansas City, Missouri           Page 5

                             EXHIBIT "A" FLOOR PLAN

                                  EXHIBIT 4.5


                     CONTRACTS, AGREEMENTS AND COMMITMENTS
                     -------------------------------------


See Schedule 1.1.1(k)

                                                      Lease No. 2006870
                                   EQUIPMENT
      LESSOR                         LEASE                 LESSEE
    NAME AND ADDRESS               AGREEMENT             NAME AND ADDRESS
 (Complete Legal Names)                               (Complete Legal Names)
--------------------------------------------------------------------------------
                                                      FIN: 481061503

Medicall Marketing, Inc.                        Commercial Capital Corporation
7920 State Line                                 7920 State Line
Prairie Village, KS 66208                       Prairie Village, KS 66208

                                                [ ] CORPORATION [ ] PARTNERSHIP
                                                [ ] PROPRIETORSHIP
                                                [ ] PROFESSIONAL ASSOCIATION
--------------------------------------------------------------------------------
Supplier                         Street Address:
Name:    Lizia Robinson          City:                   State:         Zip:
--------------------------------------------------------------------------------
 QTY.    DESCRIPTION OF LEASED EQUIPMENT (INCLUDE MFG. & MODEL)      SERIAL NO.
--------------------------------------------------------------------------------


        See Schedule "A" attached hereto and made a part hereof.


--------------------------------------------------------------------------------
LOCATION OF EQUIPMENT: STREET ADDRESS___________________________________________

STATE KS   COUNTY Johnson   CITY Prairie Village   ZIP 66208  PHONE 913-341-0053

--------------------------------------------------------------------------------

 AMOUNT OF EACH PAYMENT         ADVANCE PAYMENTS             INITIAL CHECK WITH LEASE   LEASE TERM
Rental Payment $ 786.50  | First None Rental(s) in advance | Total Advance   $ 0.00     Total No. of Rentals  36
                -------- |       ----                      |                  ------- |                      ----     [ ]Annual
Sales/Use Tax  $ Vehicle | Last  None Rental(s) in advance | Lease Fee       $ 0.00   | Concurrent Rentals Due on the [ ]Semi-Annual
                -------- |       ----                                         ------- |            15th               [ ]Quarterly
Total Payment  $ 786.50  |                                   Initial Check   $ 0.00     1st [ ]  10th [ ]  20th [ ]   [X]Monthly
                --------                                                      -------

--------------------------------------------------------------------------------

                         TERMS AND CONDITIONS OF LEASE

1. LEASE. Lessor hereby leases to Lessee the personal property (the "Leased Equipment") described above, and in any schedules and Supplements to be attached to and become a part of this Lease. This Lease, consisting of the front and the reverse side, correctly sets forth the entire agreement between Lessor and Lessee with respect to the use, possession and lease of the Leased Equipment. No agreements or understandings concerning the foregoing shall be binding on either of the parties unless specifically set forth in this Lease. The term "Lessor" shall include any assignee of the above-identified Lessor. THIS LEASE WILL NOT BE BINDING ON LESSOR UNTIL ACCEPTED BELOW. By execution of this Lease, the signer certifies that (s)he has read this Lease, INCLUDING THE REVERSE SIDE, AND THAT (S)HE IS DULY AUTHORIZED TO EXECUTE THIS LEASE ON LESSEE'S BEHALF. LESSEE APPOINTS LESSOR AS ATTORNEY-IN-FACT TO EXECUTE AND FILE UNIFORM COMMERCIAL CODE FINANCING STATEMENTS OR AMENDMENTS WITH RESPECT TO ANY OR ALL OF THE LEASED EQUIPMENT.

2. TERMS AND RENTAL. The term of this Lease with respect to the Leased Equipment shall be as shown on the schedule set forth above, and shall commence on the 1st, 10th, or 20th day of the month nearest to the date on which the Leased Equipment is delivered to and accepted by Lessee from the supplier or carrier, or other date as may be selected by Lessor. It is expressly understood that at all times the risk of damage or loss or destruction of the Leased Equipment shall be borne by Lessee and not by Lessor. The rent for the Leased Equipment shall be the amount stated above. If Lessee shall be in default of the payment of any sum of money to be paid under this Lease, Lessee shall pay a late charge equal to 10% of such unpaid amount due, plus any collection charges incurred by use of an independent collection agency, in the event such payment, or any part of the payment, remains unpaid for more than 10 days. Lessee shall pay Lessor rent, without deduction or offset, in the amounts and at the times shown on the schedule set forth above. Rent shall be payable at Lessor's office set forth above, or at such other place or to such other person as Lessor may, from time to time, designate in writing. Lessee's obligations under this Lease after the acceptance of the Leased Equipment are not subject to cancellation, termination, modification, repudiation, excuse, set-off, or substitution, and are irrevocable and independent of Lessor's obligations.

3. WARRANTIES. To the extent allowed by law, LESSOR MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED EQUIPMENT, INCLUDING, BUT NOT LIMITED TO, WARRANTIES WITH RESPECT TO THE MERCHANTABILITY OF, OR THE FITNESS OR SUITABILITY OF THE LEASED EQUIPMENT FOR, ANY PURPOSE OR USE, OR ITS DURABILITY, OR WITH RESPECT TO INFRINGEMENT OR THE LIKE, EXCEPT THAT (1) IF THE LEASED EQUIPMENT IS NEW, ANY MANUFACTURER'S WARRANTY WILL BE EXERCISED FOR THE MUTUAL BENEFIT OF LESSOR AND LESSEE AS THEIR INTERESTS APPEAR; AND (2) LESSOR MAKES A WARRANTY OF DESCRIPTION AND A WARRANTY OF NON-INTERFERENCE WITH LESSEE'S ENJOYMENT OF ITS LEASEHOLD INTEREST FROM ACTS OR OMISSIONS OF LESSOR. LESSEE ACKNOWLEDGES THAT THE LEASED EQUIPMENT IS OF A TYPE, SIZE, DESIGN AND CAPACITY SELECTED SOLELY BY LESSEE AS SUITABLE FOR ITS PURPOSE, AND THIS LEASE IS INTENDED TO QUALIFY AS A FINANCE LEASE AS THAT TERM IS USED IN ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE. LESSEE UNDERSTANDS AND AGREES THAT NEITHER THE SUPPLIER NOR ANY SALES PERSON OR OTHER AGENT OF THE SUPPLIER IS LESSOR'S AGENT. NO SALES PERSON OR AGENT OF THE SUPPLIER IS AUTHORIZED TO WAIVE OR ALTER ANY TERMS OR CONDITIONS OF THIS LEASE, AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE SUPPLIER SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR ANY OTHER OBLIGATION UNDER THIS LEASE.

4. ADDITIONAL PROVISIONS:

   Cost of Collections. In the event of default, you agree to pay all costs of collection including reasonable attorney's fees.

     See reverse side for additional terms and conditions which are a part of this lease, INCLUDING CLAUSES 5, 15, AND 19, WHICH PROHIBIT ANY TRANSFER
  OF LESSEE'S INTEREST UNDER THIS LEASE AND MAKE TRANSFER AN EVENT OF DEFAULT.
--------------------------------------------------------------------------------

                             UNCONDITIONAL GUARANTY

FOR VALUE RECEIVED, and in consideration of and as an inducement to Lessor to enter into this lease, the undersigned "Guarantors," whether one or more, jointly or severally, unconditionally, irrevocably and absolutely guarantee payment by Lessee of all monies due or to become due under this Lease and any renewals of this Lease. The provisions on the reverse side of this form designated as "Additional Guaranty Provisions" are incorporated as reference as if they were fully set out at this point.

[SIG]                                                Date      3/26/97
--------------------------------------------------------------------------------
Guarantor's Signature (An Individual)


[SIG]                                                Date      3/26/97
--------------------------------------------------------------------------------
Guarantor's Signature (An Individual)


                                                     Date
--------------------------------------------------------------------------------
Guarantor's Signature (An Individual)


                                                     Date
--------------------------------------------------------------------------------
Guarantor's Signature (An Individual)


[SIG]
--------------------------------------------------------------------------------
Witness Signature

DARLENE LAMB
--------------------------------------------------------------------------------
Name of Witness (Please Print)

[Street address]
--------------------------------------------------------------------------------
Street Address                                       State

[City, State, Zip code]

--------------------------------------------------------------------------------

THIS LEASE AND THE OTHER EVIDENCES OF THIS OBLIGATION ARE THE FINAL EXPRESSION OF THE PARTIES' AGREEMENT AND CANNOT BE CANCELLED, RESCINDED, TERMINATED OR MODIFIED AFTER ACCEPTANCE OF THE LEASED EQUIPMENT BY LESSEE EXCEPT BY A WRITING SIGNED BY LESSOR AND LESSEE, NOR CAN THEY BE CONTRADICTED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS ORAL AGREEMENT. THE PARTIES AFFIRM THAT NO UNWRITTEN ORAL AGREEMENT BETWEEN THEM EXISTS. ANY ADDITIONAL NONSTANDARD TERMS ARE INCLUDED IN A SEPARATE RIDER ATTACHED TO THE LEASE.

The undersigned Lessee agrees to all terms and conditions set forth in this lease and on the reverse side.


LESSEE:  Commercial Capital Corporation
       -------------------------------------------------------------------------
                          (Print Complete Legal Name)

SIGNED   [SIG]
       -------------------------------------------------------------------------
                             (Authorized Signature)

DATE    3/26/97                                      TITLE  President
     ---------------------------------------------------------------------------


SIGNED
       -------------------------------------------------------------------------
                             (Authorized Signature)

DATE                                                 TITLE
     ---------------------------------------------------------------------------


                              ACCEPTANCE BY LESSOR

LESSOR:  Medicall Marketing, Inc.
       -------------------------------------------------------------------------
                          (Print Complete Legal Name)

SIGNED   [SIG]
       -------------------------------------------------------------------------
                             (Authorized Signature)

DATE    3-26-97                                      TITLE  VP
     ---------------------------------------------------------------------------

                                 LEASE ORIGINAL

                                                      Lease No. 3006871
                                   EQUIPMENT
      LESSOR                         LEASE                 LESSEE
    NAME AND ADDRESS               AGREEMENT             NAME AND ADDRESS
 (Complete Legal Names)                               (Complete Legal Names)
--------------------------------------------------------------------------------
                                                      FIN: 481061503

Medicall Marketing, Inc.                        Commercial Capital Corporation
7920 State Line                                 7920 State Line
Prairie Village, KS 66208                       Prairie Village, KS 66208

                                                [ ] CORPORATION [ ] PARTNERSHIP
                                                [ ] PROPRIETORSHIP
                                                [ ] PROFESSIONAL ASSOCIATION
--------------------------------------------------------------------------------
Supplier                         Street Address:
Name:    Toyota Motor Credit     City:                   State:         Zip:
--------------------------------------------------------------------------------
 QTY.    DESCRIPTION OF LEASED EQUIPMENT (INCLUDE MFG. & MODEL)      SERIAL NO.
--------------------------------------------------------------------------------


        See Schedule "A" attached hereto and made a part hereof.


--------------------------------------------------------------------------------
LOCATION OF EQUIPMENT: STREET ADDRESS___________________________________________

STATE KS   COUNTY Johnson   CITY Prairie Village   ZIP 66208  PHONE 913-341-0053

--------------------------------------------------------------------------------

 AMOUNT OF EACH PAYMENT         ADVANCE PAYMENTS             INITIAL CHECK WITH LEASE   LEASE TERM
Rental Payment $ 853.76  | First None Rental(s) in advance | Total Advance   $ 0.00     Total No. of Rentals  36
                -------- |       ----                      |                  ------- |                      ----     [ ]Annual
Sales/Use Tax  $ Vehicle | Last  None Rental(s) in advance | Lease Fee       $ 0.00   | Concurrent Rentals Due on the [ ]Semi-Annual
                -------- |       ----                                         ------- |            15th               [ ]Quarterly
Total Payment  $ 853.76  |                                   Initial Check   $ 0.00     1st [ ]  10th [ ]  20th [ ]   [ ]Monthly
                --------                                                      -------

--------------------------------------------------------------------------------

                         TERMS AND CONDITIONS OF LEASE

1. LEASE. Lessor hereby leases to Lessee the personal property (the "Leased Equipment") described above, and in any schedules and Supplements to be attached to and become a part of this Lease. This Lease, consisting of the front and the reverse side, correctly sets forth the entire agreement between Lessor and Lessee with respect to the use, possession and lease of the Leased Equipment. No agreements or understandings concerning the foregoing shall be binding on either of the parties unless specifically set forth in this Lease. The term "Lessor" shall include any assignee of the above-identified Lessor. THIS LEASE WILL NOT BE BINDING ON LESSOR UNTIL ACCEPTED BELOW. By execution of this Lease, the signer certifies that (s)he has read this Lease, INCLUDING THE REVERSE SIDE, AND THAT (S)HE IS DULY AUTHORIZED TO EXECUTE THIS LEASE ON LESSEE'S BEHALF. LESSEE APPOINTS LESSOR AS ATTORNEY-IN-FACT TO EXECUTE AND FILE UNIFORM COMMERCIAL CODE FINANCING STATEMENTS OR AMENDMENTS WITH RESPECT TO ANY OR ALL OF THE LEASED EQUIPMENT.

2. TERMS AND RENTAL. The term of this Lease with respect to the Leased Equipment shall be as shown on the schedule set forth above, and shall commence on the 1st, 10th, or 20th day of the month nearest to the date on which the Leased Equipment is delivered to and accepted by Lessee from the supplier or carrier, or other date as may be selected by Lessor. It is expressly understood that at all times the risk of damage or loss or destruction of the Leased Equipment shall be borne by Lessee and not by Lessor. The rent for the Leased Equipment shall be the amount stated above. If Lessee shall be in default of the payment of any sum of money to be paid under this Lease, Lessee shall pay a late charge equal to 10% of such unpaid amount due, plus any collection charges incurred by use of an independent collection agency, in the event such payment, or any part of the payment, remains unpaid for more than 10 days. Lessee shall pay Lessor rent, without deduction or offset, in the amounts and at the times shown on the schedule set forth above. Rent shall be payable at Lessor's office set forth above, or at such other place or to such other person as Lessor may, from time to time, designate in writing. Lessee's obligations under this Lease after the acceptance of the Leased Equipment are not subject to cancellation, termination, modification, repudiation, excuse, set-off, or substitution, and are irrevocable and independent of Lessor's obligations.

3. WARRANTIES. To the extent allowed by law, LESSOR MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED EQUIPMENT, INCLUDING, BUT NOT LIMITED TO, WARRANTIES WITH RESPECT TO THE MERCHANTABILITY OF, OR THE FITNESS OR SUITABILITY OF THE LEASED EQUIPMENT FOR, ANY PURPOSE OR USE, OR ITS DURABILITY, OR WITH RESPECT TO INFRINGEMENT OR THE LIKE, EXCEPT THAT (1) IF THE LEASED EQUIPMENT IS NEW, ANY MANUFACTURER'S WARRANTY WILL BE EXERCISED FOR THE MUTUAL BENEFIT OF LESSOR AND LESSEE AS THEIR INTERESTS APPEAR; AND (2) LESSOR MAKES A WARRANTY OF DESCRIPTION AND A WARRANTY OF NON-INTERFERENCE WITH LESSEE'S ENJOYMENT OF ITS LEASEHOLD INTEREST FROM ACTS OR OMISSIONS OF LESSOR. LESSEE ACKNOWLEDGES THAT THE LEASED EQUIPMENT IS OF A TYPE, SIZE, DESIGN AND CAPACITY SELECTED SOLELY BY LESSEE AS SUITABLE FOR ITS PURPOSE, AND THIS LEASE IS INTENDED TO QUALIFY AS A FINANCE LEASE AS THAT TERM IS USED IN ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE. LESSEE UNDERSTANDS AND AGREES THAT NEITHER THE SUPPLIER NOR ANY SALES PERSON OR OTHER AGENT OF THE SUPPLIER IS LESSOR'S AGENT. NO SALES PERSON OR AGENT OF THE SUPPLIER IS AUTHORIZED TO WAIVE OR ALTER ANY TERMS OR CONDITIONS OF THIS LEASE, AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE SUPPLIER SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR ANY OTHER OBLIGATION UNDER THIS LEASE.

4. ADDITIONAL PROVISIONS:

   Cost of Collections. In the event of default, you agree to pay all costs of collection including reasonable attorney's fees.

     See reverse side for additional terms and conditions which are a part of this lease, INCLUDING CLAUSES 5, 15, AND 19, WHICH PROHIBIT ANY TRANSFER
  OF LESSEE'S INTEREST UNDER THIS LEASE AND MAKE TRANSFER AN EVENT OF DEFAULT.
--------------------------------------------------------------------------------

                             UNCONDITIONAL GUARANTY

FOR VALUE RECEIVED, and in consideration of and as an inducement to Lessor to enter into this lease, the undersigned "Guarantors," whether one or more, jointly or severally, unconditionally, irrevocably and absolutely guarantee payment by Lessee of all monies due or to become due under this Lease and any renewals of this Lease. The provisions on the reverse side of this form designated as "Additional Guaranty Provisions" are incorporated as reference as if they were fully set out at this point.

[SIG]                                                Date      3/26/97
--------------------------------------------------------------------------------
Guarantor's Signature (An Individual)


[SIG]                                                Date      3/26/97
--------------------------------------------------------------------------------
Guarantor's Signature (An Individual)


                                                     Date
--------------------------------------------------------------------------------
Guarantor's Signature (An Individual)


                                                     Date
--------------------------------------------------------------------------------
Guarantor's Signature (An Individual)


[SIG]
--------------------------------------------------------------------------------
Witness Signature

DARLENE LAMB
--------------------------------------------------------------------------------
Name of Witness (Please Print)

[Street Address]
--------------------------------------------------------------------------------
Street Address                                       State

[City, State, Zip Code]

--------------------------------------------------------------------------------

THIS LEASE AND THE OTHER EVIDENCES OF THIS OBLIGATION ARE THE FINAL EXPRESSION OF THE PARTIES' AGREEMENT AND CANNOT BE CANCELLED, RESCINDED, TERMINATED OR MODIFIED AFTER ACCEPTANCE OF THE LEASED EQUIPMENT BY LESSEE EXCEPT BY A WRITING SIGNED BY LESSOR AND LESSEE, NOR CAN THEY BE CONTRADICTED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS ORAL AGREEMENT. THE PARTIES AFFIRM THAT NO UNWRITTEN ORAL AGREEMENT BETWEEN THEM EXISTS. ANY ADDITIONAL NONSTANDARD TERMS ARE INCLUDED IN A SEPARATE RIDER ATTACHED TO THE LEASE.

The undersigned Lessee agrees to all terms and conditions set forth in this lease and on the reverse side.


LESSEE:  Commercial Capital Corporation
       -------------------------------------------------------------------------
                          (Print Complete Legal Name)

SIGNED   [SIG]
       -------------------------------------------------------------------------
                             (Authorized Signature)

DATE    3/26/97                                      TITLE  President
     ---------------------------------------------------------------------------


SIGNED
       -------------------------------------------------------------------------
                             (Authorized Signature)

DATE                                                 TITLE
     ---------------------------------------------------------------------------


                              ACCEPTANCE BY LESSOR

LESSOR:  Medicall Marketing, Inc.
       -------------------------------------------------------------------------
                          (Print Complete Legal Name)

SIGNED   [SIG]
       -------------------------------------------------------------------------
                             (Authorized Signature)

DATE    3-26-97                                      TITLE  VP
     ---------------------------------------------------------------------------

                                 LEASE ORIGINAL

    Real Estate Board                                      This is a legally
 of Kansas City, Missouri                                  binding contract.
Approved by Legal Counsel                                  If not understood,
                                                         seek competent advice.


                                 [REALTOR LOGO]


                   COMMERCIAL AND INDUSTRIAL LEASE AGREEMENT

THIS LEASE is made this 1st day of November, 1996, between

James R. Neese and Teri Neese, LESSOR, and

Commercial Capital Corporation
7920 State Line Suite 101
Prairie Village, KS 66208, LESSEE.

        LESSOR hereby leases to LESSEE, and LESSEE hereby leases from LESSOR, the following described premises, hereinafter referred to as "the premises," in the City of Prairie Village, County of Johnson, State of Kansas, to wit; Office Space in a Commercial Building located at 7920 State Line Road Prairie Village, Kansas, as highlighted on attached exhibit "A".

to be used only for Business Purposes Only for a term of Five (5) years and 0 months, beginning on the 1st day of November, 1996, and ending on the 31st day of October, 2001 for which LESSEE agrees to pay to LESSOR a total of Ninety-seven thousand two hundred DOLLARS ($97,200.00), as rent, in monthly installments, each due and payable on the first day of each and every month of the term hereof, in advance, as follows:

$1620.00 Monthly payable on or before the first day of each month.

at 7920 State Line Suite 101
or at such other place as LESSOR may designate from time to time in writing.

    Real Estate Board                                      This is a legally
 of Kansas City, Missouri                                  binding contract.
approved by Legal Counsel                                  If not understood,
                                                         seek competent advice.

                                 [REALTOR LOGO]


                   COMMERCIAL AND INDUSTRIAL LEASE AGREEMENT

THIS LEASE is made this 1st day of November, 1996, between

James R. Neese and Teri Neese, LESSOR, and

Commercial Capital Corporation
Broker Services
7920 State Line Suite 200
Prairie Village, KS 66208, LESSEE.

        LESSOR hereby leases to LESSEE, and LESSEE hereby leases from LESSOR, the following described premises, hereinafter referred to as "the premises," in the City of Prairie Village, County of Johnson, State of Kansas, to wit; Office Space in a Commercial Building located at 7920 State Line Suite 200 Prairie Village, KS as highlighted on attached exhibit "A"

to be used only for Business Purposes Only for a term of Five (5) years and 0 months, beginning of the 1st day of November, 1996, and ending on the 31st day of October, 2001 for which LESSEE agrees to pay to LESSOR a total of Eighty-four Thousand & 00/100 DOLLARS ($84,000.00), as rent, in monthly installments, each due and payable on the first day of each and every month of the term hereof, in advance, as follows:

$1400.00 Monthly payable on or before the first day of each month.

at 7920 State Line Suite 101
or at such other place as LESSOR may designate from time to time in writing.

                                  EXHIBIT 4.8


                              FINANCIAL STATEMENTS
                              --------------------

                                  EXHIBIT 4.9

                                   LITIGATION


LOMA VISTA ASSEMBLY OF GOD CHURCH V. COMMERCIAL CAPITAL CORPORATION.

Loma Vista Assembly of God Church has sued Commercial Capital Corporation, Case No. CV96-20553 filed in the Circuit Court of Jackson County, Missouri on September 3, 1996, for damages allegedly sustained as a result of Commercial Capital Corporation leasing an automobile to the church which automobile had been wrecked and repaired prior to the parties entering into the lease agreement. On May 6, 1997, the parties agreed to settle this case on the basis following:

        (a) Payment by Commercial Capital Corporation to Loma Vista Assembly of God in the amount of $30,000.00

        (b) Return of the leased vehicle to Commercial Capital Corporation subject to existing lease obligation which has been assigned to a local bank.

Settlement documents are being prepared.

                                 PROMISSORY NOTE

$____________                                                 Tacoma, Washington

                                                                    June 2, 1997

      1. Promise To Pay. FOR VALUE RECEIVED, T&W FUNDING COMPANY VI, L.L.C., a Delaware limited liability company (hereinafter "Maker") promises to pay to COMMERCIAL CAPITAL CORPORATION, a Kansas corporation (the "Holder") or order at ______________________________ ________________, Kansas, ____________, or at
such other place as may be designated by the Holder hereof from time to time, the principal sum of ________________________ 00/100 DOLLARS ($_______), with interest from ___________, 1997, on the terms and conditions set forth herein.

      Maker and Holder acknowledge and agree that the principal amount of this Promissory Note, as finally adjusted, shall equal the deferred portion of the purchase price set forth in the Asset Purchase Agreement dated as of June 2, 1997 entered into between Maker and Holder (the "Agreement"). The principal amount of the Promissory Note set forth above is temporary only and is based on the unaudited financial statements of Commercial Capital Corporation as of April 30, 1997. As soon as practicable, post-closing adjustments shall be made to the purchase price under the Agreement in order to reflect the change in the total shareholders' equity of Commercial Capital Corporation from April 30, 1997 to the actual closing date of the Agreement. The principal amount of this Promissory Note shall then be adjusted accordingly.

      2. Interest Rate. The rate of interest on the unpaid principal balance of this Promissory Note shall be eight percent (8%).

      3. Payment. Maker shall make forty (40) equal quarterly payments of _______________________/100 ($_______) commencing July 1, 1997 and continuing on the 1st day of each calendar quarter thereafter. Maker agrees to pay interest on the declining principal balance at the rate set forth in Paragraph 2 hereof, which interest shall be deducted from each quarterly installment and the balance applied in reduction of principal. On the one-year anniversary date of the effective date of T&W Financial Corporation's initial public offering, Maker shall make an additional payment to Holder equal to fifteen percent (15%) of the original purchase price as set forth in the Agreement. The parties shall then prepare a new amortization schedule in order to reflect the additional principal


Promissory Note                    Page 1
payment.

      4. Late Charge. If any quarterly payment is not made within fifteen (15) days of the date it is due, Holder may assess a late charge equal to FIVE HUNDRED AND 00/100 DOLLARS ($500) to defray the expenses incident to such delay. Payment of the late charge shall be a condition to curing any default. This provision for a late charge is not permission to make a late payment.

      5. Prepayment. This Promissory Note may be prepaid either in whole or in part at any time without penalty.

      6. Default Interest. This Promissory Note shall bear interest at the rate of twelve percent (12%) per annum thirty (30) days after any installment called for herein is not paid when due or after maturity.

      7. Acceleration. In the event any payments required by this Promissory Note are not paid when due, the whole sum of both principal and interest shall become due and payable at once without further notice at the option of Holder. In the event of the death of Neese or Rice, a portion of the principal balance and interest shall become due and payable at once without further notice at the option of the holder as determined below:

            a.    Death of Neese. Payable to or for the benefit of the estate of
                  Neese: One-half of the amounts payable to Commercial Capital Corporation and all of the amounts payable to Neese.

            b.    Death of Rice. Payable to or for the benefit of the estate of
                  Rice: One-half of the amounts payable to Commercial Capital Corporation and all of the amounts payable to Rice.

      8. Attorneys' Fees. In the event this Promissory Note is placed in the hands of an attorney for collection or if suit shall be brought to collect any of the principal or interest of this Promissory Note, Maker shall pay reasonable attorneys' fees in addition to all costs of collection and expenses of suit.

      9. Waiver of Presentment. Presentation for payment, notice of dishonor, protest, and notice of protest are hereby waived.

Promissory Note                    Page 2

      10. Nonwaiver. Failure to exercise any right or option of Holder shall not constitute a waiver of the right to exercise such right or option if Maker is in default hereunder.

      11. Security of Promissory Note. This Promissory Note shall be secured by an Unconditional Guaranty executed by T & W Financial Corporation, Michael A. Price and Katherine M. Price, husband and wife, Thomas W. Price and Patricia A. Price, husband and wife, Kenneth W. McCarthy, Jr. and Carol L. McCarthy, husband and wife and Paul B. Luke. Reference is made to such Unconditional Guaranty for further rights of Holder.

      12. Collection Expenses. Maker agrees to reimburse Holder on demand for all legal fees and other costs and expenses incurred in collecting or enforcing this Note, together with interest at the default rate specified in paragraph 6 above. Without limitation such shall include fees, costs and expenses incurred with or without suit and in any appeal, any proceedings under any present or future Federal Bankruptcy Act or state receivership, in any post judgment collection proceedings. Payment of such fees, costs, expenses and interest shall be a condition precedent to the curing of any default or the satisfaction of this Promissory Note.

      13. Governing Law, Venue and Jurisdiction. This Note shall be construed, enforced and otherwise governed by the laws of the State of Kansas. In the event any action shall be brought by any party to this Promissory Note, such action shall be brought in the District Court of the State of Kansas for Johnson County and all parties consent to the jurisdiction of such court as to all such actions.

      14. Notices. All notices, demands, requests, consents, approvals, and other instruments required or permitted to be given pursuant to the terms of this Promissory Note shall be in writing and shall be deemed to have been properly given if sent by registered or certified mail, postage prepaid, return receipt requested, to the addresses set forth below:

            (a) To Maker:  T&W Funding Company VI, L.L.C.
                           c/o Michael A. Price
                           P.O. Box 3028
                           Federal Way, WA 98063

            (b) To Holder: Commercial Capital Corporation
                           c/o James Neese
                           7920 State Line Rd., Ste. 101
                           Prairie Village, KS 66208


Promissory Note                    Page 3

Provided, however, that such address may be changed upon five (5) days' written notice thereof similarly given to the other party. Such notice, demand, request, consent, approval, and other instrument shall have been deemed to have been served on the third (3rd) day following the date of mailing.

                                   MAKER:
                                   T & W FUNDING COMPANY VI, L.L.C.


                                   ________________________________________
                                   By: Michael A. Price, Member


Promissory Note                    Page 4

                             UNCONDITIONAL GUARANTY

      This Unconditional Guaranty is made and entered into as of June 2, 1997 by MICHAEL A. PRICE and KATHERINE M. PRICE, husband and wife, THOMAS W. PRICE and PATRICIA A. PRICE, husband and wife, KENNETH W. McCARTHY, JR. And CAROL L. McCARTHY, husband and wife, PAUL B. LUKE and T & W FINANCIAL CORPORATION (all collectively referred to as "Guarantor") in favor of COMMERCIAL CAPITAL CORPORATION, JAMES NEESE and LARRY RICE, individually (collectively referred to as "Seller").

                                   BACKGROUND

      Commercial Capital Corporation, as Seller, has entered into an Asset Purchase Agreement (the "Agreement"), Promissory Notes (the "Notes") and Security Agreement ("Security Agreement") all dated as of June 2, 1997 (the "Agreements") with T & W FUNDING COMPANY VI, L.L.C. (the "Purchaser"). Guarantor has a financial interest in Purchaser, and it is to Guarantor's benefit that Seller enter into the Agreements with Purchaser. Guarantor acknowledges that Seller would be unwilling to enter into the Agreements without the following unconditional guaranty, and that Seller is relying upon Guarantor's guaranty in entering in the Agreement.

                                    AGREEMENT

      NOW, THEREFORE, in order to induce Seller to enter into the Agreement, and for other good and valuable consideration, the parties agree as follows:

      1. Guarantor unconditionally guarantees the timely, faithful and full performance by Purchaser of all terms and conditions of the Agreement, Notes and Security Agreement. In the event of default by Purchaser, or failure to faithfully perform any of the terms or conditions required of Purchaser under the Agreements, or in the event of failure of Purchaser to make any or all payments of money required of it under the Agreements, Guarantor unconditionally promises to pay Seller, in lawful money


Unconditional Guaranty             Page 1
of the United States, all sums at any time due and payable under the Agreements, plus costs of collection, including reasonable attorneys fees. The obligations of each of the undersigned individuals signing as Guarantor shall be joint and several.

      2. The obligations of Guarantor hereunder are independent of the obligations of Purchaser under the Agreement, and a separate action or actions may be brought against Guarantor, whether action is brought against Purchaser or whether Purchaser be joined in any action or actions, the liability of Guarantor hereunder being primary. Guarantor hereby waives the benefit of any suretyship defenses affecting its liability hereunder or by enforcement thereof.

      3. Guarantor authorizes Seller, without notice or demand, and without affecting Guarantor's liability hereunder, from time to time to extend, accelerate, or otherwise change the payment terms, or other terms, of the Agreements or any part thereof.

      4. Guarantor waives any defense arising by reason of any defense of Purchaser, or by reason of the cessation, from any cause whatsoever, or the liability of Purchaser under the Agreement. Guarantor waives any and all demands for performance, notices of nonperformance or default, and notices of cancellation or forfeiture. Seller may apply all proceeds received from Purchaser, or others, to such part of Purchaser's indebtedness as Seller may deem appropriate without consulting Guarantor and without prejudice to or in any way limiting or lessening the liability of Guarantor under this Guaranty.

      5. This instrument constitutes the entire agreement between Seller and Guarantor. No oral or written representation not contained herein shall in any way affect this Guaranty, which shall not be modified except by the parties in writing. Waiver by Seller of any provision hereof in one instance shall not constitute a waiver as to any other instance.

      6. This Guaranty shall be governed by the internal laws of the State of Kansas without regard to choice of law principles.

      7. Guarantor and Seller irrevocably submit to the jurisdiction of the Johnson County District, State of Kansas in any action or proceeding arising out of or relating to this Guaranty, and agree that all claims in respect of such action or proceeding shall be heard and determined only in Johnson County District Court, State of Kansas.

      8. The undersigned individuals warrant and represent that


Unconditional Guaranty              Page 2
they are financially interested in Purchaser.

           DATED as of the day and year first written above.

GUARANTOR:

______________________________          ______________________________
Michael A. Price                        Katherine M. Price


______________________________          ______________________________
Thomas W. Price                         Patricia A. Price


______________________________          ______________________________
Kenneth W. McCarthy, Jr.                Carol L. McCarthy


______________________________
Paul B. Luke

T & W FINANCIAL CORPORATION


______________________________
By:   Thomas W. Price, President


Unconditional Guaranty           Page 3

                               SECURITY AGREEMENT

     THE UNDERSIGNED, T&W FUNDING COMPANY VI, L.L.C., a Delaware limited liability company, (hereinafter called "Debtor"), with its principal place of business being 6416 Pacific Highway East, Tacoma, Washington 98424, hereby grants COMMERCIAL CAPITAL CORPORATION, JAMES NEESE and LARRY RICE, individually, at ________________________, _____________, ________, (hereinafter collectively referred to as "Secured Party"), a security interest in the personal property described on the attached Exhibit A, together with all increases therein, all added and substituted parts and equipment, tools, parts, accessories, supplies and improvements therefor, all property of a similar nature hereafter acquired by Debtor in any of the categories herein described, together with all cash and non-cash proceeds of all such property. All of said property is hereinafter referred to as the "Property."

      This Security Agreement is effective as of January 1, 1997 and is given to secure the payment and performance of all indebtedness and obligations of Debtor to Secured Party presently existing and hereafter arising, direct or indirect, and interest thereon. Regardless of the adequacy of any security which the Secured Party may at any time hold hereunder, and regardless of the adequacy of any other security which Secured Party may obtain at any of its offices from Debtor in connection with any other transactions, any deposits or other moneys owing from Secured Party at any of its offices to Debtor shall (as collateral in the possession of Secured Party) constitute additional security for, and may be set off against, obligations secured hereby even though said obligations may not then be due. When more than one person is the Debtor they shall be jointly and severally liable.

DEBTOR HEREBY REPRESENTS, COVENANTS AND AGREES WITH SECURED PARTY AS FOLLOWS:

      1. USE OF PROPERTY: Debtor agrees to comply with any governmental regulation affecting the use of the property and will not waste, injure nor destroy the property, nor use nor permit the use of the property in any unlawful manner. Debtor represents and agrees that the primary use of the property is and will be for business use.

      2. DEBTOR AND COLLATERAL LOCATION: The address appearing next to Debtor's signature below is the address of Debtor. Debtor will give Secured Party prior written notice of any change in Debtor's chief executive office and of any change in collateral location.

Security Agreement                 Page 1

      3. FIXTURES: If any of the property is to be or has been attached to real estate, the legal description of the real estate is attached hereto, marked Exhibit "B", and by this reference incorporated herein.

      4. OWNERSHIP AND LIENS: Debtor owns the property and the same is free and clear of all security interests and encumbrances of every nature except those of the Seller disclosed in the Asset Purchase Agreement of even date herewith. Debtor will not create nor permit the existence of any lien or security interest other than that created hereby on the property without the written consent of Secured Party. Any certificate of title now or hereafter existing on any of the property will be delivered to Secured Party and will recite the interest of Secured Party.

      5. TAXES: Debtor will pay before delinquency all taxes or other governmental charges that are or may become a lien or charge on the property and will pay any tax which may be levied on any obligation secured hereby.

      6. REPAIRS AND INSPECTION: Debtor will keep the property in good repair. Secured Party may inspect the property at reasonable times and intervals and may for this purpose enter the premises upon which the property is located.

      7. EXPENSES INCURRED BY SECURED PARTY: Secured Party is not required to, but may at its option, pay any tax or other charge or expense payable by Debtor and any filing or recording fees and any amounts so paid shall be repayable by Debtor upon demand. Debtor will also repay upon demand all of Secured Party's expenses incurred in collecting, insuring, conserving or protecting the collateral or in any inventories, audits, inspections or other examination by Secured Party in respect of the collateral. All such sums shall bear interests at the rate of 12% per annum from the date of payment by the Secured Party until repaid by Debtor and such sums and interest thereon shall be secured hereby. The rights granted by this paragraph are not a waiver of any other rights of Secured Party arising from breach of any of Debtor's covenants.

      8. WAIVERS: This Security Agreement shall not be qualified or supplemented by course of dealing. No waiver or modification by Secured Party of any of the terms or conditions hereof shall be effective unless in writing signed by Secured Party. No waiver nor indulgence by Secured Party as to any required performance by Debtor shall constitute a waiver as to any subsequent required performance or other obligations of Debtor hereunder. Debtor


Security Agreement                 Page 2
hereby waives any counter claims or defense hereunder against any assignee for value.

      9. DEFAULT: Time is of the essence in this Security Agreement, and in any of the following events, hereinafter called "Events of Default," to-wit:

            a. Any failure to pay when due the full amount of any payment of principal, interest, taxes, insurance premiums or other charges which are or may be secured hereby; or

            b. Any failure to perform as required by any covenant or agreement herein; or

            c. The falsity of any representation by Debtor herein or in any credit application or financial statement given by Debtor to Secured Party as a basis for any extension of credit secured hereby; or

            d. If the property should be seized or levied upon under any legal or governmental process against Debtor or against the property; or

            e. If Debtor becomes insolvent or is the subject of a petition in bankruptcy either voluntary or involuntary, or in any other proceeding under the federal bankruptcy laws; or makes an assignment for the benefit of creditors; or if Debtor is named in or the property is subjected to a suit for the appointment of a receiver; or

            f. Loss, substantial damage to, or destruction of any portion of the property; or

            g. Entry of any judgment against Debtor; or

            h. Dissolution or liquidation of Debtor.

      Then and in any of such events of default, the entire amount of indebtedness secured hereby shall then or at any time thereafter, at the option of Secured Party, become immediately due and payable without notice or demand, and Secured Party shall have an immediate right to pursue the remedies set forth in this Security Agreement.

      10. REMEDIES: In the event of a default hereunder, Secured Party shall have all remedies provided by law; and without limiting the generality of the foregoing, shall be entitled as follows:


Security Agreement                 Page 3

            a. Debtor agrees to put Secured Party in possession of the property on demand; and

            b. Secured Party is authorized to enter any premises where the property is situated and take possession of said property without notice or demand and without legal proceedings; and to give direct notice to all advertisers of the exercise of the rights under this Security Agreement by Second Party; and

            c. At the request of Secured Party, Debtor will assemble the property and make it available to Secured Party at a place designated by Secured Party which is reasonably convenient to both parties; and

            d. Debtor agrees that a period of thirty (30) days from the time notice is sent, by first-class mail or otherwise, shall be a reasonable period of notification of a sale or other disposition of the property; and

            e. Debtor agrees that any notice or other communication by Secured Party to Debtor shall be sent to the address of the debtor stated herein; and

            f. Debtor agrees to pay on demand the amount of all expenses reasonably incurred by Secured Party in protecting or realizing on the property. In the event that this Security Agreement or any obligation secured by it is referred to an attorney for protecting or defending the priority of Secured Party's interest or for collection or realization procedures, Debtor agrees to pay a reasonable attorney's fee, including fees incurred in both trial and appellate courts, or fees incurred without suit, and expenses of title search and all court costs and costs of public officials. The sums agreed to be paid in this subparagraph shall be secured hereby; and

      9. If Secured Party disposes of the property, Debtor agrees to pay any deficiency remaining after application of the net proceeds to any indebtedness secured hereby.

      11. INSURANCE: Debtor will keep the property continuously insured by an insurer approved by Secured Party against fire, theft and other hazards designated at any time by Secured Party, in an amount equal to the full insurable value thereof or to all sums secured hereby, with such form of loss payable clause as designated by and in favor of Secured Party, and will deliver the policies and receipts showing payment of premiums to the Secured Party. In the event of loss, Secured Party shall have full power to collect any and all insurance upon the property and to apply the same at its option to any obligation secured hereby, whether


Security Agreement                 Page 4

Secured Party, Debtor will not remove the property from the State of Kansas, and Debtor will not sell nor lease the property or any interest therein.

      13. APPLICABLE LAW: This security agreement shall be governed by the laws of the State of Kansas.

      DATED as of the day and year first written above.

                              T & W FUNDING COMPANY VI, L.L.C.


                              By:______________________________
                              Michael A. Price, Member

                              Address:

                              7920 State Line, Ste. 101
                              Prairie Village, KS 66208


Security Agreement                 Page 5

                         COMMERCIAL CAPITAL CORPORATION
                                     5/30/97
                               Physical Inventory

Jim Neese Office                         Larry McMillan/Storage Room

1 Executive Chair                        1 Executive Chair
2 Side Chairs                            1 Wood Desk
1 Built-in Desk                          3 Wood Bookcases
1 Credenza W/Bookcase
1 Computer Table                         Misc.
                                         1 4 Drawer Lateral File
                                         1 Table/2 Chair Kitchen Set
Hallway Lower Level                      1 Mail Scale
                                         1 Microwave
2 Drawer    111                          1 Refrigerator
3 Drawer    111                          1 Meridian Phone System/Voice Mail
4 Drawer    1111
5 Drawer    111                          Darlene Lamb/Sales Support
                                              Kendal and Cassy

Copy Room Lower Level                    3 Side Chairs
                                         2 Cannon AP 550 Typewriters
1 Computer Table                         1 Brother WP 1700 Typewriter
1 Wood table on Rollers                  3 Built-In Workstations
1 Pitney Bowes 5600 Mail Machine           3 Side Drawers, 4 Overheads
1 Toshiba Model BD 92930 Copier          1 HP Desk Jet 540
                                         1 486 Computer
                                         1 LaserJet 2D HP
Larry Rice Office                        1 486 Computer
                                         1 HP 500 Printer
2 Side Chairs                            1 PC 486
1 Leather Executive Chair                1 HP Office Fox
1 Two Drawer File Cabinet                1 HP Office Fax
1 Credenza / Desk

Mike Cohen Office Lower Level            Front Office Lower Level

1 Executive Chair                        1 486 PC
1 Side Chair                             1 Built-in Workstation
1 Small Wood Desk                        1 Wood Desk
1 Wood Computer Table                    2 Side Chairs
1 1146 CM Typewriter
1 Metal Typewriter Table

                         COMMERCIAL CAPITAL CORPORATION
                                     5/30/97

Upper Level Offices                      Jim Bradford

Joe Flannery Office                      1 Side Chair
                                         1 Exec Chair
1 Executive Desk Wood                    1 Lateral File 2 Drawer
1 Executive Chair
1 Credenza                               Mark Boylan
2 Side Chairs
1 PC 486                                 1 Workstation
1 PC Server                              1 Executive Chair
1 HP LaserJet                            1 Side Chair
                                         1 Lateral 2 drawer file

Brenda

1 Executive Desk Wood                    Copy Room
1 486 PC                                 1 AB Dick Zerox 1065
1 TI Printer                             1 Cannon 550 Typewriter
1 Sec Chair                              1 Workstation
1 Side Chair
1 Fax Savin W/Desk Stand                 Conference Room
1 2 Drawer lateral file                  9 Conference Chairs
                                         1 Conference Table
Kitchen                                  1 486 PC

1 48" Round Table                        Renee Hayes Office
2 Side Chairs                            1 Desk/Credenza
                                         3 File Cabinets
Jim Loveland                             1 File Server
                                         1 Paymaster
1 Workstation
1 486 PC                                 Workstation /Accounting
1 Sec Chair                              Built-In Workstation
1 HP Printer                             1 486 PC

Carl Nicholson
1 Executive Desk/Credenza
1 486 PC
1 Executive Chair
2 Side Chairs

                     EMPLOYMENT AND NONCOMPETITION AGREEMENT

      THIS AGREEMENT is entered into effective as of June 2, 1997, between JAMES NEESE (herein referred to as "Employee") and T & W FINANCIAL CORPORATION, a Washington corporation (herein referred to as "T&W").

      In consideration of the mutual covenants herein contained, the parties agree as follows:

1.    EMPLOYMENT.

      T&W employs Employee and Employee accepts employment effective as of the effective date of this Agreement upon the following terms and conditions.

2.    TERM OF EMPLOYMENT.

      Employment under this Agreement shall be for a period of six (6) years commencing on the effective date of this Agreement and terminating on the earlier to occur of the following:

      (a)   June 1, 2003;

      (b)   Employee's death;

      (c) at the option of T&W upon thirty (30) days prior written notice to Employee in the event of the inability of Employee to perform his duties hereunder by reason of injury or illness incapacitating Employee for a continuous period exceeding one hundred eighty (180) days;

      (d) upon the termination of Employee's employment by the Board of Directors of T&W for cause in accordance with Section 10.1; or

      (e)   upon Employee voluntarily terminating employment in accordance with
            Section 10.2.

      At the expiration of the initial term of this Agreement, this Agreement shall be automatically renewed for two (2) succeeding terms of two (2) years each, unless either party


Employment and
Noncompetition Agreement           Page l
shall, at least sixty (60) days prior to the expiration of the initial term, or any extended term, give written notice of that party's intention not to renew this Agreement.

      2.2 T&W's Personnel Policies. T&W has implemented and adopted a Policy and Procedure Manual which contains general policies regarding dress and grooming, attendance and work rules and regulations. Employee acknowledges that he has received a copy of T&W's Policy and Procedure Manual and agrees to follow all rules therein pertaining to Employee's employment at T&W. HOWEVER, THE POLICY AND PROCEDURE MANUAL MAY BE MODIFIED BY T&W AT ANY TIME WITHOUT NOTICE AND ANYTHING CONTAINED IN THE MANUAL, OR ANY MODIFICATION TO THE MANUAL, SHALL NOT CONSTITUTE A MODIFICATION OF THIS AGREEMENT. In the event of a conflict between this Agreement and the Policy and Procedure Manual, this Agreement controls.

3.    DUTIES AND EXTENT OF SERVICES.

      3.1 Employee's principal duties on behalf of T&W at the effective date of this Agreement shall be to perform sales and marketing services at T&W's Prairie Village location.

      3.2 Employee will devote substantially his entire time and attention to the business of T&W, and shall not, during such employment, engage in any other business activity which interferes with Employee's duties and responsibilities under this Agreement. Employee shall not directly or indirectly engage or participate in any activities at any time during the term of this Agreement in conflict with the best interest of T&W.

4.    COMPENSATION.

      In addition to other benefits referred to herein, T&W shall pay Employee for all services rendered by Employee under this Agreement a salary of $14,583.33 per month. Employee's salary shall be paid in semi-monthly installments on the 15th and last day of each month, commencing on June 15, 1997 and shall be subject to normal payroll withholding. Unless changed by agreement of the parties, the annual salary to Employee shall remain the same as provided herein. Employee's annual salary shall be subject to annual review and may be increased but shall not be decreased.


Employment and
Noncompetition Agreement           Page 2

5.      STOCK OPTIONS.

        In consideration for entering into this Agreement, and in the event that T&W completes an initial public offering of its common stock, T&W shall grant Employee an option to purchase shares of common stock of T&W in an amount equal to one percent (1%) of the issued and outstanding shares of stock in T&W as of the effective date of the initial public offering at a per share price equal to the initial public offering price. Under the terms of such option, the option shall vest ratably over a five-year period (i.e., at the rate of twenty percent (20%) per year), so that the option shall be fully exercisable five (5) years from the date of the grant. The other terms and conditions of the option shall be set forth in a Stock Option Plan to be adopted by T&W prior to the completion of the initial public offering.

6.      ADDITIONAL BENEFITS.

        T&W agrees at all times during Employee's employment to provide and maintain for Employee, and Employee shall be entitled to participate in, all fringe benefits in effect which are available for salaried employees of the T&W or as introduced by T&W during Employee's employment. To the extent that it has the right to do so with its other salaried employees, T&W reserves the right to modify, suspend or discontinue any or all of such benefits at any time. In addition to the compensation provided in Section 4, Employee shall have the following additional benefits during the term herein.

        6.1 QUARTERLY BONUS. In addition to the salary described above, Employee shall be entitled to receive a bonus through participation in T&W's return on equity ("ROE") incentive program (the "ROE Program"). Employee shall receive twenty-five percent (25%) of any ROE in excess of twenty-five percent (25%) on an annual pre-tax basis relative to beginning acquisition equity of $__________. The operation of the ROE Program is illustrated on the attached Exhibit "A." The bonus shall be paid to Employee every April 30, July 30, October 30, and January 30 during the term of this Agreement. The bonus payable on July 30, 1997 shall be calculated for the initial period beginning January 1, 1997, but prorated as of June 1, 1997. In the event that a major recapitalization of T&W occurs, the ROE Program will be restructured to produce a basically equivalent incentive bonus program.



Employment and
Noncompetition Agreement             Page 3

        6.2 EXPENSES. T&W will reimburse Employee for or pay for Employee all reasonable and necessary business related expenses incurred by him in carrying out his duties and responsibilities under this Agreement. The Employee shall present to T&W from time to time an itemized account of such expenses in such form as may be required by T&W.

        6.3 CLUB DUES. T&W will reimburse Employee for or pay for Employee social or athletic club dues as it relates to business purposes of T&W.

7. NONCOMPETITION/NONDISCLOSURE.

        As a condition of employment with T&W, and in consideration of continuing employment, the compensation of Employee by T&W during the term of this Agreement, the use and enjoyment by Employee of T&W's facilities and equipment, the ongoing disclosure to Employee of T&W's confidential and proprietary information, the opportunity for Employee to serve T&W's customers, and the mutual covenants contained herein, T&W and Employee recognize and agree as follows:

                (a) Confidential Information. Employee recognizes and acknowledges that during the course of his employment hereunder, he will have access to certain information not generally known to the public, relating to products, sales, services or business of T&W, which may include without limitation data, programs, customer or contact lists, contact with T&W's customers, acquisition of information as to the nature and character of the business and the names and requirements of the customers, prospects or projections, techniques, processes, research, work in process, intellectual property, including but not limited to any patents, trademarks, service marks, copyrights, ideas, creations, and properties invented, created, written, developed, furnished, produced, or disclosed by Employee, in the course of rendering services to T&W except for items in the public domain or items obtained by Employee from third parties not affiliated with T&W (collectively the "Confidential Information").

                (b) Possession. Employee agrees that upon request by T&W, and in any event upon termination of employment, except for items in the public domain or items obtained by Employee from third parties not affiliated with T&W, Employee shall turn over to T&W all documents, notes, papers, data, files, customer lists, office supplies or other materials or work product in Employee's possession or under his control which were created pursuant to,



Employment and
Noncompetition Agreement             Page 4
or connected with or derived from Employee's services to T&W, or which are related in any manner to T&W's business activities, whether or not such materials are at the date of this Agreement in Employee's possession.

                (c) Non-Disclosure of Confidential Information. Employee agrees that for and during the entire time he is employed by T&W, any Confidential Information shall be considered and kept as private and privileged records of T&W and will not be divulged to any person or entity. Further, upon termination of this Agreement for any reason, Employee agrees that he will continue to treat as private and privileged any Confidential Information and will not release any such Confidential Information to any person or entity, either by statement, disposition, or as a witness, except upon the issuance of a proper subpoena from a court of competent jurisdiction, and T&W shall be entitled to an injunction by any competent court to enjoin and restrain the unauthorized disclosure of such information. Employee hereby agrees to notify T&W of any request for such information, whether by subpoena or otherwise.

                (d) Covenant Not to Divulge Confidential Information. Employee further recognizes and acknowledges that because the goodwill of T&W's business is a valuable asset, and because the solicitation of T&W's customers by Employee after Employee has ceased to be employed by or associated with T&W will cause irreparable harm to the goodwill of T&W, T&W would not offer employment to Employee unless Employee assures that such solicitation would not occur. Employee therefore agrees and covenants that during Employee's employment by T&W and for a period of thirty-six (36) months after termination of such employment for any reason, Employee shall not disclose any Confidential Information about the business of T&W as presently conducted, or as it may evolve in the ordinary course of business between the date of this Agreement and the expiration of this covenant.

                (e) Non-Competition Agreement. Employee hereby agrees that, during the term of employment with T&W and for a period of thirty-six (36) months thereafter, Employee shall not, directly or indirectly, provide any competitor or potential competitor of T&W doing or planning to do business in the same business as T&W with any information relating in any way to T&W's Confidential Information. Employee agrees that he shall not, whether as an employee, agent, proprietor, partner, officer, director, member, shareholder, independent contractor, or in any other capacity whatsoever, and in any fashion in which he is



Employment and
Noncompetition Agreement             Page 5
beneficially interested, render any services or engage in any activities in the United States and Canada in the business of equipment leasing and related financial services, or in any business then competitive with the business of T&W, or any of its affiliated companies (collectively, the "Business"), during the term of employment with T&W and for a period of thirty-six (36) months after Employee leaves T&W's employment for any reason. Ownership of a state chartered or national bank is not prohibited. The period of time during which Employee is prohibited from engaging in certain activities pursuant to the terms of this section shall be extended by the length of time during which any such party is in breach of the terms of this section. Provided, however, if T&W defaults in payment of the Note evidencing T&W payment obligations to Seller, Shareholders or Employee given as part of the consideration under that certain Asset Purchase Agreement dated as of June 2, 1997 between T&W as "Purchaser" and Commercial Capital Corporation as "Seller," and at that time, Employee is no longer employed by T&W, then this Covenant Not-to-Compete shall be void and of no force or effect whatsoever.

                (f) Because of the difficulty in determining the magnitude of damages or potential damages to T&W in the event of solicitation of an existing customer of T&W, or competition in violation of this Agreement, Employee will pay to T&W liquidated damages equal to the net income Employee derives in noncompliance with this noncompetition provision. Such liquidated damages shall be due immediately upon the rendering of the prohibited activity or services and shall bear interest at the rate of twelve percent (12%) per annum thereafter.

8. REASONABLENESS OF RESTRICTIONS.

        8.1 T&W and Employee agree and stipulate that the agreements and covenants contained in this Agreement, including the covenant not to divulge Confidential Information, is fair and reasonable for the protection of T&W's Confidential Information, goodwill and other protectable interests, in light of all the facts and circumstances of the relationship between Employee and T&W. In the event a court of competent jurisdiction should decline to enforce any provision of this Agreement, such provision shall be deemed to be modified or eliminated as required by the court's order, but all remaining provisions shall remain in full force and effect.

        8.2 Employee further acknowledges, agrees and stipulates that, in the event of the termination of employment with T&W,



Employment and
Noncompetition Agreement             Page 6

Employee's experience and capabilities are such that Employee can obtain employment in business activities which are of a different and non-competing nature with his activities as an employee of T&W, and that the enforcement of a remedy hereunder by way of injunction shall not prevent Employee from earning a reasonable livelihood.

9. INJUNCTIVE RELIEF.

        Employee acknowledges that disclosure of any Confidential Information or breach or threatened breach of any of the covenants or other agreements contained herein would give rise to irreparable injury to T&W or customers of T&W, which injury would be inadequately compensable in monetary damages. Accordingly, T&W may seek and obtain injunctive relief from the breach or threatened breach of any provision, requirement, or covenant of this Agreement, in addition to and not in limitation of any other legal remedies which may be available. Employee further acknowledges, agrees and stipulates that the covenants and agreements contained herein are necessary for the protection of T&W's legitimate business interests and are reasonable in scope and content. Any breach by Employee of this Agreement (specifically including the covenant not to compete) may cause irreparable injury to T&W. Upon breach or threatened breach, T&W may obtain temporary restraining orders, injunctions, or other equitable relief from a court in addition to, and not in lieu of, damages and any other available remedy.

10. TERMINATION.

        10.1 Termination by T&W for Cause. Without limiting in any way other provisions of this Agreement, Employee may be terminated for cause upon ten (10) days' prior written notice. In such event, Employee shall be entitled to compensation only to the date of such termination. For purposes of this Agreement, cause is defined as:

                (a) Conviction of Employee for any felony involving moral
                    turpitude, or the charging of Employee with any felony involving moral turpitude which results in a suspended sentence or deferred prosecution;

                (b) Fraud, embezzlement or conversion of T&W's property;

                (c) Employee's sexual harassment of T&W's employees if admitted by Employee in writing or determined by



Employment and
Noncompetition Agreement             Page 7
                    arbitration as provided below;

                (d) Engaging in competition with T&W during the period of
                    Employee's employment with T&W;

                (e) Material breach of this Agreement by Employee, if Employee fails to cease and desist from such conduct within the ten
                    (10) day notice period provided above; or

                (f) Divulging T&W trade secrets or other breach of
                    confidentiality.

        In the event T&W terminates Employee's employment for cause as provided for in this Section 10, and Employee disagrees with the T&W's determination that just cause for termination exists, then the Employee and T&W agree to seek a fair and prompt negotiated resolution. However, if this is not successful, the dispute shall be resolved by binding arbitration in accordance with arbitration procedures agreed to by Employee and T&W or, if they are unable to agree, by a court of competent jurisdiction.

        10.2 Termination by Employee Without Cause. Employee may terminate his employment by giving at least ninety (90) days' written notice to T&W.

        10.3 Termination by Employee With Cause. In the event that T&W defaults in any of its obligations to Employee under this Employment and Noncompetition Agreement, and T&W fails to cure such default within ten (10) days after receiving written notice thereof, Employee may terminate his employment and seek any damages available to Employee at law or in equity as a result of such breach with it being specifically understood and agreed that Employee shall be relieved from the non-competition provisions hereof.

11. MISCELLANEOUS.

        11.1 Assignment. This Agreement shall not be assignable by Employee.

        11.2 Amendment and/or Modification. Neither this Agreement nor any term or provision hereof, may be changed, waived, discharged, amended, modified or terminated orally, or in any manner other than by an instrument in writing signed by the parties hereto.



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


        11.3 Binding Effect. Subject to the restrictions on assignment described above, this Agreement shall be binding upon and inure to the benefit of the respective parties, their successors and assigns and Employee's heirs and personal representative.

        11.4 Section Headings. The section headings are for convenience only and in no way define, limit, extend or interpret the scope of this Agreement or of any particular paragraph hereof.

        11.5 Interpretation and Fair Construction of Contract. This Agreement has been reviewed and approved by each of the parties. Both T&W and Employee have received independent legal advice in connection with the negotiation, execution and performance of their respective obligations under this Agreement. In the event a court of competent jurisdiction determines that any provision of this Agreement is ambiguous, the language in all parts of this Agreement shall be construed as a whole according to its fair meaning and not strictly construed for nor against either party.

        11.6 Validity. If any term of this Agreement shall be determined by a court of competent jurisdiction to be invalid, illegal, or unenforceable, in whole or in part, the validity of any of the other terms of this Agreement shall not, in any way, be affected thereby.

        11.7 Variations in Pronouns. All pronouns include the masculine, feminine, neuter, singular and plural as the identification of persons, places or entities as the context may require.

        11.8 Waiver or Breach. Either party's failure to insist upon strict performance of any of the covenants and agreements herein contained, or to exercise any option or right herein conferred, in any one or more instances, shall not be construed to be a waiver or relinquishment of any such option or right, or of any other covenants or agreements, but the same shall be and remain in full force and effect.

        11.9 Notices. To be effective, any notice hereunder shall be in writing, delivered in person or mailed by certified or registered mail, postage prepaid, to the appropriate party or parties at the addresses set forth below their signature hereto, or to such other address as the parties may hereinafter designate.



Employment and
Noncompetition Agreement             Page 9

        11.10 Entire Agreement. This Agreement contains the entire agreement and understanding of the parties with respect to the entire subject matter hereof, and there are no representations, inducements, promises or agreements, oral or otherwise, not embodied herein. Any and all prior discussions, negotiations, commitments and understandings relating to the subject matter hereof are merged herein. There are no conditions precedent to the effectiveness of this Agreement other than as stated herein, and there are no related collateral agreement existing between the parties that are not referenced herein.

        11.11 Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Washington, regardless of the fact that Employee is now a resident of a different state. Venue of any dispute involving the interpretation or enforcement of this Agreement shall be in Johnson County, Kansas.

                                        EMPLOYER:


                                        _______________________________________
                                        James Neese

                                        Address: ______________________________
                                                 ______________________________


                                        T&W:

                                        T & W FINANCIAL CORPORATION


                                        By: ___________________________________
                                            Thomas W. Price, President

                                        Address: P.O. Box 3028
                                                 Federal Way, WA 98063




Employment and
Noncompetition Agreement             Page 10

                        EXHIBIT "A" (TYPICAL CALCULATION)

Sample Beginning Acquisition Equity                                        $5,500,000

Calculation of Pre-tax ROE:

Sample Income Statement:

Contract Income                                                                  xxxx

Residual Income                                                                  xxxx

*Gain on Sale of Portfolio
(Up to $20 Million Origination Dollars)                                          xxxx

Less: Operating Expenses

Direct Costs, Including Commissions (initial Direct Costs)                       xxxx

Provision for Bad Debts (1% of Equipment Originations)                           xxxx

Servicing Costs on Non-sold Portfolio (After 20 Million at .75%
of Equipment Originations)                                                       xxxx

Interest Expense on Non-sold Portfolio (After 20 Million)                        XXXX

Net Income Before Income Taxes (FN) A                                            xxxx

*Currently discounted at 9.25 if it comes to T&W, otherwise actual discounting income

(FN) A  Net Income Before Income Taxes
         Beginning Acquisition Equity        x 4 = y If y is 30% less 25% (Base Pre-tax ROE) = 5% x
                                                     Beginning Acquisition Equity divided by 4 x .50
                                                     x .50 is the Appropriate Bonus for Jim or Larry

Note:
Each Quarter, pre-tax income is added to beginning equity and the reference point changes, likewise average pre-tax equity.

Illustration of the calculation for the Return on Equity ("ROE") quarterly incentive bonus.

                        1992-1996 ROE AVERAGE CALCULATION

                            1992    39.2%
                            1993    26.0%
                            1994    36.4%    AVERAGE, 40.29%
                            1995    41.1%
                            1996    58.7% (Unaudited)

       1997 FIRST QUARTER EXAMPLE - EST. AVERAGE ROE = 58.7 (1996 AVERAGE)

                         OVERAGE/(UNDERAGE) CALCULATION

                        1997 Example First Quarter    58.70%
                        Previous 5 Years              40.29%
                                                      -----
                        Difference                    18.41%

                                BONUS CALCULATION

                  Average Equity First Quarter 1997     11,047,000
                  Multiplied by Difference                   18.41%
                                                        ----------
                                                         2,033,753
                  Divided by 4                                   4
                                                        ----------
                                                           508,438
                  Multiplied by Bonus Percentage                 1%
                                                        ----------

                             BONUS AMOUNT: $5,084.38


              THE ABOVE EXAMPLE IS FOR ILLUSTRATION PURPOSES ONLY.

                     EMPLOYMENT AND NONCOMPETITION AGREEMENT

        THIS AGREEMENT is entered into effective as of June 2, 1997, between LARRY RICE (herein referred to as "Employee") and T & W FINANCIAL CORPORATION, a Washington corporation (herein referred to as "T&W").

        In consideration of the mutual covenants herein contained, the parties agree as follows:

1.       Employment.

         T&W employs Employee and Employee accepts employment effective as of the effective date of this Agreement upon the following terms and conditions.

2.       Term of Employment.

         Employment under this Agreement shall be for a period of six (6) years commencing on the effective date of this Agreement and terminating on the earlier to occur of the following:

         (a)      June 1, 2003;

         (b)      Employee's death;

         (c) at the option of T&W upon thirty (30) days prior written notice to Employee in the event of the inability of Employee to perform his duties hereunder by reason of injury or illness incapacitating Employee for a continuous period exceeding one hundred eighty (180) days;

         (d) upon the termination of Employee's employment by the Board of Directors of T&W for cause in accordance with Section 10.1; or

         (e) upon Employee voluntarily terminating employment in accordance with Section 10.2.

         At the expiration of the initial term of this Agreement, this Agreement shall be automatically renewed for two (2) succeeding terms of two (2) years each, unless either party






Employment and
Noncompetition Agreement               Page l
shall, at least sixty (60) days prior to the expiration of the initial term, or any extended term, give written notice of that party's intention not to renew this Agreement.

         2.2 T&W's Personnel Policies. T&W has implemented and adopted a Policy and Procedure Manual which contains general policies regarding dress and grooming, attendance and work rules and regulations. Employee acknowledges that he has received a copy of T&W's Policy and Procedure Manual and agrees to follow all rules therein pertaining to Employee's employment at T&W. HOWEVER, THE POLICY AND PROCEDURE MANUAL MAY BE MODIFIED BY T&W AT ANY TIME WITHOUT NOTICE AND ANYTHING CONTAINED IN THE MANUAL, OR ANY MODIFICATION TO THE MANUAL, SHALL NOT CONSTITUTE A MODIFICATION OF THIS AGREEMENT. In the event of a conflict between this Agreement and the Policy and Procedure Manual, this Agreement controls.

3.       Duties and Extent of Services.

         3.1 Employee's principal duties on behalf of T&W at the effective date of this Agreement shall be to perform sales and marketing services at T&W's Prairie Village location.

         3.2 Employee will devote substantially his entire time and attention to the business of T&W, and shall not, during such employment, engage in any other business activity which interferes with Employee's duties and responsibilities under this Agreement. Employee shall not directly or indirectly engage or participate in any activities at any time during the term of this Agreement in conflict with the best interest of T&W.

4.       Compensation.

         In addition to other benefits referred to herein, T&W shall pay Employee for all services rendered by Employee under this Agreement a salary of $14,583.33 per month. Employee's salary shall be paid in semi-monthly installments on the 15th and last day of each month, commencing on June 15, 1997 and shall be subject to normal payroll withholding. Unless changed by agreement of the parties, the annual salary to Employee shall remain the same as provided herein. Employee's annual salary shall be subject to annual review and may be increased but shall not be decreased.

Employment and
Noncompetition Agreement               Page 2

5.       Stock Options.

         In consideration for entering into this Agreement, and in the event that T&W completes an initial public offering of its common stock, T&W shall grant Employee an option to purchase shares of common stock of T&W in an amount equal to one percent (1%) of the issued and outstanding shares of stock in T&W as of the effective date of the initial public offering at a per share price equal to the initial public offering price. Under the terms of such option, the option shall vest ratably over a five-year period (i.e., at the rate of twenty percent (20%) per year), so that the option shall be fully exercisable five (5) years from the date of the grant. The other terms and conditions of the option shall be set forth in a Stock Option Plan to be adopted by T&W prior to the completion of the initial public offering.

6.       Additional Benefits.

         T&W agrees at all times during Employee's employment to provide and maintain for Employee, and Employee shall be entitled to participate in, all fringe benefits in effect which are available for salaried employees of the T&W or as introduced by T&W during Employee's employment. To the extent that it has the right to do so with its other salaried employees, T&W reserves the right to modify, suspend or discontinue any or all of such benefits at any time. In addition to the compensation provided in Section 4, Employee shall have the following additional benefits during the term herein.

         6.1 Quarterly Bonus. In addition to the salary described above, Employee shall be entitled to receive a bonus through participation in T&W's return on equity ("ROE") incentive program (the"ROE Program"). Employee shall receive twenty-five percent (25%) of any ROE in excess of twenty-five percent (25%) on an annual pre-tax basis relative to beginning acquisition equity of $___________________. The operation of the ROE Program is illustrated on the attached Exhibit "A." The bonus shall be paid to Employee every April 30, July 30, October 30, and January 30 during the term of this Agreement. The bonus payable on July 30, 1997 shall be calculated for the initial period beginning January 1, 1997, but prorated as of June 1, 1997. In the event that a major recapitalization of T&W occurs, the ROE Program will be restructured to produce a basically equivalent incentive bonus program.







Employment and
Noncompetition Agreement               Page 3

         6.2 Expenses. T&W will reimburse Employee for or pay for Employee all reasonable and necessary business related expenses incurred by him in carrying out his duties and responsibilities under this Agreement. The Employee shall present to T&W from time to time an itemized account of such expenses in such form as may be required by T&W.

         6.3 Club Dues. T&W will reimburse Employee for or pay for Employee social or athletic club dues as it relates to business purposes of T&W.

7.       Noncompetition/Nondisclosure.

         As a condition of employment with T&W, and in consideration of continuing employment, the compensation of Employee by T&W during the term of this Agreement, the use and enjoyment by Employee of T&W's facilities and equipment, the ongoing disclosure to Employee of T&W's confidential and proprietary information, the opportunity for Employee to serve T&W's customers, and the mutual covenants contained herein, T&W and Employee recognize and agree as follows:

            (a) Confidential Information. Employee recognizes and acknowledges that during the course of his employment hereunder, he will have access to certain information not generally known to the public, relating to products, sales, services or business of T&W, which may include without limitation data, programs, customer or contact lists, contact with T&W's customers, acquisition of information as to the nature and character of the business and the names and requirements of the customers, prospects or projections, techniques, processes research, work in process, intellectual property, including but not limited to any patents, trademarks, service marks, copyrights, ideas, creations, and properties invented, created, written, developed, furnished, produced, or disclosed by Employee, in the course of rendering services to T&W except for items in the public domain or items obtained by Employee from third parties not affiliated with T&W (collectively the "Confidential Information").

            (b) Possession. Employee agrees that upon request by T&W, and in any event upon termination of employment, except for items in the public domain or items obtained by Employee from third parties not affiliated with T&W, Employee shall turn over to T&W all documents, notes, papers, data, files, customer lists, office supplies or other materials or work product in Employee's possession or under his control which were created pursuant to,




Employment and
Noncompetition Agreement               Page 4
or connected with or derived from, Employee's services to T&W, or which are related in any manner to T&W's business activities, whether or not such materials are at the date of this Agreement in Employee's possession.

            (c) Non-Disclosure of Confidential Information. Employee agrees that for and during the entire time he is employed by T&W, any Confidential Information shall be considered and kept as private and privileged records of T&W and will not be divulged to any person or entity. Further, upon termination of this Agreement for any reason, Employee agrees that he will continue to treat as private and privileged any Confidential Information and will not release any such Confidential Information to any person or entity, either by statement, disposition, or as a witness, except upon the issuance of a proper subpoena from a court of competent jurisdiction, and T&W shall be entitled to an injunction by any competent court to enjoin and restrain the unauthorized disclosure of such information. Employee hereby agrees to notify T&W of any request for such information, whether by subpoena or otherwise.

            (d) Covenant Not to Divulge Confidential Information. Employee further recognizes and acknowledges that because the goodwill of T&W's business is a valuable asset, and because the solicitation of T&W's customers by Employee after Employee has ceased to be employed by or associated with T&W will cause irreparable harm to the goodwill of T&W, T&W would not offer employment to Employee unless Employee assures that such solicitation would not occur. Employee therefore agrees and covenants that during Employee's employment by T&W and for a period of thirty-six (36) months after termination of such employment for any reason, Employee shall not disclose any Confidential Information about the business of T&W as presently conducted, or as it may evolve in the ordinary course of business between the date of this Agreement and the expiration of this covenant.

            (e) Non-Competition Agreement. Employee hereby agrees that, during the term of employment with T&W and for a period of thirty-six (36) months thereafter, Employee shall not, directly or indirectly, provide any competitor or potential competitor of T&W doing or planning to do business in the same business as T&W with any information relating in any way to T&W's Confidential Information. Employee agrees that he shall not, whether as an employee, agent, proprietor, partner, officer, director, member, shareholder, independent contractor, or in any other capacity whatsoever, and in any fashion in which he is




Employment and
Noncompetition Agreement               Page 5
beneficially interested, render any services or engage in any activities in the United States and Canada in the business of equipment leasing and related financial services, or in any business then competitive with the business of T&W, or any of its affiliated companies (collectively, the "Business"), during the term of employment with T&W and for a period of thirty-six (36) months after Employee leaves T&W's employment for any reason. ownership of a state chartered or national bank is not prohibited. The period of time during which Employee is prohibited from engaging in certain activities pursuant to the terms of this section shall be extended by the length of time during which any such party is in breach of the terms of this section. Provided, however, if T&W defaults in payment of the Note evidencing T&W payment obligations to Seller, Shareholders or Employee given as part of the consideration under that certain Asset Purchase Agreement dated as of June 2, 1997 between T&W as "Purchaser" and Commercial Capital Corporation as "Seller," and at that time, Employee is no longer employed by T&W, then this Covenant Not-to-Compete shall be void and of no force or effect whatsoever.

            (f) Because of the difficulty in determining the magnitude of damages or potential damages to T&W in the event of solicitation of an existing customer of T&W, or competition in violation of this Agreement, Employee will pay to T&W liquidated damages equal to the net income Employee derives in noncompliance with this noncompetition provision. Such liquidated damages shall be due immediately upon the rendering of the prohibited activity or services and shall bear interest at the rate of twelve percent (12%) per annum thereafter.

8.       Reasonableness of Restrictions.

         8.1 T&W and Employee agree and stipulate that the agreements and covenants contained in this Agreement, including the covenant not to divulge Confidential Information, is fair and reasonable for the protection of T&W's Confidential Information, goodwill and other protectable interests, in light of all the facts and circumstances of the relationship between Employee and T&W. In the event a court of competent jurisdiction should decline to enforce any provision of this Agreement, such provision shall be deemed to be modified or eliminated as required by the court's order, but all remaining provisions shall remain in full force and effect.

         8.2 Employee further acknowledges, agrees and stipulates that, in the event of the termination of employment with T&W,



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


Employee's experience and capabilities are such that Employee can obtain employment in business activities which are of a different and non-competing nature with his activities as an employee of T&W, and that the enforcement of a remedy hereunder by way of injunction shall not prevent Employee from earning a reasonable livelihood.

9.       Injunctive Relief.

         Employee acknowledges that disclosure of any Confidential Information or breach or threatened breach of any of the covenants or other agreements contained herein would give rise to irreparable injury to T&W or customers of T&W, which injury would be inadequately compensable in monetary damages. Accordingly, T&W may seek and obtain injunctive relief from the breach or threatened breach of any provision, requirement, or covenant of this Agreement, in addition to and not in limitation of any other legal remedies which may be available. Employee further acknowledges, agrees and stipulates that the covenants and agreements contained herein are necessary for the protection of T&W's legitimate business interests and are reasonable in scope and content. Any breach by Employee of this Agreement (specifically including the covenant not to compete) may cause irreparable injury to T&W. Upon breach or threatened breach, T&W may obtain temporary restraining orders, injunctions, or other equitable relief from a court in addition to, and not in lieu of, damages and any other available remedy.

10.      Termination.

         10.1 Termination by T&W for Cause. Without limiting in any way other provisions of this Agreement, Employee may be terminated for cause upon ten (10) days' prior written notice. In such event, Employee shall be entitled to compensation only to the date of such termination. For purposes of this Agreement, cause is defined as:

                  (a) Conviction of Employee for any felony involving moral turpitude, or the charging of Employee with any felony involving moral turpitude which results in a suspended sentence or deferred prosecution;

                  (b) Fraud, embezzlement or conversion of T&W's property;

                  (c) Employee's sexual harassment of T&W's employees if admitted by Employee in writing or determine




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


                  arbitration as provided below;

                  (d) Engaging in competition with T&W during the period of Employee's employment with T&W;

                  (e) Material breach of this Agreement by Employee, if Employee fails to cease and desist from such conduct within the ten
                  (10) day notice period provided above; or

                  (f) Divulging T&W trade secrets or other breach of confidentiality.

         In the event T&W terminates Employee's employment for cause as provided for in this Section 10, and Employee disagrees with the T&W's determination that just cause for termination exists, then the Employee and T&W agree to seek a fair and prompt negotiated resolution. However, if this is not successful, the dispute shall be resolved by binding arbitration in accordance with arbitration procedures agreed to by Employee and T&W or, if they are unable to agree, by a court of competent jurisdiction.

         10.2 Termination by Employee Without Cause. Employee may terminate his employment by giving at least ninety (90) days' written notice to T&W.

         10.3 Termination by Employee With Cause. In the event that T&W defaults in any of its obligations to Employee under this Employment and Noncompetition Agreement, and T&W fails to cure such default within ten (10) days after receiving written notice thereof, Employee may terminate his employment and seek any damages available to Employee at law or in equity as a result of such breach with it being specifically understood and agreed that Employee shall be relieved from the non-competition provisions hereof.

11.      Miscellaneous.

         11.1 Assignment. This Agreement shall not be assignable by Employee.

         11.2 Amendment and/or Modification. Neither this Agreement nor any term or provision hereof, may be changed, waived, discharged, amended, modified or terminated orally, or in any manner other than by an instrument in writing signed by the parties hereto.




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


         11.3 Binding Effect. Subject to the restrictions on assignment described above, this Agreement shall be binding upon and inure to the benefit of the respective parties, their successors and assigns and Employee's heirs and personal representative.

         11.4 Section Headings. The section headings are for convenience only and in no way define, limit, extend or interpret the scope of this Agreement or of any particular paragraph hereof.

         11.5 Interpretation and Fair Construction of Contract. This Agreement has been reviewed and approved by each of the parties. Both T&W and Employee have received independent legal advice in connection with the negotiation, execution and performance of their respective obligations under this Agreement. In the event a court of competent jurisdiction determines that any provision of this Agreement is ambiguous, the language in all parts of this Agreement shall be construed as a whole according to its fair meaning and not strictly construed for nor against either party.

         11.6 Validity. If any term of this Agreement shall be determined by a court of competent jurisdiction to be invalid, illegal, or unenforceable, in whole or in part, the validity of any of the other terms of this Agreement shall not, in any way, be affected thereby.

         11.7 Variations in Pronouns. All pronouns include the masculine, feminine, neuter, singular and plural as the identification of persons, places or entities and the context may require.

         11.8 Waiver or Breach. Either party's failure to insist upon strict performance of any of the covenants and agreements herein contained, or to exercise any option or right herein conferred, in any one or more instances, shall not be construed to be a waiver or relinquishment of any such option or right, or of any other covenants or agreements, but the same shall be and remain in full force and effect.

         11.9 Notices. To be effective, any notice hereunder shall be in writing, delivered in person or mailed by certified or registered mail, postage prepaid, to the appropriate party or parties at the addresses set forth below their signature hereto, or to such other address as the parties may hereinafter designate.







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

         11.10 Entire Agreement. This Agreement contains the entire agreement and understanding of the parties with respect to the entire subject matter hereof, and there are no representations, inducements, promises or agreements, oral or otherwise, not embodied herein. Any and all prior discussions, negotiations, commitments and understandings relating to the subject matter hereof are merged herein. There are no conditions precedent to the effectiveness of this Agreement other than as stated herein, and there are no related collateral agreement existing between the Parties that are not referenced herein.

         11.11 Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Washington, regardless of the fact that Employee is now a resident of a different state. Venue of any dispute involving the interpretation or enforcement of this Agreement shall be in Johnson County, Kansas.




                                   EMPLOYEE:

                                   _______________________________________
                                   Larry Rice

                                   Address:_______________________________

                                   T&W:

                                   T & W FINANCIAL CORPORATION

                                   By:____________________________________
                                      Thomas W. Price, President


                                   Address:   P.O. Box 3028
                                              Federal Way, WA 98063







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